CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

               --------------------------------------------------
                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of December 1, 2003
               --------------------------------------------------

                                TABLE OF CONTENTS

Section 1.  Transactions on or Prior to the Closing Date........................

Section 2.  Closing Date Actions................................................

Section 3.  Conveyance of Mortgage Loans........................................

Section 4.  Depositor's Conditions to Closing...................................

Section 5.  Seller's Conditions to Closing......................................

Section 6.  Representations and Warranties of Seller............................

Section 7.  Obligations of Seller...............................................

Section 8.  Crossed Loans.......................................................

Section 9.  [Reserved]..........................................................

Section 10. Representations and Warranties of Depositor ........................

Section 11. Survival of Certain Representations, Warranties and Covenants ......

Section 12. [Reserved] .........................................................

Section 13. Expenses; Recording Costs ..........................................

Section 14. Notices ............................................................

Section 15. Examination of Mortgage Files ......................................

Section 16. Successors .........................................................

Section 17. Governing Law ......................................................

Section 18. Severability .......................................................

Section 19. Further Assurances .................................................

Section 20. Counterparts .......................................................

Section 21. Treatment as Security Agreement ....................................

Section 22. Recordation of Agreement ...........................................

Schedule I   Schedule of Transaction Terms
Schedule II  Mortgage Loan Schedule for Column Loans
Schedule III Mortgage Loans Constituting Mortgage Groups
Schedule IV  Mortgage Loans with Lost Notes
Schedule V   Exceptions to Seller's Representations and Warranties

Exhibit A    Representations and Warranties Regarding the Mortgage Loans
Exhibit B    Affidavit of Lost Note
Exhibit C    Form of Assignment of Mortgage(s) and Assignment of Assignment of
             Lessor's Interests in Leases, Rents and Profits.

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2003, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. Depositor intends to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; provided further, that the Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under item (p) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, the Seller will take all necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before the Cut-off Date. In addition, for no consideration other than the Mortgage Loan Purchase Price, the Seller shall acquire, or cause a nominee to acquire, the residual Certificates under the Pooling and Servicing Agreement.

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to the Servicing Rights Purchase Agreement, dated as of December 5, 2003, between the Seller and Midland Loan Services, Inc., without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 21(b) this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. Each Mortgage File shall contain:

            (a) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to this Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5, without recourse, representation or warranty, express or implied";

            (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (c) an original assignment of the Mortgage substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor) in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5";

            (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor) in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5";

            (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from the Seller or the Mortgage Loan Originator either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan provided that such omnibus assignment is effective under applicable law;

            (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and UCC assignments in a form suitable for filing or recording, sufficient to assign such UCC Financing Statements to the Trustee;

            (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor agreement (including each Intercreditor Agreement related to a Companion Loan or B Loan) relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

            (n) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 Financing Statement assignments assigning such UCC Financing Statements to the Trustee on behalf of the Certificateholders);

            (o) an original, counterpart or copy of any Loan Agreement (if separate from the Mortgage);

            (p) the originals of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the Master Servicer and copies thereof shall be delivered to the Trustee;

            (q) any environmental insurance policy and any environmental guaranty or indemnity agreement or copies thereof;

            (r) the original ground lease, ground lease estoppels and any amendments, modifications or extensions thereto, if any, or copies thereof;

            (s) a copy of the mortgage note evidencing the related Companion Loan or the related B Loan;

            (t) the original or copy of any property management agreement;

            (u) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties;

            (v) the checklist of the related Mortgage Loan Documents, if any, that is included in the Mortgage File for the related Mortgage Loan; and

            (w) any additional documents required to be added to the Mortgage File pursuant to the Pooling and Servicing Agreement.

            With respect to the Mayfair Mall Loan, the following documents on a collective basis:

            (a) the original executed Note for such Mortgage Loan, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5, without recourse", or in blank, without recourse and further showing a complete, unbroken chain of assignment and endorsement from the originator (if such originator is other than the Seller); or, alternatively, if the original executed Note has been lost, a lost note affidavit and indemnity with a copy of such Note;

            (b) a copy of the executed Mayfair Mall Intercreditor Agreement;

            (c) a copy of a Mayfair Mall Servicing Agreement; and

            (d) a copy of the documents that make up the "Servicing File" under the Mayfair Mall Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, other than with respect to the Mayfair Mall Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b),
(d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above of the second preceding paragraph with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the Seller shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, other than with respect to the Mayfair Mall Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b),
(d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above of the third preceding paragraph with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that the Seller cannot deliver to the Trustee or its designee any UCC-2 or UCC-3 assignment with the filing information of the UCC-1 financing statement with respect to any Mortgage Loan being assigned, solely because such UCC-1 financing statement has not been returned by the public filing office where such UCC-1 financing statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Trustee or its designee a photocopy of such UCC-2 or UCC-3 assignment with the filing information left blank. The Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver or cause to be delivered to the Trustee or its designee the original UCC-2 or UCC-3 assignment with all appropriate filing information set forth thereon.

            Notwithstanding the foregoing, Seller may, at its sole cost and expense, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC financing statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above of the fifth preceding paragraph (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver the Assignments to the Trustee or its designee as the Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on the Seller.

            Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer or if applicable, a Primary Servicer (with a copy to the Master Servicer) under the direction of the Master Servicer, under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements and any other information provided by the respective Borrower from time to time, but excluding any documents and other writings not enumerated in this parenthetical that have been prepared by the Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, in form acceptable to the Depositor as to various corporate matters and such other matters as shall be reasonably required by the Depositor.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the General Corporation Law of the State of Delaware, the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

            Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required;

            (i) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (ii) all other information, documents, certificates, or letters with respect to the Mortgage Loans or the Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

            (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

            (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

            (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's certificate of incorporation, as amended, or other organizational documents; (b) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (c) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (d) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (e) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans.

            (iv) Seller is solvent and the sale of Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its creditors.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (a) Seller's execution, delivery and performance of this Agreement (and each agreement and document executed and delivered by Seller in connection herewith), (b) Seller's transfer and assignment of the Mortgage Loans, or
      (c) the consummation by Seller of the transactions contemplated by this Agreement (and each agreement and document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) The consideration received by Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or to Seller's knowledge threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 and the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A and the exceptions to such representations and warranties set forth on
      Schedule V hereto are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by the Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by the Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing but shall not inure to the benefit of any subsequent transferee thereafter.

            If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice: of a breach of any of the representations or warranties made by the Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (a "Breach"); or that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (including the "Defects" described below) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Loan or the interests of the Holders of any Class of Certificates, it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"), (i) cure such Breach or Defect in all material respects;
(ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or (iii) substitute one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such material Breach or material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such material Breach or material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such material Breach or material Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such material Defect or material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) during or prior to the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and the Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of the Seller) shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of the Holders of a Class of Certificates and the value of a Mortgage Loan or REO Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; or (e) the absence from the Servicer File of any required original letter of credit (as required in the provisos to Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve or (f) the absence from the Mortgage File of an original or copy of any required ground lease. In addition, the Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interests of the Holders of a Class of Certificates and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of the Seller's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

            If the Seller does not, as required by this Section 7, correct or cure a material Breach or a material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Breach or Defect is not capable of being so corrected or cured within such period, then the Seller shall purchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and the Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Mortgage Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            In the event that the Master Servicer, the Special Servicer or the Trustee is notified or otherwise has actual knowledge that Seller has an obligation to repurchase the Mayfair Mall Securitized Companion Loan from the Series 2003-C4 Trust by reason of a "Material Document Defect" or a "Material Breach" (as such terms are defined in the Series 2003-C4 PSA), then such party shall promptly notify the other such parties, and the Master Servicer shall, as and to the extent contemplated by this Agreement, direct Seller to repurchase the Mayfair Mall Loan at the Purchase Price contemporaneously with any repurchase of the Mayfair Mall Securitized Companion Loan.

            Notwithstanding the foregoing, if there is a material Breach or material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) such Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents, and to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, together with any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property which is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a material Breach or material Defect in this
Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to the Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to the Depositor and its successors and assigns respecting any Breach or Defect affecting such Mortgage Loan.

            Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by the Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at its expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such Opinion of Counsel cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. [Reserved]

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. [Reserved]

            Section 13. Expenses; Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All communications hereunder will be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, with a copy to Tessa Peters, Esq., Compliance Department, Telecopy No.: (212) 325-8282; (b) if sent to Seller, will be mailed, delivered or telecopied to it at Column Financial, Inc., 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: President, Telecopy No.:
(404) 239-0419, or to such other address or telecopy number as such party may hereafter furnish to the other party by like notice.

            Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated November 20, 2003 among Seller, Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in
      (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                       COLUMN FINANCIAL, INC.,
                                          as Seller

                                          By: /s/ Reese Mason
                                             -----------------------------------
                                          Name: Reese Mason
                                          Title: Vice President


                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.,
                                          as Depositor

                                          By: /s/ Jeffrey Altabef
                                             -----------------------------------
                                          Name: Jeffrey A. Altabef
                                          Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of December 1, 2003, among Column Financial, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated November 20, 2003, between Depositor and the Initial Purchaser.

            "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C5.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means December 5, 2003.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, the applicable Due Date for each Mortgage Loan occurring in December, 2003.

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means the exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans identified on Schedule II in Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii), which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse First Boston LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the Mortgage Loan Originator and the Borrower, pursuant to which such Mortgage Loan was made.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Mortgage Group" shall have the meaning given such term in Section 7 of the Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Mortgage Loans" means all of the mortgage loans to be sold to Depositor pursuant to this Agreement, specifically identified on Schedule II to this Agreement.

            "Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E and Class F Certificates.

            "Offering Circular" means the confidential offering circular dated November 20, 2003, describing certain classes of the Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of December 1, 2003, among the Depositor, Midland Loan Services, Inc., as Master Servicer, Clarion Partners, LLC, as Special Servicer, and the Trustee.

            "Primary Collateral" means with respect to any Crossed Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Loan.

            "Prospectus" means the Prospectus of the Depositor, dated November 10, 2003.

            "Prospectus Supplement" means the Prospectus Supplement, dated November 20, 2003, relating to the Offered Certificates.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse First Boston LLC, McDonald Investments Inc., WaMu Capital Corp., Merrill Lynch, Pierce, Fenner and Smith Incorporated and PNC Capital Markets, Inc.

            "Underwriting Agreement" means the Underwriting Agreement, dated November 20, 2003, between Depositor and the Underwriters.

                                                                     SCHEDULE II


(i) (xx) (ii)

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2003-C5

     #         Crossed    Sub Pool  Property Name
--------------------------------------------------------------------------------
     2                       1      Mayfair Mall and Office Complex
     2A                      1      Mayfair Mall
     2B                      1      Mayfair Office Complex
     3                       1      Stanford Shopping Center
     4                       1      MeriStar Hotel Portfolio
     4A                      1      MeriStar Louisville
     4B                      1      MeriStar Frazer
     5                       1      Paramount Plaza
     6                       1      Montalvo Square Shopping Center
     7                       2      Jefferson at Montfort
     8                       1      EastBridge Landing
     10                      1      Janss Court
     11                      1      Ravine Development
     13                      1      Crow Canyon Commons Shopping Center
     14                      2      Carlingford Apartments
     15                      1      220 Post Street
     16                      2      Kings Crossing I & II
     17                      2      Atrium at Market Center
     20                      1      Challenger Business Center
     26                      2      Addison at Hampton
     27                      1      SouthCourt at South Square
     29           B          2      Magnolia Village
     30           B          2      Blue Jay Mobile Home Park
     31           B          2      Candlelight Manor
     32           B          2      Elmwood Mobile Home Park
     33                      1      Shoppes of New Tampa
     34                      1      The Borders and Shoppes at Chestnut Hill
     37                      1      Northlake Square Shopping Center
     38                      2      Stone Hill Apartments
     40                      2      Caleb's Place Townhomes
     41                      2      Northgate Village Apartments
     42                      2      Cambridge Village Apartments
     44                      1      Summerville Plaza Shopping Center
     45                      1      St. Joseph's/St. Jude's Medical Building
     46                      1      Haynes Plaza
     47                      2      Hearthstone Apartments
     48                      2      Canyon View Apartments
     50                      1      Crossings at Westland
     51                      2      Villas of Brandychase
     53                      1      Vanowen Medical Office
     55                      2      Candlewick Apartments
     57                      2      Northgate Club Apartments
     58                      2      Country Village & Oakwood Mobile Home Park
     60                      1      West Highlands Shopping Center
     62                      1      Evergreen - Beverly Plaza & Park Plaza
    62A                      1      Evergreen - Park Plaza
    62B                      1      Evergreen - Beverly Plaza
     63                      1      Gifford Industrial Park
     64                      1      Oakley Plaza
     68                      2      Hunter's Glen
     69                      2      Cedar Glen Apartments
     70                      2      College Hills West Apartments
     71                      1      4601 Eisenhower
     72                      1      Joyners Crossing
     73                      1      Sedgefield Village Shopping Center
     75                      2      Point-O-View Apartments
     76                      1      Village Shoppes
     77                      2      Oak Brook Apartments
     78                      1      Amaranth Building
     80                      1      4260-4310 West Broad Street
     81                      1      Gateway Center
     83                      1      917 Franklin Office Building
     84                      1      Riverside Business Park
     86                      1      Shiloh Center - 7
     88                      1      Eckerd's OAK RIDGE
     89                      2      Tiburon Pointe Apartments
     91                      1      Dearborn Town Center
     92                      1      72nd & Cedar Street Office
     93                      2      Sands Point Cove Apartments
     94                      1      Rancho Bernardo Professional Building
     95                      1      Summerfield Renaissance Shopping Center
     96                      1      Kroger Retail Center
     97                      1      Coopers Common Plaza
     98                      2      Diplomat Townhomes
     99                      1      Chatfield Plaza
    100                      1      Northwood Plaza Shopping Center
    101                      1      Shiloh Center - 8
    102                      2      Riverview Terrace
    103                      2      Angelique Apartments
    104                      2      Langdon Hall Apartments
    105                      2      Bayou Oaks Apartments
    106                      1      300-304 E 81st Street
    107                      1      10811-10831 Foothill Boulevard
    109                      1      Fortress Self Storage
    110                      1      Clayton Industrial Park
    111                      1      Eckerd's - Middleton NJ
    112                      1      2701-2751 East Chapman Avenue
    113                      2      Park House Apartments
    114                      1      324 E 77th Street
    115                      2      Buttonwood Square
    116                      1      Huntley Road Retail Center
    117                      1      Highway Storage McAllen and Pharr
    118                      1      Powell Plaza
    119                      1      Gold Circle Office Building
    120                      1      Waynesburg Centre
    121                      1      Pierre Plaza Shopping Center
    122                      2      Salem Terrace Apartments
    123                      2      Carefree Valley Resort
    124                      1      290 Fairbanks Center
    125                      1      Scripps Hill Retail Center
    126                      2      Springwood Apartments
    127                      1      Cypress Harbor Mobile Home Park
    128                      2      Casa Del Rey Mobile Home Park
    129                      2      Fort Sedgwick Apartments
    130                      1      10019 Reisterstown Road
    131                      1      Shops at Canton
    132                      1      Shiloh Center - 5
    133                      1      Camino Maquilladora Buildings
    134                      1      Meadow Estates Manufactured Housing Community
    135                      1      Evergreen Office
    136                      2      Amberwood Apartments
    137                      1      3200 Commander Industrial Building
    138                      1      Mabury Plaza
    139                      2      Bel Air Mobile Home Communities
    140                      2      Park Manor Apartments
    141                      1      Silverado Office Building
    142                      1      Pinehollow Business Park
    143                      1      Broadway Commons Shopping Center
    144                      2      Colonial Arms Apartments
    145                      2      Folger Apartments
    146                      2      Church Hill Gables
    147                      2      Morris Manor Apartment
    148                      2      Halifax Court Apartments
    149                      2      Ashley Street Apartments
    150                      2      Royal Palms Apartments
    152                      2      833 Whalley Avenue
    153                      1      76-80 Lafayette Avenue

Total/Weighted Average:

A The Underlying Mortgage Loans secured by Anaheim Professional Center and Coast Family Medical Center are cross-collateralized and cross-defaulted, respectively.

B The Underlying Mortgage Loans secured by Magnolia Village, Blue Jay Mobile Home Park, Candlelight Manor and Elmwood Mobile Home Park are cross-collateralized and cross-defaulted, respectively.

(1)   Assumes a Cut-off Date in December 2003.

(2) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(3) At maturity with respect to Balloon Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(4) In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

(5) U/W NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E.

(6) U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

(7)   Anticipated Repayment Date.

(8)   Prepayment Provision as of Origination:

      Lock/(x) = Lockout or Defeasance for (x) payments
      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for
       (y) payments
      A%/(x) = A% Prepayment for (x) payments
      0%/(x) = Prepayable at par for (x) payments

(9)   "Yes" means that defeasance is permitted notwithstanding the Lockout
      Period.

(10)  Square footage number includes anchor spaces under ground leases.

(12) The Mayfair Mall & Office Complex $80,000,000 "Pooled Note" represents a pari passu non controlling interest in a $200,000,000 Whole Loan. The Mayfair Mall & Office Complex pooled portion is expected to be rated BBB-.

(13) The Stanford Shopping Center $75,000,000 "Pooled Note" represents a pari passu interest in a $165,000,000 senior portion. There is also a $55,000,000 mezzanine note which will be guaranteed by Simon Property Group. Stanford Shopping Center is expected to be shadow-rated BBB.

(14) The Jefferson at Montfort Whole Loan has an original balance of $40,000,000. The property also secures a $5,000,000 subordinate note which is not included in the mortgage loan pool.

(16)  Based on the $200,000,000 Mayfair Mall & Office Complex Whole Loan.

(17) Based on the $165,000,000 Stanford Shopping Center Senior Note. (18) Based on the $35,000,000 Jefferson at Montfort "Pooled Note."

(19) At the beginning of Year 11 of the loan term, the applicable interest rate will be 250 basis points over the 5-year US Treasury Note not to fall below 7.6000% or exceed 8.7500%. We have assumed an interest rate of 7.6000% throughout the loan term.

(21)  Based on the $80,000,000 Mayfair Mall & Office Complex Pooled Note.

(22)  Based on the $75,000,000 Stanford Shopping Center Pooled Note.

(23) For the period between February 1, 2007 and January 1, 2012, the monthly payment will be $225,813. From February 1, 2012 through the end of the loan term, the monthly payment will be $258,292.40.

(24)  Tenant occupies space pursuant to a ground lease.

(25) The Seller on the loan has master leased a space in order to guarantee an occupancy of 90%. As such, the amount of this reserve changes every month as the occupancy changes.

(26)  Hotel Properties are not included.

[TABLE CONTINUED]


(i) (iii)

     #                                          Address                                          City
---------------------------------------------------------------------------------------------------------------
     2
     2A           2500 North Mayfair Road                                             Wauwatosa
     2B           2500 North Mayfair Road                                             Wauwatosa
     3            180 El Camino Real                                                  Palo  Alto
     4
     4A           500 Fourth Avenue                                                   Louisville
     4B           707 Lancaster Pike                                                  Frazer
     5            3550 & 3580 Wilshire Boulevard                                      Los Angeles
     6            1708-1794 South Victoria Avenue                                     Ventura
     7            14332 Montfort Drive                                                Dallas
     8            377 East 33rd Street                                                New York
     10           1453 Third Street Promenade                                         Santa Monica
     11           10 Park Avenue                                                      Hanover Township
     13           3101, 3111, 3205, 3121 and 3211 Crow Canyon Place                   San Ramon
     14           6005, 6425 and 6525 South Gessner Drive                             Houston
     15           220 Post Street                                                     San Francisco
     16           10002 Castile Court                                                 Richmond
     17           118 North Howard Street and 308 West Fayette Street                 Baltimore
     20           12605 Challenger Parkway                                            Orlando
     26           2 Wyndham Drive                                                     Hampton
     27           3211 Shannon Road                                                   Durham
     29           1830 Old Mission Road                                               Edgewater
     30           38511 Wilds Road                                                    Dade
     31           1703 Magnolia Avenue                                                South Daytona
     32           3300 South Nova Road                                                Port Orange
     33           1646-1950 Bruce B. Downs Blvd                                       Wesley Chapel
     34           8400 & 8625 Germantown Avenue                                       Chestnut Hill
     37           4135 LaVisa Road                                                    Atlanta
     38           501 W. Central Texas Expressway                                     Killeen
     40           400 South Old Dixie Highway                                         Lady Lake
     41           5700 North Knoll                                                    San Antonio
     42           1402 North Valley Parkway                                           Lewisville
     44           680 Bacons Bridge Road                                              Summerville
     45           17021 Yorba Linda Blvd                                              Yorba Linda
     46           6500 Hull Street                                                    Richmond
     47           8801 Cinnamon Creek                                                 San Antonio
     48           7400 Pirates Cove Road                                              Las Vegas
     50           36577-36901 Warren Road                                             Westland
     51           4512-4591 Barclay Crescent Drive and 3722 Mil-Lake Circle           Lake Worth and Greenacres
     53           15243 Vanowen Street                                                Van Nuys
     55           3011 Jane Place Northeast                                           Albuquerque
     57           4300 Atoll Court                                                    Naples
     58           920 Clearleaf Drive and 2828 West Highway 21                        Bryan
     60           6544 West Thomas Road                                               Phoenix
     62
    62A           9816-9842 South Western Avenue                                      Village of Evergreen Park
    62B           9601-9623, 9645 & 9649 South Western Avenue                         Chicago
     63           750-760 East Central Avenue & 765-791 Gifford Avenue                San Bernardino
     64           801 Fairview Road                                                   Asheville
     68           1201 Bacon Ranch Road                                               Killeen
     69           5840 Glenmont Drive                                                 Houston
     70           3425 Millbrook Drive                                                San Angelo
     71           4601 Eisenhower Avenue                                              Alexandria
     72           10601 NC Highway 97                                                 Rocky Mount
     73           3601-3605 Groometown Road                                           Greensboro
     75           1130 Jack Warner Parkway                                            Tuscaloosa
     76           1203, 1213 & 1241 North State Road 7                                Royal Palm Beach
     77           700 North Spence Avenue                                             Goldsboro
     78           19560 Amaranth Drive                                                Germantown
     80           4260-4310 West Broad Street                                         Columbus
     81           991 South State Road 7                                              Plantation
     83           917 Franklin Avenue                                                 Houston
     84           2902-2976 Rubidoux Boulevard                                        Riverside
     86           6500 Hembree Lane                                                   Windsor
     88           5899 South Orange Blossom Trail                                     Orlando
     89           16901 Oakmont Drive                                                 Omaha
     91           14615 Warren Avenue                                                 Dearborn
     92           1910 South 72nd Street                                              Omaha
     93           8600 Sands Point Drive                                              Houston
     94           16776 Bernardo Center Drive                                         San Diego
     95           4548 US Hwy 220 North                                               Summerfield
     96           1 Troy Square                                                       Troy
     97           2925 and 2945 East Riggs Road                                       Chandler
     98           2700 Camp Creek Parkway                                             College Park
     99           10789 Bradford Road                                                 Littleton
    100           611 North Main Street                                               Kernersville
    101           6580 Hembree Lane                                                   Windsor
    102           130-133 Fordson Avenue                                              Cranston
    103           301-321 West 9th and 323, 617, & 715 West 10th Streets              Dallas
    104           633 Langdon Street                                                  Madison
    105           3030 Lafferty Road                                                  Pasadena
    106           300-304 E. 81st Street                                              New York
    107           10811-10831 Foothill Boulevard                                      Rancho Cucamonga
    109           5219 Plank Road                                                     Fredericksburg
    110           2502-2518 South Santa Fe Avenue                                     Vista
    111           200 Wilson Avenue                                                   Middleton
    112           2701-2751 East Chapman Avenue                                       Fullerton
    113           7945 Mentor Avenue                                                  Mentor
    114           324 E 77th Street                                                   New York
    115           486 South Black Horse Pike                                          Blackwood
    116           7000-7014 Huntley Road                                              Carpentersville
    117           2223 North 23rd Road and 4002 North Cage Boulevard                  McAllen
    118           6311-6315 FM 1488                                                   Magnolia
    119           13906 Gold Circle                                                   Omaha
    120           8648 Waynesburg Dr Southeast                                        Waynesburg
    121           2900 East Texas Street                                              Bossier City
    122           3400 Salem Road                                                     Covington
    123           4506-4306 North Business 77                                         Harlingen
    124           14095 Northwest Freeway                                             Houston
    125           9969 Mira Mesa Blvd                                                 San Diego
    126           4201 Woodspring Lane                                                Tampa
    127           3400 Cypress Gardens Road                                           Winter Haven
    128           515 53rd Avenue West                                                Bradenton
    129           2217 Sedgwick Street                                                Petersburg
    130           10019 Reisterstown Road                                             Owings Mills
    131           4045 Marietta Highway                                               Canton
    132           6450 Hembree Lane                                                   Windsor
    133           6930 & 6940 Camino Maquilladora                                     San Diego
    134           917 S. Kennedy Avenue                                               Madrid
    135           11640 Arbor Street                                                  Omaha
    136           874 King Road                                                       Riverdale
    137           3200 Commander Drive                                                Carrollton
    138           1631 and 1641 East 17th Street                                      Santa Ana
    139           2201 Leonard Road                                                   Bryan
    140           10 Ruth Road                                                        Hyde Park
    141           1150 Silverado Road                                                 La Jolla
    142           2720 South Medford Drive                                            Lufkin
    143           5954 Broadway Boulevard                                             Garland
    144           9 North Church Street                                               Schenectady
    145           411 2nd Street Southeast                                            Washington
    146           2418 East Franklin Street                                           Richmond
    147           27, 31 & 35 East Morris Street                                      Buffalo
    148           121 West Marion Avenue                                              Edgewater
    149           173 Ashley St                                                       Hartford
    150           1400 Moore Avenue                                                   Portland
    152           833 Whalley Avenue                                                  New Haven
    153           76-80 Lafayette Avenue                                              Suffern

[TABLE CONTINUED]


(i) (iii)

                                                        Zip
     #                       County           State    Code
---------------------------------------------------------------
     2
     2A            Milwaukee                    WI     53226
     2B            Milwaukee                    WI     53226
     3             Santa Clara                  CA     94304
     4
     4A            Jefferson                    KY     40202
     4B            Chester                      PA     19355
     5             Los Angeles                  CA     90010
     6             Ventura                      CA     93003
     7             Dallas                       TX     75254
     8             New York                     NY     10016
     10            Los Angeles                  CA     90401
     11            Morris                       NJ     07960
     13            Contra Costa                 CA     94583
     14            Harris                       TX     77036
     15            San Francisco                CA     94108
     16            Henrico                      VA     23233
     17            Baltimore City               MD     21201
     20            Orange                       FL     32826
     26            Hampton City                 VA     23666
     27            Durham                       NC     27707
     29            Volusia                      FL     32132
     30            Pasco                        FL     33525
     31            Volusia                      FL     32119
     32            Volusia                      FL     32119
     33            Pasco                        FL     33543
     34            Philadelphia                 PA     19118
     37            Dekalb                       GA     30084
     38            Bell                         TX     76541
     40            Lake                         FL     32159
     41            Bexar                        TX     78240
     42            Denton                       TX     75077
     44            Dorchester                   SC     29485
     45            Orange                       CA     92886
     46            Richmond City                VA     23224
     47            Bexar                        TX     78240
     48            Clark                        NV     89145
     50            Wayne                        MI     48185
     51            Palm Beach                   FL     33463
     53            Los Angeles                  CA     91405
     55            Bernalillo                   NM     87111
     57            Collier                      FL     34116
     58            Brazos                       TX     77803
     60            Maricopa                     AZ     85033
     62
    62A            Cook                         IL     60805
    62B            Cook                         IL     60805
     63            San Bernardino               CA     92408
     64            Buncombe                     NC     28803
     68            Bell                         TX     76542
     69            Harris                       TX     77081
     70            Tom Green                    TX     76904
     71            Alexandria City              VA     22304
     72            Nash                         NC     27803
     73            Guilford                     NC     27407
     75            Tuscaloosa                   AL     35404
     76            Palm Beach                   FL     33411
     77            Wayne                        NC     28027
     78            Montgomery                   MD     20874
     80            Franklin                     OH     43228
     81            Broward                      FL     33317
     83            Harris                       TX     77002
     84            Riverside                    CA     92509
     86            Sonoma                       CA     95492
     88            Orange                       FL     32839
     89            Sarpy                        NE     68136
     91            Wayne                        MI     48126
     92            Douglas                      NE     68124
     93            Harris                       TX     77036
     94            San Diego                    CA     92128
     95            Guilford                     NC     27358
     96            Lincoln                      MO     63379
     97            Maricopa                     AZ     85249
     98            Fulton                       GA     30337
     99            Jefferson                    CO     80127
    100            Forsyth                      NC     27284
    101            Sonoma                       CA     95492
    102            Providence                   RI     02109
    103            Dallas                       TX     75208
    104            Dane                         WI     53703
    105            Harris                       TX     77502
    106            New York                     NY     10028
    107            San Bernardino               CA     91730
    109            Spotsylvania                 VA     22407
    110            San Diego                    CA     92084
    111            Monmouth                     NJ     07758
    112            Orange                       CA     92831
    113            Lake                         OH     44060
    114            New York                     NY     10021
    115            Camden                       NJ     08012
    116            Kane                         IL     60110
    117            Hidalgo                      TX     78501
    118            Montgomery                   TX     77354
    119            Douglas                      NE     68144
    120            Stark                        OH     44688
    121            Bossier Parish               LA     71111
    122            Newton                       GA     30016
    123            Cameron                      TX     78552
    124            Harris                       TX     77040
    125            San Diego                    CA     92131
    126            Hillsborough                 FL     33613
    127            Polk                         FL     33884
    128            Manatee                      FL     34207
    129            Petersburg City              VA     23805
    130            Baltimore                    MD     21117
    131            Cherokee                     GA     30114
    132            Sonoma                       CA     95492
    133            San Diego                    CA     92154
    134            Boone                        IA     50156
    135            Douglas                      NE     68144
    136            Clayton                      GA     30296
    137            Dallas                       TX     75006
    138            Orange                       CA     92705
    139            Brazos                       TX     77803
    140            Dutchess                     NY     12538
    141            San Diego                    CA     92037
    142            Angelina                     TX     75901
    143            Dallas                       TX     75043
    144            Schenectady                  NY     12305
    145            District of Columbia         DC     20003
    146            Richmond                     VA     23219
    147            Erie                         NY     14214
    148            Volusia                      FL     32132
    149            Hartford                     CT     06114
    150            San Patricio                 TX     78374
    152            New Haven                    CT     06515
    153            Rockland                     NY     10901

[TABLE CONTINUED]


(i)

                       Property                    Property          Mortgage
     #                   Type                      Sub-type          Loan Seller
-----------------------------------------------------------------------------------------------
     2                                                               Column Financial, Inc.
     2A      Retail                                Anchored
     2B      Office                       Central Business District
     3       Retail                                Anchored          Column Financial, Inc.
     4                                                               Column Financial, Inc.
     4A      Hotel                               Full Service
     4B      Hotel                               Full Service
     5       Office                       Central Business District  Column Financial, Inc.
     6       Retail                                Anchored          Column Financial, Inc.
     7       Multifamily                         Conventional        Column Financial, Inc.
     8       Multifamily                         Conventional        Column Financial, Inc.
     10      Mixed Use                    Office/Retail/Multifamily  Column Financial, Inc.
     11      Office                                Suburban          Column Financial, Inc.
     13      Retail                                Anchored          Column Financial, Inc.
     14      Multifamily                         Conventional        Column Financial, Inc.
     15      Retail                               Unanchored         Column Financial, Inc.
     16      Multifamily                         Conventional        Column Financial, Inc.
     17      Multifamily                         Conventional        Column Financial, Inc.
     20      Office                                Suburban          Column Financial, Inc.
     26      Multifamily                         Conventional        Column Financial, Inc.
     27      Office                                Suburban          Column Financial, Inc.
     29      Multifamily                     Manufactured Housing    Column Financial, Inc.
     30      Multifamily                     Manufactured Housing    Column Financial, Inc.
     31      Multifamily                     Manufactured Housing    Column Financial, Inc.
     32      Multifamily                     Manufactured Housing    Column Financial, Inc.
     33      Retail                                Anchored          Column Financial, Inc.
     34      Retail                                Anchored          Column Financial, Inc.
     37      Retail                                Anchored          Column Financial, Inc.
     38      Multifamily                         Conventional        Column Financial, Inc.
     40      Multifamily                         Conventional        Column Financial, Inc.
     41      Multifamily                         Conventional        Column Financial, Inc.
     42      Multifamily                         Conventional        Column Financial, Inc.
     44      Retail                                Anchored          Column Financial, Inc.
     45      Office                                Suburban          Column Financial, Inc.
     46      Retail                                Anchored          Column Financial, Inc.
     47      Multifamily                         Conventional        Column Financial, Inc.
     48      Multifamily                         Conventional        Column Financial, Inc.
     50      Retail                                Anchored          Column Financial, Inc.
     51      Multifamily                         Conventional        Column Financial, Inc.
     53      Office                       Central Business District  Column Financial, Inc.
     55      Multifamily                         Conventional        Column Financial, Inc.
     57      Multifamily                         Conventional        Column Financial, Inc.
     58      Multifamily                     Manufactured Housing    Column Financial, Inc.
     60      Retail                                Anchored          Column Financial, Inc.
     62                                                              Column Financial, Inc.
    62A      Retail                               Unanchored
    62B      Retail                               Unanchored
     63      Industrial                              N/A             Column Financial, Inc.
     64      Retail                                Anchored          Column Financial, Inc.
     68      Multifamily                         Conventional        Column Financial, Inc.
     69      Multifamily                         Conventional        Column Financial, Inc.
     70      Multifamily                         Conventional        Column Financial, Inc.
     71      Mixed Use                        Office/Industrial      Column Financial, Inc.
     72      Retail                                Anchored          Column Financial, Inc.
     73      Retail                                Anchored          Column Financial, Inc.
     75      Multifamily                         Conventional        Column Financial, Inc.
     76      Retail                               Unanchored         Column Financial, Inc.
     77      Multifamily                         Conventional        Column Financial, Inc.
     78      Industrial                              N/A             Column Financial, Inc.
     80      Retail                               Unanchored         Column Financial, Inc.
     81      Industrial                              N/A             Column Financial, Inc.
     83      Office                       Central Business District  Column Financial, Inc.
     84      Industrial                              N/A             Column Financial, Inc.
     86      Retail                               Unanchored         Column Financial, Inc.
     88      Retail                               Unanchored         Column Financial, Inc.
     89      Multifamily                         Conventional        Column Financial, Inc.
     91      Retail                               Unanchored         Column Financial, Inc.
     92      Office                                Suburban          Column Financial, Inc.
     93      Multifamily                         Conventional        Column Financial, Inc.
     94      Office                                Suburban          Column Financial, Inc.
     95      Retail                                Anchored          Column Financial, Inc.
     96      Retail                                Anchored          Column Financial, Inc.
     97      Retail                               Unanchored         Column Financial, Inc.
     98      Multifamily                         Conventional        Column Financial, Inc.
     99      Office                                Suburban          Column Financial, Inc.
    100      Retail                                Anchored          Column Financial, Inc.
    101      Retail                               Unanchored         Column Financial, Inc.
    102      Multifamily                         Conventional        Column Financial, Inc.
    103      Multifamily                         Conventional        Column Financial, Inc.
    104      Multifamily                         Conventional        Column Financial, Inc.
    105      Multifamily                         Conventional        Column Financial, Inc.
    106      Mixed Use                        Multifamily/Retail     Column Financial, Inc.
    107      Retail                               Unanchored         Column Financial, Inc.
    109      Self Storage                            N/A             Column Financial, Inc.
    110      Industrial                              N/A             Column Financial, Inc.
    111      Retail                               Unanchored         Column Financial, Inc.
    112      Office                                Suburban          Column Financial, Inc.
    113      Multifamily                         Conventional        Column Financial, Inc.
    114      Multifamily                         Conventional        Column Financial, Inc.
    115      Multifamily                         Conventional        Column Financial, Inc.
    116      Retail                               Unanchored         Column Financial, Inc.
    117      Self Storage                            N/A             Column Financial, Inc.
    118      Retail                               Unanchored         Column Financial, Inc.
    119      Office                                Suburban          Column Financial, Inc.
    120      Retail                                Anchored          Column Financial, Inc.
    121      Retail                               Unanchored         Column Financial, Inc.
    122      Multifamily                         Conventional        Column Financial, Inc.
    123      Multifamily                     Manufactured Housing    Column Financial, Inc.
    124      Retail                               Unanchored         Column Financial, Inc.
    125      Retail                               Unanchored         Column Financial, Inc.
    126      Multifamily                         Conventional        Column Financial, Inc.
    127      Multifamily                     Manufactured Housing    Column Financial, Inc.
    128      Multifamily                     Manufactured Housing    Column Financial, Inc.
    129      Multifamily                         Conventional        Column Financial, Inc.
    130      Office                                Suburban          Column Financial, Inc.
    131      Retail                               Unanchored         Column Financial, Inc.
    132      Retail                               Unanchored         Column Financial, Inc.
    133      Industrial                              N/A             Column Financial, Inc.
    134      Multifamily                     Manufactured Housing    Column Financial, Inc.
    135      Office                                Suburban          Column Financial, Inc.
    136      Multifamily                         Conventional        Column Financial, Inc.
    137      Industrial                              N/A             Column Financial, Inc.
    138      Retail                               Unanchored         Column Financial, Inc.
    139      Multifamily                     Manufactured Housing    Column Financial, Inc.
    140      Multifamily                         Conventional        Column Financial, Inc.
    141      Office                                Suburban          Column Financial, Inc.
    142      Office                       Central Business District  Column Financial, Inc.
    143      Retail                               Unanchored         Column Financial, Inc.
    144      Multifamily                         Conventional        Column Financial, Inc.
    145      Multifamily                         Conventional        Column Financial, Inc.
    146      Multifamily                         Conventional        Column Financial, Inc.
    147      Multifamily                         Conventional        Column Financial, Inc.
    148      Multifamily                         Conventional        Column Financial, Inc.
    149      Multifamily                         Conventional        Column Financial, Inc.
    150      Multifamily                         Conventional        Column Financial, Inc.
    152      Multifamily                         Conventional        Column Financial, Inc.
    153      Mixed Use                          Office/Retail        Column Financial, Inc.

[TABLE CONTINUED]


(i) (xi) (vi) (vii)

                       Units/
                      Sq. Ft./
                       Rooms/                      Original                           Cut-off
      #                 Pads                        Balance                         Balance (1)
--------------------------------------------------------------------------------------------------------
      2                                           $80,000,000         (12)           $79,343,515
      2A                          858,165                                            $69,245,249
      2B                          419,318                                            $10,098,266
      3                        1,387,351 (10)     $75,000,000         (13)           $75,000,000
      4                                           $51,000,000                        $50,881,109
      4A                              321                                            $33,920,740
      4B                              198                                            $16,960,370
      5                           911,900         $45,000,000                        $44,876,466
      6                           218,507         $42,300,000                        $42,300,000
      7                               662         $35,000,000         (14)           $35,000,000
      8                               209         $35,000,000                        $33,689,997
      10                          125,709         $28,600,000                        $28,295,760
      11                          154,776         $27,270,000                        $26,515,146
      13                          228,139         $23,000,000                        $22,903,652
      14                              810         $22,000,000                        $21,762,334
      15                           37,425         $21,300,000                        $21,300,000
      16                              432         $21,000,000                        $20,891,904
      17                              173         $18,200,000                        $18,124,880
      20                          170,418         $16,400,000                        $16,329,079
      26                              276         $14,600,000                        $14,524,848
      27                          130,981         $14,550,000                        $14,423,499
      29                              196          $4,025,000                         $3,997,827
      30                              263          $4,000,000                         $3,976,321
      31                              128          $2,070,000                         $2,057,746
      32                              100          $1,375,000                         $1,366,860
      33                          158,662         $10,600,000                        $10,600,000
      34                           40,570         $10,500,000                        $10,434,412
      37                           82,556          $9,500,000                         $9,438,742
      38                              344          $9,300,000                         $9,262,680
      40                              152          $9,200,000                         $9,147,744
      41                              264          $8,480,000                         $8,402,346
      42                              200          $8,150,000                         $8,119,100
      44                          107,600          $7,425,000                         $7,379,962
      45                           61,640          $7,000,000                         $6,967,396
      46                          244,698          $7,000,000                         $6,814,263
      47                              252          $6,720,000                         $6,658,463
      48                              138          $6,700,000                         $6,653,051
      50                          215,415          $6,400,000                         $6,339,552
      51                              115          $6,240,000                         $6,205,217
      53                           64,411          $6,000,000                         $5,964,095
      55                              184          $5,850,000                         $5,811,980
      57                              120          $5,800,000                         $5,779,340
      58                              509          $5,750,000                         $5,750,000
      60                           86,114          $5,650,000                         $5,650,000
      62                                           $5,300,000                         $5,267,663
     62A                           22,649                                             $3,085,346
     62B                           22,921                                             $2,182,318
      63                          156,224          $5,200,000                         $5,176,306
      64                          118,727          $5,175,000                         $5,175,000
      68                              152          $4,875,000                         $4,855,437
      69                              211          $4,650,000                         $4,596,734
      70                              168          $4,600,000                         $4,587,345
      71                           64,474          $4,400,000                         $4,389,115
      72                           52,207          $4,320,000                         $4,301,596
      73                           56,630          $4,300,000                         $4,281,987
      75                              138          $4,376,000                         $4,077,258
      76                           36,460          $4,100,000                         $4,076,870
      77                              100          $4,000,000                         $3,975,067
      78                           45,645          $4,000,000                         $3,971,612
      80                           94,079          $3,900,000                         $3,856,389
      81                           88,177          $3,800,000                         $3,767,790
      83                           38,890          $3,700,000                         $3,681,688
      84                          119,249          $3,650,000                         $3,627,200
      86                           18,020          $3,125,000                         $3,108,837
      88                           11,760          $3,090,000                         $3,055,009
      89                               60          $2,950,000                         $2,930,777
      91                           24,974          $2,815,000                         $2,785,959
      92                           24,022          $2,800,000                         $2,782,169
      93                              142          $2,800,000                         $2,774,919
      94                           25,952          $2,750,000                         $2,734,245
      95                           36,840          $2,685,000                         $2,668,406
      96                           52,933          $2,700,000                         $2,661,315
      97                           18,218          $2,650,000                         $2,633,092
      98                              124          $2,600,000                         $2,586,552
      99                           20,034          $2,530,000                         $2,517,199
     100                           50,408          $2,500,000                         $2,467,572
     101                           14,210          $2,460,000                         $2,447,415
     102                               48          $2,440,000                         $2,426,212
     103                              134          $2,400,000                         $2,389,657
     104                               90          $2,400,000                         $2,386,896
     105                               88          $2,380,000                         $2,368,221
     106                           11,830          $2,350,000                         $2,343,767
     107                            6,508          $2,300,000                         $2,280,998
     109                           55,025          $2,300,000                         $2,261,071
     110                           51,320          $2,250,000                         $2,241,092
     111                           11,347          $2,150,000                         $2,112,950
     112                           30,102          $2,000,000                         $1,986,484
     113                               72          $1,975,000                         $1,956,183
     114                               20          $1,950,000                         $1,942,426
     115                               58          $1,955,000                         $1,941,506
     116                           11,407          $1,900,000                         $1,889,399
     117                          323,943          $1,800,000                         $1,782,009
     118                           20,790          $1,760,000                         $1,754,226
     119                           20,889          $1,700,000                         $1,689,174
     120                           44,703          $1,650,000                         $1,644,514
     121                           14,000          $1,650,000                         $1,637,883
     122                               70          $1,650,000                         $1,628,325
     123                              273          $1,500,000                         $1,490,463
     124                           10,053          $1,480,000                         $1,475,449
     125                           10,912          $1,450,000                         $1,446,036
     126                               57          $1,440,000                         $1,434,171
     127                               90          $1,400,000                         $1,392,438
     128                               74          $1,400,000                         $1,391,891
     129                               56          $1,350,000                         $1,342,786
     130                           11,018          $1,287,000                         $1,280,517
     131                           10,400          $1,285,000                         $1,279,361
     132                            7,135          $1,280,000                         $1,273,380
     133                           38,866          $1,250,000                         $1,245,716
     134                               86          $1,237,500                         $1,229,547
     135                           16,874          $1,200,000                         $1,192,358
     136                               53          $1,260,000                         $1,187,014
     137                           53,882          $1,175,000                         $1,169,249
     138                           11,525          $1,095,000                         $1,087,150
     139                               94          $1,075,000                         $1,075,000
     140                               24          $1,009,000                           $998,771
     141                            7,101          $1,000,000                           $996,925
     142                           22,457          $1,000,000                           $989,673
     143                           12,600            $920,000                           $916,515
     144                               61            $915,000                           $910,341
     145                               16            $900,000                           $896,427
     146                               17            $900,000                           $895,693
     147                               54            $900,000                           $895,311
     148                               28            $880,000                           $876,021
     149                               36            $760,000                           $750,390
     150                               48            $725,000                           $721,302
     152                               14            $600,000                           $596,740
     153                           10,824            $587,500                           $585,529
                                                                             ====================

Total/Weighted Average:                                                             $904,442,967

[TABLE CONTINUED]


(i) (xix)

                   Percentage of
                      Initial               Maturity               Fee/               Year
      #            Pool Balance           Balance (2)           Leasehold            Built
--------------------------------------------------------------------------------------------------
      2                6.29%              $71,457,181
      2A                                                           Fee                1957
      2B                                                           Fee                1957
      3                5.95%              $75,000,000           Leasehold             1956
      4                4.03%              $40,652,182
      4A                                                           Fee                1905
      4B                                                           Fee                1990
      5                3.56%              $38,334,447              Fee                1969
      6                3.35%              $35,866,680         Fee/Leasehold           2002
      7                2.78%              $33,322,233              Fee                1995
      8                2.67%              $30,832,227              Fee                1998
      10               2.24%              $23,075,662              Fee                1989
      11               2.10%              $10,661,962              Fee                2001
      13               1.82%              $19,156,463           Leasehold             1981
      14               1.73%              $20,425,414              Fee                1976
      15               1.69%              $21,300,000              Fee                1907
      16               1.66%              $16,921,866              Fee                1971
      17               1.44%              $15,614,871         Fee/Leasehold           1924
      20               1.29%              $13,594,715              Fee                2000
      26               1.15%              $11,764,726              Fee                1986
      27               1.14%              $11,155,040              Fee                1999
      29               0.32%               $3,390,188              Fee                1986
      30               0.32%               $3,362,665              Fee                1975
      31               0.16%               $1,740,179              Fee                1973
      32               0.11%               $1,155,916              Fee                1962
      33               0.84%              $10,600,000              Fee                2002
      34               0.83%               $8,759,205              Fee                1993
      37               0.75%               $7,887,658              Fee                1988
      38               0.73%               $7,794,162              Fee                1982
      40               0.73%               $7,075,107              Fee                1999
      41               0.67%               $7,096,915              Fee                1985
      42               0.64%               $6,884,464              Fee                1987
      44               0.59%               $5,632,945              Fee                1972
      45               0.55%               $5,915,416              Fee                1978
      46               0.54%                $109,009               Fee                1970
      47               0.53%               $5,623,971              Fee                1983
      48               0.53%               $6,170,665              Fee                1989
      50               0.50%               $4,971,292              Fee                1995
      51               0.49%               $4,816,854              Fee                1984
      53               0.47%               $5,036,307              Fee                1971
      55               0.46%               $4,952,561              Fee                1978
      57               0.46%               $4,940,007              Fee                1988
      58               0.46%               $4,880,742              Fee                1968
      60               0.45%               $4,811,058              Fee                1986
      62               0.42%               $4,436,446
     62A                                                           Fee                1986
     62B                                                           Fee                1985
      63               0.41%               $4,275,854              Fee                1987
      64               0.41%               $5,175,000              Fee                1988
      68               0.39%               $4,085,650              Fee                1985
      69               0.36%               $3,942,744              Fee                1972
      70               0.36%               $3,917,495              Fee                1984
      71               0.35%               $3,799,493              Fee                1972
      72               0.34%               $3,333,197              Fee                2003
      73               0.34%               $3,581,426              Fee                2000
      75               0.32%               $3,684,593              Fee                1984
      76               0.32%               $3,157,365              Fee                2002
      77               0.32%               $3,337,881              Fee                1982
      78               0.31%               $3,071,206              Fee                2000
      80               0.31%               $2,871,773              Fee                1963
      81               0.30%               $2,928,412              Fee                1971
      83               0.29%               $3,101,199              Fee                1904
      84               0.29%               $3,044,867              Fee                1971
      86               0.25%               $2,603,012              Fee                2002
      88               0.24%               $2,159,793              Fee                2002
      89               0.23%               $2,445,433              Fee                2002
      91               0.22%               $2,210,420              Fee                1999
      92               0.22%               $2,376,781              Fee                2001
      93               0.22%               $2,196,728              Fee                1977
      94               0.22%               $2,322,330              Fee                1976
      95               0.21%               $2,243,347              Fee                1999
      96               0.21%               $2,121,624              Fee                1986
      97               0.21%               $2,203,726              Fee                2003
      98               0.21%               $2,165,707              Fee                1971
      99               0.20%               $2,113,998              Fee                2002
     100               0.20%               $1,626,858              Fee                1985
     101               0.19%               $2,052,305              Fee                2002
     102               0.19%               $1,878,373              Fee                1972
     103               0.19%               $2,164,274              Fee                1969
     104               0.19%               $1,983,268              Fee                1929
     105               0.19%               $1,994,825              Fee                1964
     106               0.19%               $2,011,144              Fee                1910
     107               0.18%               $1,781,520              Fee                2003
     109               0.18%               $1,508,989              Fee                1999
     110               0.18%               $1,761,789              Fee                1962
     111               0.17%                $28,678                Fee                2003
     112               0.16%               $1,550,352              Fee                1975
     113               0.16%               $1,531,528              Fee                1963
     114               0.15%               $1,641,757              Fee                1910
     115               0.15%               $1,641,658              Fee                1962
     116               0.15%               $1,610,264              Fee                2002
     117               0.14%               $1,195,158              Fee                1994
     118               0.14%               $1,514,510              Fee                2000
     119               0.13%               $1,443,046              Fee                1991
     120               0.13%               $1,333,889           Leasehold             1983
     121               0.13%               $1,123,847              Fee                1996
     122               0.13%                $35,753                Fee                1978
     123               0.12%               $1,172,498              Fee                1972
     124               0.12%               $1,240,624              Fee                2000
     125               0.11%               $1,235,937              Fee                1981
     126               0.11%               $1,339,188              Fee                1979
     127               0.11%               $1,295,268              Fee                1957
     128               0.11%               $1,180,503              Fee                1953
     129               0.11%               $1,119,172              Fee                1974
     130               0.10%               $1,076,050              Fee                1987
     131               0.10%               $1,062,812              Fee                2001
     132               0.10%               $1,066,195              Fee                2002
     133               0.10%               $1,069,884              Fee                1991
     134               0.10%               $1,102,119              Fee                1975
     135               0.09%               $1,018,621              Fee                1991
     136               0.09%               $1,086,460              Fee                1972
     137               0.09%                $986,353               Fee                1984
     138               0.09%                $933,223               Fee                1978
     139               0.09%                $916,099               Fee                1970
     140               0.08%                $794,883               Fee                1960
     141               0.08%                $838,259               Fee                1965
     142               0.08%                $720,130               Fee                1979
     143               0.07%                $726,499               Fee                1979
     144               0.07%                $718,680               Fee                1927
     145               0.07%                $755,432               Fee                1910
     146               0.07%                $757,809               Fee                1870
     147               0.07%                $703,884               Fee                1931
     148               0.07%                $746,533               Fee                1985
     149               0.06%                $498,413               Fee                1970
     150               0.06%                $569,259               Fee                1962
     152               0.05%                $510,303               Fee                1900
     153               0.05%                $474,224               Fee                1968

[TABLE CONTINUED]


(i)


                                           Occupancy                     Date of
                      Year                  Rate at                     Occupancy                  Appraised
      #            Renovated                  U/W                         Rate                       Value
--------------------------------------------------------------------------------------------------------------------
      2                                                                                          $330,000,000
      2A              2003                    97%                       7/14/2003                $288,000,000
      2B              2003                    87%                       7/14/2003                 $42,000,000
      3               2002                    96%                       6/30/2003                $335,000,000
      4                                                                                           $68,650,000
      4A              2000                    N/A                          N/A                    $47,000,000
      4B              2003                    N/A                          N/A                    $21,650,000
      5               1990                    84%                       5/1/2003                  $75,000,000
      6               N/A                     89%                       10/1/2003                 $52,900,000
      7               N/A                     86%                       6/3/2003                  $48,500,000
      8               N/A                     95%                       4/15/2003                 $91,000,000
      10              N/A                     91%                       8/14/2003                 $37,500,000
      11              N/A                    100%                       3/31/2003                 $41,000,000
      13              2002                   100%                       4/1/2003                  $32,000,000
      14              2003                    95%                       7/1/2003                  $28,900,000
      15              1996                   100%                       9/30/2003                 $31,200,000
      16              2000                    94%                       6/17/2003                 $31,550,000
      17              2002                    94%                       9/18/2003                 $23,100,000
      20              N/A                    100%                       5/1/2003                  $22,500,000
      26              N/A                     98%                       7/14/2003                 $19,000,000
      27              N/A                     80%                       2/28/2003                 $19,400,000
      29              N/A                    100%                       7/31/2003                 $5,800,000
      30              1985                   100%                       8/31/2003                 $5,000,000
      31              1980                   100%                       6/30/2003                 $2,800,000
      32              N/A                    100%                       6/30/2003                 $1,900,000
      33              N/A                     98%                       8/5/2003                  $19,100,000
      34              N/A                    100%                       7/31/2003                 $14,000,000
      37              N/A                     96%                       8/22/2003                 $11,900,000
      38              N/A                     97%                       9/1/2003                  $12,750,000
      40              N/A                     91%                       9/3/2003                  $11,550,000
      41              N/A                     93%                       7/20/2003                 $10,600,000
      42              N/A                     95%                       7/28/2003                 $11,500,000
      44              2002                    98%                       6/30/2003                 $9,400,000
      45              N/A                    100%                       8/1/2003                  $9,800,000
      46              N/A                     88%                       6/25/2003                 $11,000,000
      47              2002                    94%                       8/19/2003                 $8,400,000
      48              N/A                     92%                       5/6/2003                  $8,500,000
      50              N/A                    100%                       2/21/2003                 $9,800,000
      51              1998                   100%                       6/1/2003                  $7,800,000
      53              1998                   100%                       8/1/2003                  $8,300,000
      55              2003                    91%                       6/30/2003                 $7,350,000
      57              2002                    99%                       7/1/2003                  $7,800,000
      58              N/A                     87%                 6/2/2003 & 8/25/2003            $7,300,000
      60              N/A                     90%                       9/22/2003                 $7,550,000
      62                                                                                          $7,000,000
     62A              N/A                    100%                       9/2/2003                  $4,100,000
     62B              N/A                     82%                       9/2/2003                  $2,900,000
      63              N/A                     90%                       6/1/2003                  $7,000,000
      64              1996                    98%                       4/24/2003                 $10,600,000
      68              N/A                     96%                       6/19/2003                 $6,400,000
      69              2002                    95%                       5/20/2003                 $6,350,000
      70              2000                    97%                       10/2/2003                 $5,750,000
      71              1984                   100%                       10/1/2003                 $6,100,000
      72              N/A                     85%                       6/30/2003                 $5,400,000
      73              N/A                     95%                       5/31/2003                 $5,400,000
      75              N/A                     93%                       8/27/2003                 $5,750,000
      76              N/A                    100%                       6/24/2003                 $6,380,000
      77              2002                    96%                       6/30/2003                 $5,000,000
      78              N/A                    100%                       3/1/2003                  $6,000,000
      80              N/A                    100%                       2/1/2003                  $5,400,000
      81              2002                    99%                       9/1/2003                  $5,450,000
      83              2000                    88%                       4/1/2003                  $4,850,000
      84              2002                    98%                       5/8/2003                  $5,300,000
      86              N/A                     92%                       9/8/2003                  $4,500,000
      88              N/A                    100%                       9/9/2003                  $4,420,000
      89              N/A                     92%                       9/3/2003                  $3,710,000
      91              2002                    91%                       8/30/2003                 $3,850,000
      92              N/A                    100%                       8/31/2003                 $3,730,000
      93              2002                    97%                       3/1/2003                  $4,300,000
      94              2000                   100%                       9/4/2003                  $4,400,000
      95              N/A                    100%                       7/31/2003                 $3,437,000
      96              2001                    95%                       9/1/2003                  $3,700,000
      97              N/A                     93%                       7/31/2003                 $4,100,000
      98              2002                    90%                       9/1/2003                  $4,200,000
      99              N/A                     96%                       5/31/2003                 $3,310,000
     100              1995                   100%                       6/19/2003                 $3,400,000
     101              N/A                     79%                       6/12/2003                 $3,400,000
     102              2002                   100%                       9/1/2003                  $3,050,000
     103              2003                    99%                       7/1/2003                  $3,025,000
     104              2003                    87%                       4/25/2003                 $3,800,000
     105              2002                    84%                       8/31/2003                 $3,090,000
     106              1980                   100%                       9/4/2003                  $4,200,000
     107              N/A                    100%                       6/20/2003                 $3,600,000
     109              N/A                     96%                       8/31/2003                 $3,730,000
     110              N/A                     91%                       9/1/2003                  $3,500,000
     111              N/A                    100%                       3/29/2003                 $3,550,000
     112              2002                    97%                       4/1/2003                  $2,970,000
     113              1997                    96%                       8/1/2003                  $2,600,000
     114              1988                   100%                       4/16/2003                 $2,900,000
     115              1999                    98%                       4/10/2003                 $2,500,000
     116              N/A                    100%                       9/1/2003                  $2,540,000
     117              N/A                     91%                       9/4/2003                  $2,845,000
     118              N/A                    100%                       9/1/2003                  $2,410,000
     119              N/A                    100%                       8/31/2003                 $2,270,000
     120              1989                   100%                       7/31/2003                 $2,350,000
     121              N/A                    100%                       5/7/2003                  $2,275,000
     122              2002                    93%                       5/27/2003                 $2,250,000
     123              2003                    84%                       10/1/2003                 $2,050,000
     124              N/A                    100%                       8/26/2003                 $2,100,000
     125              N/A                    100%                       9/10/2003                 $2,300,000
     126              2001                    96%                       7/1/2003                  $1,800,000
     127              2002                   100%                       7/1/2003                  $1,800,000
     128              2002                    99%                       7/31/2003                 $1,800,000
     129              2002                    96%                       9/18/2003                 $1,750,000
     130              2002                   100%                       6/6/2003                  $1,650,000
     131              N/A                    100%                       7/24/2003                 $1,800,000
     132              N/A                    100%                       5/1/2003                  $1,900,000
     133              N/A                    100%                       9/10/2003                 $2,040,000
     134              1998                    87%                       7/8/2003                  $1,650,000
     135              N/A                    100%                       8/31/2003                 $1,610,000
     136              1985                    94%                       6/4/2003                  $2,200,000
     137              N/A                    100%                       6/11/2003                 $1,650,000
     138              N/A                     81%                       7/1/2003                  $1,750,000
     139              N/A                     98%                       5/1/2003                  $1,350,000
     140              2001                    88%                       6/1/2003                  $1,275,000
     141              1980                    93%                       9/10/2003                 $2,160,000
     142              N/A                     92%                       3/31/2003                 $1,450,000
     143              N/A                    100%                       5/1/2003                  $1,300,000
     144              1999                    95%                       9/30/2003                 $1,320,000
     145              1998                   100%                       9/11/2003                 $1,390,000
     146              2001                    94%                       5/9/2003                  $1,500,000
     147              2001                    91%                       8/1/2003                  $1,230,000
     148              N/A                     96%                       8/1/2003                  $1,100,000
     149              N/A                     95%                       9/24/2003                  $950,000
     150              2002                    98%                       8/26/2003                 $1,175,000
     152              2000                   100%                       9/1/2003                   $750,000
     153              N/A                     92%                       5/19/2003                 $1,100,000

[TABLE CONTINUED]


(i)


                                                 Maturity/
                     Cut-off                        ARD
                    Date LTV                      Date LTV                      Most Recent
      #           Ratio (1) (4)              Ratio (2) (3) (4)                      NOI
---------------------------------------------------------------------------------------------------
      2               60.1%         (16)           54.1%            (16)        $23,811,052
      2A
      2B
      3               49.3%         (17)           49.3%            (17)        $21,576,675
      4               74.1%                        59.2%                         $8,446,424
      4A
      4B
      5               59.8%                        51.1%                         $6,566,761
      6               80.0%                        67.8%                            N/A
      7               72.2%         (18)           68.7%            (18)         $3,321,021
      8               37.0%                        33.9%                         $5,822,478
      10              75.5%                        61.5%                         $2,595,619
      11              64.7%                        26.0%                         $3,755,463
      13              71.6%                        59.9%                         $2,933,216
      14              75.3%                        70.7%                         $2,502,407
      15              68.3%                        68.3%                            N/A
      16              66.2%                        53.6%                         $2,707,478
      17              78.5%                        67.6%                            N/A
      20              72.6%                        60.4%                         $2,272,563
      26              76.4%                        61.9%                         $1,401,480
      27              74.3%                        57.5%                         $1,396,660
      29              73.5%                        62.3%                          $518,848
      30              73.5%                        62.3%                          $465,935
      31              73.5%                        62.3%                          $273,384
      32              73.5%                        62.3%                          $173,781
      33              55.5%                        55.5%                            N/A
      34              74.5%                        62.6%                         $1,313,303
      37              79.3%                        66.3%                         $1,115,153
      38              72.6%                        61.1%                         $1,196,526
      40              79.2%                        61.3%                          $921,674
      41              79.3%                        67.0%                          $889,294
      42              70.6%                        59.9%                          $842,653
      44              78.5%                        59.9%                          $837,833
      45              71.1%                        60.4%                          $902,025
      46              61.9%                         1.0%                            N/A
      47              79.3%                        67.0%                          $676,837
      48              78.3%                        72.6%                          $639,739
      50              64.7%                        50.7%                          $898,634
      51              79.6%                        61.8%                          $815,543
      53              71.9%                        60.7%                          $991,683
      55              79.1%                        67.4%                          $569,925
      57              74.1%                        63.3%                          $604,416
      58              78.8%                        66.9%                          $645,492
      60              74.8%                        63.7%                          $695,307
      62              75.3%                        63.4%                          $694,531
     62A
     62B
      63              73.9%                        61.1%                          $559,275
      64              48.8%                        48.8%                          $952,372
      68              75.9%                        63.8%                          $655,847
      69              72.4%                        62.1%                          $488,577
      70              79.8%                        68.1%                          $584,572
      71              72.0%                        62.3%                          $589,404
      72              79.7%                        61.7%                            N/A
      73              79.3%                        66.3%                          $370,588
      75              70.9%                        64.1%                          $510,218
      76              63.9%                        49.5%                          $454,874
      77              79.5%                        66.8%                          $423,530
      78              66.2%                        51.2%                          $540,856
      80              71.4%                        53.2%                          $506,637
      81              69.1%                        53.7%                          $542,834
      83              75.9%                        63.9%                          $423,583
      84              68.4%                        57.5%                          $321,609
      86              69.1%                        57.8%                            N/A
      88              69.1%                        48.9%                          $356,923
      89              79.0%                        65.9%                            N/A
      91              72.4%                        57.4%                          $319,849
      92              74.6%                        63.7%                            N/A
      93              64.5%                        51.1%                          $384,846
      94              62.1%                        52.8%                          $312,600
      95              77.6%                        65.3%                          $335,542
      96              71.9%                        57.3%                          $347,821
      97              64.2%                        53.7%                            N/A
      98              61.6%                        51.6%                          $344,270
      99              76.0%                        63.9%                          $346,938
     100              72.6%                        47.8%                          $318,621
     101              72.0%                        60.4%                            N/A
     102              79.5%                        61.6%                          $244,460
     103              79.0%                        71.5%                          $310,732
     104              62.8%                        52.2%                          $225,987
     105              76.6%                        64.6%                          $254,372
     106              55.8%                        47.9%                          $233,792
     107              63.4%                        49.5%                            N/A
     109              60.6%                        40.5%                          $478,773
     110              64.0%                        50.3%                          $293,746
     111              59.5%                         0.8%                            N/A
     112              66.9%                        52.2%                          $316,474
     113              75.2%                        58.9%                          $272,517
     114              67.0%                        56.6%                          $191,097
     115              77.7%                        65.7%                          $278,494
     116              74.4%                        63.4%                          $233,132
     117              62.6%                        42.0%                          $227,252
     118              72.8%                        62.8%                          $266,218
     119              74.4%                        63.6%                          $212,021
     120              70.0%                        56.8%                          $258,431
     121              72.0%                        49.4%                          $231,914
     122              72.4%                         1.6%                          $246,539
     123              72.7%                        57.2%                          $187,224
     124              70.3%                        59.1%                          $198,252
     125              62.9%                        53.7%                          $198,380
     126              79.7%                        74.4%                          $171,559
     127              77.4%                        72.0%                          $168,443
     128              77.3%                        65.6%                          $187,569
     129              76.7%                        64.0%                          $194,547
     130              77.6%                        65.2%                          $144,697
     131              71.1%                        59.0%                          $144,397
     132              67.0%                        56.1%                            N/A
     133              61.1%                        52.4%                          $213,725
     134              74.5%                        66.8%                          $142,855
     135              74.1%                        63.3%                          $147,680
     136              54.0%                        49.4%                          $144,287
     137              70.9%                        59.8%                          $167,177
     138              62.1%                        53.3%                          $137,857
     139              79.6%                        67.9%                          $119,235
     140              78.3%                        62.3%                          $99,743
     141              46.2%                        38.8%                          $159,131
     142              68.3%                        49.7%                          $148,659
     143              70.5%                        55.9%                          $127,517
     144              69.0%                        54.4%                          $97,742
     145              64.5%                        54.3%                          $114,790
     146              59.7%                        50.5%                          $104,553
     147              72.8%                        57.2%                          $101,235
     148              79.6%                        67.9%                          $133,228
     149              79.0%                        52.5%                          $48,075
     150              61.4%                        48.4%                          $129,120
     152              79.6%                        68.0%                          $94,590
     153              53.2%                        43.1%                          $97,801

[TABLE CONTINUED]


(i)



                     Most Recent                U/W                   U/W
      #                  NCF                    NOI                 NCF (5)
------------------------------------------------------------------------------------
      2              $23,503,721            $25,124,291           $24,443,593
      2A
      2B
      3              $21,496,573            $19,013,028           $18,932,926
      4               $7,687,264             $8,373,993            $7,303,120
      4A
      4B
      5               $5,611,891             $7,885,987            $6,931,117
      6                  N/A                 $4,364,213            $4,237,727
      7               $3,155,521             $3,491,112            $3,325,612
      8               $5,766,198             $5,027,064            $4,970,784
      10              $2,513,226             $3,014,478            $2,932,085
      11              $3,480,183             $3,483,973            $3,208,693
      13              $2,702,289             $2,849,437            $2,618,510
      14              $2,299,907             $2,440,481            $2,237,981
      15                 N/A                 $2,171,876            $2,090,152
      16              $2,599,478             $2,706,050            $2,598,050
      17                 N/A                 $1,763,242            $1,728,642
      20              $2,072,249             $2,028,128            $1,827,814
      26              $1,332,480             $1,390,783            $1,321,783
      27              $1,230,345             $1,717,825            $1,551,510
      29               $509,048               $463,936              $454,136
      30               $452,785               $407,710              $394,560
      31               $266,984               $229,942              $223,542
      32               $168,731               $151,999              $146,949
      33                 N/A                 $1,482,130            $1,367,437
      34              $1,247,275             $1,123,918            $1,057,890
      37              $1,067,511             $1,059,527            $1,011,885
      38              $1,110,526             $1,129,770            $1,043,770
      40               $883,674               $894,919              $856,919
      41               $823,294               $896,794              $830,794
      42               $792,653               $825,919              $775,919
      44               $740,414               $846,742              $749,323
      45               $823,998               $836,214              $758,187
      46                 N/A                 $1,067,319             $927,212
      47               $613,837               $708,329              $645,329
      48               $605,239               $703,281              $668,781
      50               $758,880               $817,611              $677,857
      51               $786,793               $696,810              $668,060
      53               $914,065               $779,288              $701,670
      55               $523,925               $614,417              $568,417
      57               $574,416               $579,341              $549,341
      58               $619,742               $657,718              $631,968
      60               $623,810               $655,800              $584,303
      62               $645,614               $647,658              $598,741
     62A
     62B
      63               $480,336               $547,969              $469,030
      64               $836,047               $888,809              $772,484
      68               $617,847               $609,137              $571,137
      69               $435,827               $493,815              $441,065
      70               $542,572               $582,478              $540,478
      71               $526,014               $587,862              $524,472
      72                 N/A                  $451,068              $436,613
      73               $349,774               $449,295              $428,481
      75               $468,818               $532,306              $490,906
      76               $407,839               $605,031              $557,996
      77               $398,530               $416,796              $391,796
      78               $502,014               $457,172              $418,330
      80               $414,395               $487,813              $395,571
      81               $501,954               $525,792              $484,912
      83               $367,790               $450,804              $395,011
      84               $266,051               $467,020              $411,462
      86                 N/A                  $364,130              $343,789
      88               $343,399               $335,683              $322,159
      89                 N/A                  $313,817              $301,817
      91               $290,720               $328,154              $299,025
      92                 N/A                  $336,108              $306,080
      93               $349,346               $347,081              $311,581
      94               $278,559               $369,075              $335,034
      95               $326,000               $294,130              $284,588
      96               $315,532               $338,908              $306,619
      97                 N/A                  $361,567              $341,265
      98               $313,270               $353,462              $322,462
      99               $306,944               $304,078              $264,084
     100               $290,570               $303,208              $275,157
     101                 N/A                  $275,858              $261,664
     102               $232,460               $268,473              $256,473
     103               $277,232               $281,997              $248,497
     104               $199,587               $251,486              $225,086
     105               $232,372               $255,577              $233,577
     106               $228,042               $238,083              $232,333
     107                 N/A                  $262,241              $254,465
     109               $470,519               $361,833              $353,579
     110               $256,588               $313,790              $276,632
     111                 N/A                  $317,542              $304,493
     112               $288,953               $236,194              $208,673
     113               $254,517               $253,398              $235,398
     114               $186,097               $189,988              $184,988
     115               $263,994               $227,104              $212,604
     116               $219,416               $223,970              $210,254
     117               $207,738               $267,387              $247,873
     118               $242,260               $206,999              $183,041
     119               $186,328               $203,495              $177,802
     120               $227,869               $247,004              $216,442
     121               $213,654               $224,085              $205,825
     122               $229,039               $223,991              $206,491
     123               $181,218               $198,101              $192,095
     124               $186,691               $164,932              $153,371
     125               $185,831               $191,838              $179,289
     126               $157,309               $172,741              $158,491
     127               $163,943               $145,067              $140,567
     128               $183,819               $144,419              $140,669
     129               $180,547               $188,901              $174,901
     130               $127,232               $137,622              $120,157
     131               $135,982               $149,239              $140,824
     132                 N/A                  $155,383              $146,936
     133               $195,458               $174,279              $156,012
     134               $138,555               $142,524              $138,224
     135               $127,431               $142,425              $122,176
     136               $130,787               $173,622              $160,122
     137               $142,930               $140,760              $116,513
     138               $126,216               $121,539              $109,898
     139               $114,535               $121,517              $116,817
     140               $93,743                $107,798              $101,798
     141               $149,511               $148,999              $139,379
     142               $125,074               $150,121              $126,536
     143               $121,766               $102,760              $97,009
     144               $82,492                $130,599              $115,349
     145               $110,790               $107,202              $103,202
     146               $100,303               $115,799              $111,549
     147               $87,735                $152,802              $139,302
     148               $126,228               $105,075              $98,075
     149               $39,075                $107,527              $98,527
     150               $117,120               $113,096              $101,096
     152               $91,090                $73,058               $69,558
     153               $87,269                $85,552               $75,020

[TABLE CONTINUED]


(i)


                                                                   Contractual
                                            Engineering             Recurring
                    U/W                     Reserve at             Replacement
      #           DSCR (6)                  Origination           Reserve/FF&E
-------------------------------------------------------------------------------------
      2            2.38x        (16)                     N/A                     N/A
      2A
      2B
      3            3.43x        (17)                     N/A                     N/A
      4            1.71x                             $15,475                      4%
      4A
      4B
      5            2.11x                                 N/A                $136,781
      6            1.53x                                 N/A                 $32,856
      7            1.52x        (18)                $186,875                $132,400
      8            2.02x                                 N/A                 $36,228
      10           1.38x                             $11,187                 $26,481
      11           1.32x                                 N/A                     N/A
      13           1.69x                              $7,238                 $45,628
      14           1.50x                          $1,000,000                $202,500
      15           1.65x                                 N/A                     N/A
      16           2.06x                                 N/A                 $86,400
      17           1.27x                                 N/A                 $43,250
      20           1.68x                                 N/A                 $25,563
      26           1.51x                                 N/A                 $55,200
      27           1.42x                             $10,938                     N/A
      29           1.52x                                 N/A                     N/A
      30           1.52x                                 N/A                     N/A
      31           1.52x                                 N/A                     N/A
      32           1.52x                                 N/A                     N/A
      33           2.63x                                 N/A                     N/A
      34           1.49x                              $6,875                  $6,214
      37           1.60x                             $38,800                 $14,860
      38           1.63x                            $115,536                 $86,000
      40           1.23x                                 N/A                 $30,400
      41           1.43x                            $126,188                 $66,000
      42           1.34x                              $6,500                 $50,000
      44           1.38x                             $28,162                     N/A
      45           1.53x                             $10,423                  $9,408
      46           1.28x                                 N/A                     N/A
      47           1.40x                             $15,900                 $63,000
      48           1.57x                              $4,469                 $34,500
      50           1.36x                                 N/A                 $31,476
      51           1.40x                             $12,750                 $28,750
      53           1.69x                                 N/A                 $12,882
      55           1.36x                            $184,010                 $46,000
      57           1.30x                              $7,500                 $24,000
      58           1.63x                             $14,375                     N/A
      60           1.55x                             $27,950                 $17,328
      62           1.65x                             $10,625                  $6,840
     62A
     62B
      63           1.40x                              $2,500                     N/A
      64           3.48x                                 N/A                     N/A
      68           1.70x                             $59,052                 $38,000
      69           1.32x                             $30,125                 $52,750
      70           1.61x                              $5,262                 $42,000
      71           1.55x                             $44,125                  $9,671
      72           1.32x                                 N/A                     N/A
      73           1.48x                                 N/A                     N/A
      75           1.52x                                 N/A                 $56,994
      76           1.79x                                 N/A                     N/A
      77           1.44x                             $47,375                     N/A
      78           1.39x                                 N/A                  $3,456
      80           1.25x                                 N/A                 $14,112
      81           1.67x                              $2,500                     N/A
      83           1.55x                              $2,688                  $5,834
      84           1.66x                                 N/A                     N/A
      86           1.63x                                 N/A                     N/A
      88           1.32x                                 N/A                     N/A
      89           1.54x                                 N/A                 $15,000
      91           1.32x                                $625                     N/A
      92           1.52x                                 N/A                     N/A
      93           1.39x                             $13,906                 $35,500
      94           1.72x                              $5,062                  $5,065
      95           1.56x                                 N/A                     N/A
      96           1.30x                            $134,875                     N/A
      97           1.92x                                 N/A                     N/A
      98           1.84x                             $10,000                     N/A
      99           1.53x                                 N/A                     N/A
     100           1.30x                                 N/A                     N/A
     101           1.57x                                 N/A                     N/A
     102           1.38x                             $31,530                 $12,000
     103           1.36x                              $8,250                 $33,500
     104           1.43x                            $217,800                 $26,400
     105           1.42x                             $24,375                 $22,000
     106           1.33x                             $13,812                  $5,250
     107           1.43x                                 N/A                     N/A
     109           1.79x                                 N/A                  $8,254
     110           1.54x                              $5,000                     N/A
     111           1.42x                                 N/A                     N/A
     112           1.35x                                 N/A                     N/A
     113           1.54x                             $52,375                 $18,000
     114           1.35x                             $56,250                  $5,000
     115           1.57x                             $27,187                 $14,500
     116           1.54x                                 N/A                     N/A
     117           1.56x                              $2,500                     N/A
     118           1.37x                              $3,250                     N/A
     119           1.45x                              $5,562                     N/A
     120           1.50x                             $51,000                     N/A
     121           1.34x                              $2,303                     N/A
     122           1.49x                              $2,500                 $17,500
     123           1.49x                             $56,625                  $6,006
     124           1.50x                              $2,812                     N/A
     125           1.69x                                $937                     N/A
     126           1.60x                                 N/A                 $14,250
     127           1.52x                              $4,500                     N/A
     128           1.43x                              $2,750                  $3,750
     129           1.96x                              $2,625                 $14,000
     130           1.37x                              $6,250                  $1,941
     131           1.67x                                 N/A                     N/A
     132           1.70x                                 N/A                     N/A
     133           1.68x                             $14,456                     N/A
     134           1.58x                             $17,500                  $4,300
     135           1.41x                              $4,250                     N/A
     136           1.56x                             $13,875                 $13,250
     137           1.43x                              $4,487                     N/A
     138           1.37x                                 N/A                     N/A
     139           1.58x                                 N/A                     N/A
     140           1.24x                             $12,438                  $6,000
     141           2.02x                                $625                     N/A
     142           1.57x                              $2,300                  $3,369
     143           1.29x                              $3,500                     N/A
     144           1.57x                              $6,875                 $15,250
     145           1.66x                             $50,000                  $4,000
     146           1.77x                              $2,500                  $4,250
     147           1.95x                             $81,813                 $13,500
     148           1.55x                                 N/A                  $7,000
     149           1.51x                             $27,250                  $9,000
     150           1.74x                            $143,580                 $12,000
     152           1.60x                              $4,375                  $3,500
     153           1.47x                             $11,325                     N/A

[TABLE CONTINUED]


(i)


                                                                             U/W
                      LC & TI             Contractual                   Recurring
                     Reserve at            Recurring                   Replacement
      #             Origination              LC&TI                     Reserve/FF&E
------------------------------------------------------------------------------------------
      2                           N/A                 N/A                        $255,497
      2A
      2B
      3                           N/A                 N/A                         $80,102
      4                           N/A                 N/A                              4%
      4A
      4B
      5                           N/A                 N/A                        $136,785
      6                      $150,000            $120,000                         $32,777
      7                           N/A                 N/A                        $165,500
      8                           N/A                 N/A                         $56,280
      10                     $225,000            $115,504                         $26,660
      11                          N/A                 N/A                         $30,955
      13                     $112,500                 N/A                         $38,784
      14                          N/A                 N/A                        $202,500
      15                          N/A                 N/A                          $5,614
      16                          N/A                 N/A                        $108,000
      17                          N/A                 N/A                         $34,600
      20                          N/A             $85,209                         $25,563
      26                          N/A                 N/A                         $69,000
      27                          N/A            $125,000                         $19,647
      29                          N/A                 N/A                          $9,800
      30                          N/A                 N/A                         $13,150
      31                          N/A                 N/A                          $6,400
      32                          N/A                 N/A                          $5,050
      33                          N/A                 N/A                         $23,799
      34                          N/A                 N/A                          $6,214
      37                          N/A             $20,000                         $15,686
      38                          N/A                 N/A                         $86,000
      40                          N/A                 N/A                         $38,000
      41                          N/A                 N/A                         $66,000
      42                          N/A                 N/A                         $50,000
      44                          N/A             $35,004                         $16,140
      45                          N/A            $129,444                          $9,412
      46                          N/A                 N/A                         $36,705
      47                          N/A                 N/A                         $63,000
      48                          N/A                 N/A                         $34,500
      50                          N/A             $60,000                         $32,312
      51                          N/A                 N/A                         $28,750
      53                          N/A             $36,000                         $12,882
      55                          N/A                 N/A                         $46,000
      57                          N/A                 N/A                         $30,000
      58                          N/A                 N/A                         $25,750
      60                     $107,268                 N/A                         $18,084
      62                          N/A             $33,600                          $9,114
     62A
     62B
      63                      $50,000             $24,000                         $23,434
      64                          N/A                 N/A                         $17,809
      68                          N/A                 N/A                         $38,000
      69                          N/A                 N/A                         $52,750
      70                          N/A                 N/A                         $42,000
      71                      $25,000             $35,170                          $9,671
      72                          N/A             $12,000                          $7,831
      73                      $45,000             $15,000                          $8,495
      75                          N/A                 N/A                         $41,400
      76                          N/A             $25,000                          $5,469
      77                          N/A                 N/A                         $25,000
      78                          N/A             $24,996                          $8,647
      80                          N/A             $60,000                         $14,112
      81                     $105,000                 N/A                         $14,990
      83                      $50,000             $43,194                          $6,792
      84                      $50,000             $48,000                         $19,080
      86                          N/A             $17,043                          $2,703
      88                          N/A                 N/A                          $1,764
      89                          N/A                 N/A                         $12,000
      91                      $20,000              $2,607                          $3,746
      92                          N/A             $37,044                          $6,006
      93                          N/A                 N/A                         $35,500
      94                          N/A             $37,989                          $5,190
      95                          N/A                 N/A                          $5,894
      96                          N/A                 N/A                          $7,940
      97                      $20,840                 N/A                          $2,733
      98                          N/A                 N/A                         $31,000
      99                          N/A             $20,040                          $3,005
     100                          N/A             $20,004                          $8,051
     101                          N/A             $14,162                          $2,124
     102                          N/A                 N/A                         $12,000
     103                          N/A                 N/A                         $33,500
     104                          N/A                 N/A                         $26,400
     105                          N/A                 N/A                         $22,000
     106                          N/A                 N/A                          $5,750
     107                          N/A                 N/A                            $976
     109                          N/A                 N/A                          $8,254
     110                      $45,000                 N/A                          $7,698
     111                          N/A                 N/A                          $1,702
     112                      $77,316                 N/A                          $8,429
     113                          N/A                 N/A                         $18,000
     114                          N/A                 N/A                          $5,000
     115                          N/A                 N/A                         $14,500
     116                      $20,000             $18,571                          $1,711
     117                          N/A                 N/A                         $19,514
     118                          N/A             $45,290                          $3,119
     119                      $50,000             $24,000                          $4,804
     120                          N/A                 N/A                          $6,705
     121                      $40,000                 N/A                          $2,100
     122                          N/A                 N/A                         $17,500
     123                          N/A                 N/A                          $6,006
     124                          N/A                 N/A                          $1,508
     125                      $30,000                 N/A                          $1,637
     126                          N/A                 N/A                         $14,250
     127                          N/A                 N/A                          $4,500
     128                          N/A                 N/A                          $3,750
     129                          N/A                 N/A                         $14,000
     130                          N/A             $15,000                          $2,204
     131                          N/A              $5,000                          $1,560
     132                          N/A              $7,135                          $1,070
     133                          N/A                 N/A                          $6,607
     134                          N/A                 N/A                          $4,300
     135                      $30,000             $36,000                          $3,375
     136                          N/A                 N/A                         $13,500
     137                      $75,000             $16,164                          $8,082
     138                      $40,000             $20,000                          $2,190
     139                          N/A                 N/A                          $4,700
     140                          N/A                 N/A                          $6,000
     141                          N/A                 N/A                          $2,519
     142                          N/A             $17,966                          $4,491
     143                      $10,000              $7,103                          $1,890
     144                          N/A                 N/A                         $15,250
     145                          N/A                 N/A                          $4,000
     146                          N/A                 N/A                          $4,250
     147                          N/A                 N/A                         $13,500
     148                          N/A                 N/A                          $7,000
     149                          N/A                 N/A                          $9,000
     150                          N/A                 N/A                         $12,000
     152                          N/A                 N/A                          $3,500
     153                          N/A                 N/A                          $2,490

[TABLE CONTINUED]



(i) (ix) (ix)

                                                Tax &                      Initial               Orig             Rem.
                             U/W              Insurance                 Interest Only           Amort.           Amort.
      #                    TI & LC             Escrows                       Term                Term           Term (1)
-----------------------------------------------------------------------------------------------------------------------------
      2                         $425,201        None                          0                  360              355
      2A
      2B
      3                              N/A        None                          60            Interest Only    Interest Only
      4                              N/A        Both                          0                  300              298
      4A
      4B
      5                         $818,085        None                          0                  360              357
      6                          $93,709         Tax                          12                 360              360
      7                              N/A        Both                          23                 360              360
      8                              N/A         Tax                          9                  395              359
      10                         $55,733        Both                          0                  324              315
      11                        $244,325        Both                          0                  300              277
      13                        $192,143        Both                          0                  360              356
      14                             N/A        Both                          0                  360              350
      15                         $76,110        Both                          60            Interest Only    Interest Only
      16                             N/A        Both                          0                  360              356
      17                             N/A        Both                          0                  360              355
      20                        $174,751        Both                          0                  360              356
      26                             N/A        Both                          0                  360              356
      27                        $146,668        Both                          0                  300              294
      29                             N/A        Both                          0                  360              353
      30                             N/A        Both                          0                  360              354
      31                             N/A        Both                          0                  360              354
      32                             N/A        Both                          0                  360              354
      33                         $90,894        None                          84            Interest Only    Interest Only
      34                         $59,814        Both                          0                  360              354
      37                         $31,956        Both                          0                  360              354
      38                             N/A        Both                          0                  360              356
      40                             N/A        Both                          0                  300              296
      41                             N/A        Both                          0                  360              351
      42                             N/A        Both                          0                  360              356
      44                         $81,279        Both                          0                  300              296
      45                         $68,615        Both                          0                  360              355
      46                        $103,402        None                          0                  180              172
      47                             N/A        Both                          0                  360              351
      48                             N/A        Both                          0                  360              354
      50                        $107,442         Tax                          0                  300              293
      51                             N/A        Both                          0                  300              296
      53                         $64,736        Both                          0                  360              354
      55                             N/A        Both                          0                  360              353
      57                             N/A        Both                          0                  360              356
      58                             N/A        Both                          24                 336              336
      60                         $53,413        Both                          12                 360              360
      62                         $39,803        Both                          0                  360              354
     62A
     62B
      63                         $55,505        Both                          0                  360              356
      64                         $98,516        None                          84            Interest Only    Interest Only
      68                             N/A        Both                          0                  360              356
      69                             N/A        Both                          0                  360              348
      70                             N/A        Both                          0                  360              357
      71                         $53,719        Both                          0                  360              357
      72                          $6,624        Both                          0                  300              297
      73                         $12,319        Both                          0                  360              356
      75                             N/A        Both                          0                  351              290
      76                         $41,566         Tax                          0                  300              296
      77                             N/A        Both                          0                  360              354
      78                         $30,195        Both                          0                  300              295
      80                         $78,130         Tax                          0                  276              269
      81                         $25,890        Both                          0                  300              294
      83                         $49,001        Both                          0                  360              355
      84                         $36,478        Both                          0                  360              354
      86                         $17,638        Both                          0                  360              355
      88                         $11,760      Insurance                       0                  264              258
      89                             N/A        Both                          0                  360              354
      91                         $25,383        Both                          0                  300              292
      92                         $24,022        Both                          0                  360              353
      93                             N/A        Both                          0                  300              293
      94                         $28,851        Both                          0                  360              354
      95                          $3,648        Both                          0                  360              354
      96                         $24,349        Both                          0                  240              233
      97                         $17,569        Both                          0                  360              354
      98                             N/A        Both                          0                  360              355
      99                         $36,989        Both                          0                  360              355
     100                         $20,000        Both                          0                  240              234
     101                         $12,070        Both                          0                  360              355
     102                             N/A        Both                          0                  300              296
     103                             N/A        Both                          0                  300              297
     104                             N/A        Both                          0                  360              355
     105                             N/A        Both                          0                  360              355
     106                             N/A        Both                          0                  360              357
     107                          $6,800        Both                          0                  300              294
     109                             N/A        Both                          0                  240              232
     110                         $29,460        Both                          0                  300              297
     111                         $11,347        Both                          0                  180              175
     112                         $19,092        Both                          0                  300              295
     113                             N/A        Both                          0                  300              293
     114                             N/A        Both                          0                  360              356
     115                             N/A        Both                          0                  360              353
     116                         $12,005        Both                          0                  360              354
     117                             N/A        Both                          0                  240              235
     118                         $20,839        Both                          0                  360              356
     119                         $20,889        Both                          0                  360              353
     120                         $23,857        Both                          0                  300              297
     121                         $16,160        Both                          0                  240              236
     122                             N/A        Both                          0                  240              234
     123                             N/A        Both                          0                  240              237
     124                         $10,053        Both                          0                  360              357
     125                         $10,912        Both                          0                  360              357
     126                             N/A        Both                          0                  360              356
     127                             N/A        Both                          0                  360              355
     128                             N/A        Both                          0                  360              354
     129                             N/A        Both                          0                  360              355
     130                         $15,261        Both                          0                  360              355
     131                          $6,855        Both                          0                  360              356
     132                          $7,377        Both                          0                  360              355
     133                         $11,660        Both                          0                  360              356
     134                             N/A        Both                          0                  300              296
     135                         $16,874        Both                          0                  360              353
     136                             N/A        Both                          0                  348              287
     137                         $16,165        Both                          0                  360              355
     138                          $9,451        Both                          0                  360              352
     139                             N/A        Both                          24                 336              336
     140                             N/A        Both                          0                  300              292
     141                          $7,101        Both                          0                  360              357
     142                         $19,094        Both                          0                  270              264
     143                          $3,861        Both                          0                  300              297
     144                             N/A        Both                          0                  300              296
     145                             N/A        Both                          0                  360              356
     146                             N/A        Both                          0                  360              355
     147                             N/A        Both                          0                  300              296
     148                             N/A        Both                          0                  360              355
     149                             N/A        Both                          0                  240              234
     150                             N/A        Both                          0                  300              296
     152                             N/A        Both                          0                  360              354
     153                          $8,042        Both                          0                  300              297

[TABLE CONTINUED]




(i) (viii) (iv) (xii)

                       Orig                Rem.
                      Term to             Term to         Interest                    Interest Calculation
      #            Maturity (2)      Maturity (1) (2)       Rate                     (30/360 / Actual/360)
-----------------------------------------------------------------------------------------------------------------
      2                 60                  55             3.108%                          Actual/360
      2A
      2B
      3                 60                  57             3.300%                          Actual/360
      4                 120                 118            6.880%                          Actual/360
      4A
      4B
      5                 120                 117            6.150%                          Actual/360
      6                 120                 115            5.150%                          Actual/360
      7                 60                  56             4.720%                          Actual/360
      8                 117                 72             6.125%                            30/360
      10                120                 111            5.950%                          Actual/360
      11                180                 157            7.600%        (19)                30/360
      13                120                 116            5.400%                          Actual/360
      14                60                  50             5.460%                          Actual/360
      15                60                  54             5.870%                          Actual/360
      16                120                 116            4.400%                          Actual/360
      17                120                 115            6.390%                          Actual/360
      20                120                 116            5.250%                          Actual/360
      26                120                 116            4.400%                          Actual/360
      27                120                 114            5.700%                          Actual/360
      29                120                 113            5.760%                          Actual/360
      30                120                 114            5.700%                          Actual/360
      31                120                 114            5.700%                          Actual/360
      32                120                 114            5.700%                          Actual/360
      33                84                  80             4.910%                            30/360
      34                120                 114            5.450%                          Actual/360
      37                120                 114            5.300%                          Actual/360
      38                120                 116            5.600%                          Actual/360
      40                120                 116            5.790%                          Actual/360
      41                120                 111            5.550%                          Actual/360
      42                120                 116            5.860%                          Actual/360
      44                120                 116            5.400%                          Actual/360
      45                120                 115            5.870%                          Actual/360
      46                180                 172            6.330%                          Actual/360
      47                120                 111            5.550%                          Actual/360
      48                60                  54             4.900%                          Actual/360
      50                120                 113            6.080%                          Actual/360
      51                120                 116            5.900%                          Actual/360
      53                120                 114            5.650%                          Actual/360
      55                120                 113            5.930%                          Actual/360
      57                120                 116            6.140%                          Actual/360
      58                120                 116            5.150%                          Actual/360
      60                120                 115            5.300%                          Actual/360
      62                120                 114            5.560%                          Actual/360
     62A
     62B
      63                120                 116            5.000%                          Actual/360
      64                84                  80             4.290%                            30/360
      68                120                 116            5.600%                          Actual/360
      69                120                 108            5.990%                          Actual/360
      70                120                 117            6.140%                          Actual/360
      71                120                 117            6.630%                          Actual/360
      72                120                 117            5.890%                          Actual/360
      73                120                 116            5.400%                          Actual/360
      75                120                 59             6.140%                          Actual/360
      76                120                 116            5.830%                          Actual/360
      77                120                 114            5.460%                          Actual/360
      78                120                 115            5.740%                          Actual/360
      80                120                 113            6.080%                          Actual/360
      81                120                 114            5.850%                          Actual/360
      83                120                 115            5.600%                          Actual/360
      84                120                 114            5.450%                          Actual/360
      86                120                 115            5.400%                          Actual/360
      88                120                 114            5.550%                          Actual/360
      89                120                 114            5.250%                          Actual/360
      91                120                 112            6.410%                          Actual/360
      92                120                 113            6.020%                          Actual/360
      93                120                 113            6.380%                          Actual/360
      94                120                 114            5.850%                          Actual/360
      95                120                 114            5.500%                          Actual/360
      96                84                  77             6.200%                          Actual/360
      97                120                 114            5.350%                          Actual/360
      98                120                 115            5.400%                          Actual/360
      99                120                 115            5.500%                          Actual/360
     100                120                 114            5.800%                          Actual/360
     101                120                 115            5.450%                          Actual/360
     102                120                 116            5.820%                          Actual/360
     103                60                  57             5.820%                          Actual/360
     104                120                 115            5.150%                          Actual/360
     105                120                 115            5.600%                          Actual/360
     106                120                 117            6.310%                          Actual/360
     107                120                 114            6.000%                          Actual/360
     109                120                 112            6.010%                          Actual/360
     110                120                 117            6.330%                          Actual/360
     111                180                 175            5.760%                          Actual/360
     112                120                 115            6.020%                          Actual/360
     113                120                 113            6.030%                          Actual/360
     114                120                 116            5.750%                          Actual/360
     115                120                 113            5.660%                          Actual/360
     116                120                 114            5.970%                          Actual/360
     117                120                 115            6.320%                          Actual/360
     118                120                 116            6.500%                          Actual/360
     119                120                 113            6.020%                          Actual/360
     120                120                 117            7.340%                          Actual/360
     121                120                 116            7.010%                          Actual/360
     122                240                 234            5.700%                          Actual/360
     123                84                  81             6.000%                          Actual/360
     124                120                 117            5.610%                          Actual/360
     125                120                 117            6.170%                          Actual/360
     126                60                  56             5.560%                          Actual/360
     127                60                  55             5.200%                          Actual/360
     128                120                 114            5.800%                          Actual/360
     129                120                 115            5.250%                          Actual/360
     130                120                 115            5.520%                          Actual/360
     131                120                 116            5.180%                          Actual/360
     132                120                 115            5.400%                          Actual/360
     133                120                 116            6.310%                          Actual/360
     134                60                  56             5.050%                          Actual/360
     135                120                 113            6.020%                          Actual/360
     136                120                 59             7.100%                          Actual/360
     137                120                 115            5.650%                          Actual/360
     138                120                 112            6.160%                          Actual/360
     139                120                 115            5.300%                          Actual/360
     140                120                 112            6.510%                          Actual/360
     141                120                 117            5.610%                          Actual/360
     142                120                 114            5.900%                          Actual/360
     143                120                 117            6.590%                          Actual/360
     144                120                 116            6.420%                          Actual/360
     145                120                 116            5.650%                          Actual/360
     146                120                 115            5.750%                          Actual/360
     147                120                 116            6.290%                          Actual/360
     148                120                 115            6.000%                          Actual/360
     149                120                 114            6.000%                          Actual/360
     150                120                 116            6.410%                          Actual/360
     152                120                 114            6.090%                          Actual/360
     153                120                 117            7.290%                          Actual/360

[TABLE CONTINUED]


(i) (x) (viii)

                                                  First           Loan
                      Monthly                    Payment         Payment          Maturity
      #               Payment                     Date            Date            Date (2)
-------------------------------------------------------------------------------------------------
      2                     $341,961     (21)      8/11/2003              11           7/11/2008
      2A
      2B
      3                     $209,115     (22)     10/11/2003              11           9/11/2008
      4                     $356,563              11/11/2003              11          10/11/2028
      4A
      4B
      5                     $274,153              10/11/2003              11           9/11/2013
      6                     $230,969               8/11/2003              11           7/11/2013
      7                     $181,944     (18)      9/11/2003              11           8/11/2008
      8                     $204,903                4/1/2000               1           12/1/2009
      10                    $177,568               4/11/2003              11           3/11/2030
      11                    $203,301     (23)       2/1/2002               1            1/2/2017
      13                    $129,152               9/11/2003              11           8/11/2013
      14                    $124,362               3/11/2003              11           2/11/2008
      15                    $105,640               7/11/2003              11           6/11/2033
      16                    $105,160               9/11/2003              11           8/11/2013
      17                    $113,723               8/11/2003              11           7/11/2013
      20                     $90,561               9/11/2003              11           8/11/2013
      26                     $73,111               9/11/2003              11           8/11/2013
      27                     $91,096               7/11/2003              11           6/11/2013
      29                     $23,514               6/11/2003              11           5/11/2013
      30                     $23,216               7/11/2003              11           6/11/2013
      31                     $12,014               7/11/2003              11           6/11/2013
      32                      $7,981               7/11/2003              11           6/11/2013
      33                     $43,372               9/11/2003              11           8/11/2010
      34                     $59,289               7/11/2003              11           6/11/2013
      37                     $52,754               7/11/2003              11           6/11/2013
      38                     $53,389               9/11/2003              11           8/11/2013
      40                     $58,100               9/11/2003              11           8/11/2013
      41                     $48,415               4/11/2003              11           3/11/2013
      42                     $48,132               9/11/2003              11           8/11/2013
      44                     $45,154               9/11/2003              11           8/11/2013
      45                     $41,385               8/11/2003              11           7/11/2013
      46                     $60,325               5/11/2003              11           4/11/2018
      47                     $38,367               4/11/2003              11           3/11/2013
      48                     $35,559               7/11/2003              11           6/11/2008
      50                     $41,549               6/11/2003              11           5/11/2028
      51                     $39,824               9/11/2003              11           8/11/2013
      53                     $34,634               7/11/2003              11           6/11/2013
      55                     $34,811               6/11/2003              11           5/11/2013
      57                     $35,298               9/11/2003              11           8/11/2013
      58                     $32,350               9/11/2003              11           8/11/2013
      60                     $31,375               8/11/2003              11           7/11/2013
      62                     $30,293               7/11/2003              11           6/11/2013
     62A
     62B
      63                     $27,915               9/11/2003              11           8/11/2013
      64                     $18,501               9/11/2003              11           8/11/2010
      68                     $27,986               9/11/2003              11           8/11/2013
      69                     $27,849               1/11/2003              11          12/11/2012
      70                     $27,995              10/11/2003              11           9/11/2013
      71                     $28,188              10/11/2003              11           9/11/2013
      72                     $27,544              10/11/2003              11           9/11/2013
      73                     $24,146               9/11/2003              11           8/11/2013
      75                     $26,883               12/1/1998               1           11/1/2008
      76                     $25,992               9/11/2003              11           8/11/2013
      77                     $22,611               7/11/2003              11           6/11/2013
      78                     $25,140               8/11/2003              11           7/11/2013
      80                     $26,272               6/11/2003              11           5/11/2026
      81                     $24,136               7/11/2003              11           6/11/2013
      83                     $21,241               8/11/2003              11           7/11/2013
      84                     $20,610               7/11/2003              11           6/11/2013
      86                     $17,548               8/11/2003              11           7/11/2013
      88                     $20,293               7/11/2003              11           6/11/2033
      89                     $16,290               7/11/2003              11           6/11/2013
      91                     $18,849               5/11/2003              11           4/11/2013
      92                     $16,823               6/11/2003              11           5/11/2013
      93                     $18,696               6/11/2003              11           5/11/2013
      94                     $16,223               7/11/2003              11           6/11/2013
      95                     $15,245               7/11/2003              11           6/11/2013
      96                     $19,656               6/11/2003              11           5/11/2010
      97                     $14,798               7/11/2003              11           6/11/2013
      98                     $14,600               8/11/2003              11           7/11/2013
      99                     $14,365               8/11/2003              11           7/11/2013
     100                     $17,624               7/11/2003              11           6/11/2013
     101                     $13,891               8/11/2003              11           7/11/2013
     102                     $15,454               9/11/2003              11           8/11/2013
     103                     $15,200              10/11/2003              11           9/11/2008
     104                     $13,105               8/11/2003              11           7/11/2013
     105                     $13,663               8/11/2003              11           7/11/2013
     106                     $14,561              10/11/2003              11           9/11/2013
     107                     $14,819               7/11/2003              11           6/11/2013
     109                     $16,491               5/11/2003              11           4/11/2013
     110                     $14,954              10/11/2003              11           9/11/2013
     111                     $17,865               8/11/2003              11           7/11/2018
     112                     $12,910               8/11/2003              11           7/11/2013
     113                     $12,761               6/11/2003              11           5/11/2013
     114                     $11,380               9/11/2003              11           8/11/2013
     115                     $11,297               6/11/2003              11           5/11/2013
     116                     $11,355               7/11/2003              11           6/11/2013
     117                     $13,230               8/11/2003              11           7/11/2013
     118                     $11,124               9/11/2003              11           8/11/2013
     119                     $10,214               6/11/2003              11           5/11/2013
     120                     $12,022              10/11/2003              11           9/11/2028
     121                     $12,802               9/11/2003              11           8/11/2013
     122                     $11,537               7/11/2003              11           6/11/2023
     123                     $10,746              10/11/2003              11           9/11/2010
     124                      $8,506              10/11/2003              11           9/11/2013
     125                      $8,853              10/11/2003              11           9/11/2013
     126                      $8,230               9/11/2003              11           8/11/2008
     127                      $7,688               8/11/2003              11           7/11/2008
     128                      $8,215               7/11/2003              11           6/11/2013
     129                      $7,455               8/11/2003              11           7/11/2013
     130                      $7,324               8/11/2003              11           7/11/2013
     131                      $7,040               9/11/2003              11           8/11/2013
     132                      $7,188               8/11/2003              11           7/11/2013
     133                      $7,745               9/11/2003              11           8/11/2013
     134                      $7,270               9/11/2003              11           8/11/2008
     135                      $7,210               6/11/2003              11           5/11/2013
     136                      $8,555               12/1/1998               1           11/1/2008
     137                      $6,783               8/11/2003              11           7/11/2013
     138                      $6,678               5/11/2003              11           4/11/2013
     139                      $6,146               8/11/2003              11           7/11/2013
     140                      $6,819               5/11/2003              11           4/11/2013
     141                      $5,747              10/11/2003              11           9/11/2013
     142                      $6,698               7/11/2003              11           6/11/2013
     143                      $6,264              10/11/2003              11           9/11/2013
     144                      $6,132               9/11/2003              11           8/11/2013
     145                      $5,195               9/11/2003              11           8/11/2013
     146                      $5,252               8/11/2003              11           7/11/2013
     147                      $5,959               9/11/2003              11           8/11/2013
     148                      $5,276               8/11/2003              11           7/11/2013
     149                      $5,445               7/11/2003              11           6/11/2013
     150                      $4,855               9/11/2003              11           8/11/2013
     152                      $3,632               7/11/2003              11           6/11/2013
     153                      $4,262              10/11/2003              11           9/11/2013

[TABLE CONTINUED]


(i) (viii) (xv) (xvi)

                                                                                              Original
                                                                                               Lockout
                                                  Prepayment Provision                         Period
      #            ARD (7)          Seasoning     as of Origination (8)                       (Months)
------------------------------------------------------------------------------------------------------------
      2                     N/A         5         Lock/56_0%/4                                   56
      2A
      2B
      3                     N/A         3         Lock/53_0%/7                                   53
      4              10/11/2013         2         Lock/116_0%/4                                  116
      4A
      4B
      5                     N/A         3         Lock/117_0%/3                                  117
      6                     N/A         5         Lock/116_0%/4                                  116
      7                     N/A         4         Lock/53_0%/7                                   53
      8                     N/A        45         Lock/80_2%/12_1%/18_0%/7                       80
      10              3/11/2013         9         Lock/113_0%/7                                  113
      11                    N/A        23         Lock/60_YM1/117_0%/3                           60
      13                    N/A         4         Lock/117_0%/3                                  117
      14                    N/A        10         Lock/56_0%/4                                   56
      15              6/11/2008         6         Lock/55_0%/5                                   55
      16                    N/A         4         Lock/117_0%/3                                  117
      17                    N/A         5         Lock/114_0%/6                                  114
      20                    N/A         4         Lock/117_0%/3                                  117
      26                    N/A         4         Lock/117_0%/3                                  117
      27                    N/A         6         Lock/117_0%/3                                  117
      29                    N/A         7         Lock/117_0%/3                                  117
      30                    N/A         6         Lock/117_0%/3                                  117
      31                    N/A         6         Lock/117_0%/3                                  117
      32                    N/A         6         Lock/117_0%/3                                  117
      33                    N/A         4         Lock/40_YM1/41_0%/3                            40
      34                    N/A         6         Lock/117_0%/3                                  117
      37                    N/A         6         Lock/117_0%/3                                  117
      38                    N/A         4         Lock/117_0%/3                                  117
      40                    N/A         4         Lock/117_0%/3                                  117
      41                    N/A         9         Lock/117_0%/3                                  117
      42                    N/A         4         Lock/117_0%/3                                  117
      44                    N/A         4         Lock/117_0%/3                                  117
      45                    N/A         5         Lock/117_0%/3                                  117
      46                    N/A         8         Lock/177_0%/3                                  177
      47                    N/A         9         Lock/117_0%/3                                  117
      48                    N/A         6         Lock/57_0%/3                                   57
      50              5/11/2013         7         Lock/117_0%/3                                  117
      51                    N/A         4         Lock/114_0%/6                                  114
      53                    N/A         6         Lock/117_0%/3                                  117
      55                    N/A         7         Lock/114_0%/6                                  114
      57                    N/A         4         Lock/117_0%/3                                  117
      58                    N/A         4         Lock/117_0%/3                                  117
      60                    N/A         5         Lock/114_0%/6                                  114
      62                    N/A         6         Lock/116_0%/4                                  116
     62A
     62B
      63                    N/A         4         Lock/117_0%/3                                  117
      64                    N/A         4         Lock/40_YM1/41_0%/3                            40
      68                    N/A         4         Lock/117_0%/3                                  117
      69                    N/A        12         Lock/117_0%/3                                  117
      70                    N/A         3         Lock/114_0%/6                                  114
      71                    N/A         3         Lock/117_0%/3                                  117
      72                    N/A         3         Lock/117_0%/3                                  117
      73                    N/A         4         Lock/117_0%/3                                  117
      75                    N/A        61         Lock/117_0%/3                                  117
      76                    N/A         4         Lock/117_0%/3                                  117
      77                    N/A         6         Lock/117_0%/3                                  117
      78                    N/A         5         Lock/117_0%/3                                  117
      80              5/11/2013         7         Lock/117_0%/3                                  117
      81                    N/A         6         Lock/114_0%/6                                  114
      83                    N/A         5         Lock/117_0%/3                                  117
      84                    N/A         6         Lock/117_0%/3                                  117
      86                    N/A         5         Lock/117_0%/3                                  117
      88              6/11/2013         6         Lock/114_0%/6                                  114
      89                    N/A         6         Lock/117_0%/3                                  117
      91                    N/A         8         Lock/114_0%/6                                  114
      92                    N/A         7         Lock/114_0%/6                                  114
      93                    N/A         7         Lock/43_YM1/74_0%/3                            43
      94                    N/A         6         Lock/117_0%/3                                  117
      95                    N/A         6         Lock/117_0%/3                                  117
      96                    N/A         7         Lock/78_0%/6                                   78
      97                    N/A         6         Lock/117_0%/3                                  117
      98                    N/A         5         Lock/117_0%/3                                  117
      99                    N/A         5         Lock/117_0%/3                                  117
     100                    N/A         6         Lock/117_0%/3                                  117
     101                    N/A         5         Lock/117_0%/3                                  117
     102                    N/A         4         Lock/117_0%/3                                  117
     103                    N/A         3         Lock/57_0%/3                                   57
     104                    N/A         5         Lock/117_0%/3                                  117
     105                    N/A         5         Lock/41_YM1/76_0%/3                            41
     106                    N/A         3         Lock/39_YM1/77_0%/4                            39
     107                    N/A         6         Lock/117_0%/3                                  117
     109                    N/A         8         Lock/116_0%/4                                  116
     110                    N/A         3         Lock/114_0%/6                                  114
     111                    N/A         5         Lock/174_0%/6                                  174
     112                    N/A         5         Lock/114_0%/6                                  114
     113                    N/A         7         Lock/114_0%/6                                  114
     114                    N/A         4         Lock/40_YM1/76_0%/4                            40
     115                    N/A         7         Lock/114_0%/6                                  114
     116                    N/A         6         Lock/114_0%/6                                  114
     117                    N/A         5         Lock/114_0%/6                                  114
     118                    N/A         4         Lock/40_YM1/77_0%/3                            40
     119                    N/A         7         Lock/114_0%/6                                  114
     120              9/11/2013         3         Lock/39_YM1/78_0%/3                            39
     121                    N/A         4         Lock/114_0%/6                                  114
     122                    N/A         6         Lock/234_0%/6                                  234
     123                    N/A         3         Lock/78_0%/6                                   78
     124                    N/A         3         Lock/114_0%/6                                  114
     125                    N/A         3         Lock/114_0%/6                                  114
     126                    N/A         4         Lock/54_0%/6                                   54
     127                    N/A         5         Lock/54_0%/6                                   54
     128                    N/A         6         Lock/114_0%/6                                  114
     129                    N/A         5         Lock/116_0%/4                                  116
     130                    N/A         5         Lock/117_0%/3                                  117
     131                    N/A         4         Lock/117_0%/3                                  117
     132                    N/A         5         Lock/117_0%/3                                  117
     133                    N/A         4         Lock/40_YM1/77_0%/3                            40
     134                    N/A         4         Lock/54_0%/6                                   54
     135                    N/A         7         Lock/114_0%/6                                  114
     136                    N/A        61         Lock/114_0%/6                                  114
     137                    N/A         5         Lock/117_0%/3                                  117
     138                    N/A         8         Lock/44_YM1/73_0%/3                            44
     139                    N/A         5         Lock/117_0%/3                                  117
     140                    N/A         8         Lock/114_0%/6                                  114
     141                    N/A         3         Lock/114_0%/6                                  114
     142                    N/A         6         Lock/116_0%/4                                  116
     143                    N/A         3         Lock/117_0%/3                                  117
     144                    N/A         4         Lock/114_0%/6                                  114
     145                    N/A         4         Lock/114_0%/6                                  114
     146                    N/A         5         Lock/114_0%/6                                  114
     147                    N/A         4         Lock/114_0%/6                                  114
     148                    N/A         5         Lock/114_0%/6                                  114
     149                    N/A         6         Lock/114_0%/6                                  114
     150                    N/A         4         Lock/114_0%/6                                  114
     152                    N/A         6         Lock/42_YM1/75_0%/3                            42
     153                    N/A         3         Lock/114_0%/6                                  114

[TABLE CONTINUED]


(i) (xvi)

                    Original             Original
                      Yield             Prepayment            Original
                   Maintenance            Premium               Open                                       Lockout
                     Period               Period               Period                                    Expiration
      #             (Months)             (Months)             (Months)      Defeasance (9)                  Date
--------------------------------------------------------------------------------------------------------------------------
      2                 0                    0                   4                    Yes                 4/11/2008
      2A
      2B
      3                 0                    0                   7                    Yes                 3/11/2008
      4                 0                    0                   4                    Yes                 7/11/2013
      4A
      4B
      5                 0                    0                   3                    Yes                 7/11/2013
      6                 0                    0                   4                    Yes                 4/11/2013
      7                 0                    0                   7                    Yes                 2/11/2008
      8                 0                   30                   7                    No                  12/1/2006
      10                0                    0                   7                    Yes                 9/11/2012
      11               117                   0                   3                    No                  2/1/2007
      13                0                    0                   3                    Yes                 6/11/2013
      14                0                    0                   4                    Yes                11/11/2007
      15                0                    0                   5                    Yes                 2/11/2008
      16                0                    0                   3                    Yes                 6/11/2013
      17                0                    0                   6                    Yes                 2/11/2013
      20                0                    0                   3                    Yes                 6/11/2013
      26                0                    0                   3                    Yes                 6/11/2013
      27                0                    0                   3                    Yes                 4/11/2013
      29                0                    0                   3                    Yes                 3/11/2013
      30                0                    0                   3                    Yes                 4/11/2013
      31                0                    0                   3                    Yes                 4/11/2013
      32                0                    0                   3                    Yes                 4/11/2013
      33               41                    0                   3                    No                  1/11/2007
      34                0                    0                   3                    Yes                 4/11/2013
      37                0                    0                   3                    Yes                 4/11/2013
      38                0                    0                   3                    Yes                 6/11/2013
      40                0                    0                   3                    Yes                 6/11/2013
      41                0                    0                   3                    Yes                 1/11/2013
      42                0                    0                   3                    Yes                 6/11/2013
      44                0                    0                   3                    Yes                 6/11/2013
      45                0                    0                   3                    Yes                 5/11/2013
      46                0                    0                   3                    Yes                 2/11/2018
      47                0                    0                   3                    Yes                 1/11/2013
      48                0                    0                   3                    Yes                 4/11/2008
      50                0                    0                   3                    Yes                 3/11/2013
      51                0                    0                   6                    Yes                 3/11/2013
      53                0                    0                   3                    Yes                 4/11/2013
      55                0                    0                   6                    Yes                12/11/2012
      57                0                    0                   3                    Yes                 6/11/2013
      58                0                    0                   3                    Yes                 6/11/2013
      60                0                    0                   6                    Yes                 2/11/2013
      62                0                    0                   4                    Yes                 3/11/2013
     62A
     62B
      63                0                    0                   3                    Yes                 6/11/2013
      64               41                    0                   3                    No                  1/11/2007
      68                0                    0                   3                    Yes                 6/11/2013
      69                0                    0                   3                    Yes                10/11/2012
      70                0                    0                   6                    Yes                 4/11/2013
      71                0                    0                   3                    Yes                 7/11/2013
      72                0                    0                   3                    Yes                 7/11/2013
      73                0                    0                   3                    Yes                 6/11/2013
      75                0                    0                   3                    Yes                 9/1/2008
      76                0                    0                   3                    Yes                 6/11/2013
      77                0                    0                   3                    Yes                 4/11/2013
      78                0                    0                   3                    Yes                 5/11/2013
      80                0                    0                   3                    Yes                 3/11/2013
      81                0                    0                   6                    Yes                 1/11/2013
      83                0                    0                   3                    Yes                 5/11/2013
      84                0                    0                   3                    Yes                 4/11/2013
      86                0                    0                   3                    Yes                 5/11/2013
      88                0                    0                   6                    Yes                 1/11/2013
      89                0                    0                   3                    Yes                 4/11/2013
      91                0                    0                   6                    Yes                11/11/2012
      92                0                    0                   6                    Yes                12/11/2012
      93               74                    0                   3                    No                  1/11/2007
      94                0                    0                   3                    Yes                 4/11/2013
      95                0                    0                   3                    Yes                 4/11/2013
      96                0                    0                   6                    Yes                12/11/2009
      97                0                    0                   3                    Yes                 4/11/2013
      98                0                    0                   3                    Yes                 5/11/2013
      99                0                    0                   3                    Yes                 5/11/2013
     100                0                    0                   3                    Yes                 4/11/2013
     101                0                    0                   3                    Yes                 5/11/2013
     102                0                    0                   3                    Yes                 6/11/2013
     103                0                    0                   3                    Yes                 7/11/2008
     104                0                    0                   3                    Yes                 5/11/2013
     105               76                    0                   3                    No                  1/11/2007
     106               77                    0                   4                    No                  1/11/2007
     107                0                    0                   3                    Yes                 4/11/2013
     109                0                    0                   4                    Yes                 1/11/2013
     110                0                    0                   6                    Yes                 4/11/2013
     111                0                    0                   6                    Yes                 2/11/2018
     112                0                    0                   6                    Yes                 2/11/2013
     113                0                    0                   6                    Yes                12/11/2012
     114               76                    0                   4                    No                  1/11/2007
     115                0                    0                   6                    Yes                12/11/2012
     116                0                    0                   6                    Yes                 1/11/2013
     117                0                    0                   6                    Yes                 2/11/2013
     118               77                    0                   3                    No                  1/11/2007
     119                0                    0                   6                    Yes                12/11/2012
     120               78                    0                   3                    No                  1/11/2007
     121                0                    0                   6                    Yes                 3/11/2013
     122                0                    0                   6                    Yes                 1/11/2023
     123                0                    0                   6                    Yes                 4/11/2010
     124                0                    0                   6                    Yes                 4/11/2013
     125                0                    0                   6                    Yes                 4/11/2013
     126                0                    0                   6                    Yes                 3/11/2008
     127                0                    0                   6                    Yes                 2/11/2008
     128                0                    0                   6                    Yes                 1/11/2013
     129                0                    0                   4                    Yes                 4/11/2013
     130                0                    0                   3                    Yes                 5/11/2013
     131                0                    0                   3                    Yes                 6/11/2013
     132                0                    0                   3                    Yes                 5/11/2013
     133               77                    0                   3                    No                  1/11/2007
     134                0                    0                   6                    Yes                 3/11/2008
     135                0                    0                   6                    Yes                12/11/2012
     136                0                    0                   6                    Yes                 6/1/2008
     137                0                    0                   3                    Yes                 5/11/2013
     138               73                    0                   3                    No                  1/11/2007
     139                0                    0                   3                    Yes                 5/11/2013
     140                0                    0                   6                    Yes                11/11/2012
     141                0                    0                   6                    Yes                 4/11/2013
     142                0                    0                   4                    Yes                 3/11/2013
     143                0                    0                   3                    Yes                 7/11/2013
     144                0                    0                   6                    Yes                 3/11/2013
     145                0                    0                   6                    Yes                 3/11/2013
     146                0                    0                   6                    Yes                 2/11/2013
     147                0                    0                   6                    Yes                 3/11/2013
     148                0                    0                   6                    Yes                 2/11/2013
     149                0                    0                   6                    Yes                 1/11/2013
     150                0                    0                   6                    Yes                 3/11/2013
     152               75                    0                   3                    No                  1/11/2007
     153                0                    0                   6                    Yes                 4/11/2013

[TABLE CONTINUED]


(i) (xiii)

                      Yield              Prepayment                                 Servicing
                   Maintenance            Premium                Yield                 and
                    Expiration           Expiration           Maintenance            Trustee
      #                Date                 Date                Spread                 Fees
----------------------------------------------------------------------------------------------------
      2                N/A                  N/A                   N/A                0.01190%
      2A
      2B
      3                N/A                  N/A                   N/A                0.03190%
      4                N/A                  N/A                   N/A                0.03190%
      4A
      4B
      5                N/A                  N/A                   N/A                0.03190%
      6                N/A                  N/A                   N/A                0.03190%
      7                N/A                  N/A                   N/A                0.03190%
      8                N/A                6/1/2009                N/A                0.03190%
      10               N/A                  N/A                   N/A                0.03190%
      11            11/1/2016               N/A                 T-Flat               0.03190%
      13               N/A                  N/A                   N/A                0.03190%
      14               N/A                  N/A                   N/A                0.03190%
      15               N/A                  N/A                   N/A                0.03190%
      16               N/A                  N/A                   N/A                0.03190%
      17               N/A                  N/A                   N/A                0.03190%
      20               N/A                  N/A                   N/A                0.03190%
      26               N/A                  N/A                   N/A                0.03190%
      27               N/A                  N/A                   N/A                0.03190%
      29               N/A                  N/A                   N/A                0.03190%
      30               N/A                  N/A                   N/A                0.03190%
      31               N/A                  N/A                   N/A                0.03190%
      32               N/A                  N/A                   N/A                0.03190%
      33            6/11/2010               N/A                   N/A                0.03190%
      34               N/A                  N/A                   N/A                0.03190%
      37               N/A                  N/A                   N/A                0.03190%
      38               N/A                  N/A                   N/A                0.03190%
      40               N/A                  N/A                   N/A                0.03190%
      41               N/A                  N/A                   N/A                0.03190%
      42               N/A                  N/A                   N/A                0.03190%
      44               N/A                  N/A                   N/A                0.03190%
      45               N/A                  N/A                   N/A                0.03190%
      46               N/A                  N/A                   N/A                0.03190%
      47               N/A                  N/A                   N/A                0.03190%
      48               N/A                  N/A                   N/A                0.03190%
      50               N/A                  N/A                   N/A                0.06190%
      51               N/A                  N/A                   N/A                0.03190%
      53               N/A                  N/A                   N/A                0.03190%
      55               N/A                  N/A                   N/A                0.03190%
      57               N/A                  N/A                   N/A                0.03190%
      58               N/A                  N/A                   N/A                0.03190%
      60               N/A                  N/A                   N/A                0.03190%
      62               N/A                  N/A                   N/A                0.03190%
     62A
     62B
      63               N/A                  N/A                   N/A                0.03190%
      64            6/11/2010               N/A                 T-Flat               0.03190%
      68               N/A                  N/A                   N/A                0.03190%
      69               N/A                  N/A                   N/A                0.03190%
      70               N/A                  N/A                   N/A                0.03190%
      71               N/A                  N/A                   N/A                0.03190%
      72               N/A                  N/A                   N/A                0.03190%
      73               N/A                  N/A                   N/A                0.03190%
      75               N/A                  N/A                   N/A                0.03190%
      76               N/A                  N/A                   N/A                0.03190%
      77               N/A                  N/A                   N/A                0.03190%
      78               N/A                  N/A                   N/A                0.03190%
      80               N/A                  N/A                   N/A                0.06190%
      81               N/A                  N/A                   N/A                0.03190%
      83               N/A                  N/A                   N/A                0.08190%
      84               N/A                  N/A                   N/A                0.03190%
      86               N/A                  N/A                   N/A                0.03190%
      88               N/A                  N/A                   N/A                0.03190%
      89               N/A                  N/A                   N/A                0.03190%
      91               N/A                  N/A                   N/A                0.03190%
      92               N/A                  N/A                   N/A                0.03190%
      93            3/11/2013               N/A                 T-Flat               0.03190%
      94               N/A                  N/A                   N/A                0.03190%
      95               N/A                  N/A                   N/A                0.03190%
      96               N/A                  N/A                   N/A                0.03190%
      97               N/A                  N/A                   N/A                0.03190%
      98               N/A                  N/A                   N/A                0.03190%
      99               N/A                  N/A                   N/A                0.03190%
     100               N/A                  N/A                   N/A                0.03190%
     101               N/A                  N/A                   N/A                0.03190%
     102               N/A                  N/A                   N/A                0.03190%
     103               N/A                  N/A                   N/A                0.03190%
     104               N/A                  N/A                   N/A                0.03190%
     105            5/11/2013               N/A                 T-Flat               0.03190%
     106            6/11/2013               N/A                 T-Flat               0.03190%
     107               N/A                  N/A                   N/A                0.03190%
     109               N/A                  N/A                   N/A                0.03190%
     110               N/A                  N/A                   N/A                0.03190%
     111               N/A                  N/A                   N/A                0.03190%
     112               N/A                  N/A                   N/A                0.03190%
     113               N/A                  N/A                   N/A                0.03190%
     114            5/11/2013               N/A                 T-Flat               0.03190%
     115               N/A                  N/A                   N/A                0.03190%
     116               N/A                  N/A                   N/A                0.03190%
     117               N/A                  N/A                   N/A                0.03190%
     118            6/11/2013               N/A                 T-Flat               0.03190%
     119               N/A                  N/A                   N/A                0.03190%
     120            7/11/2013               N/A                 T-Flat               0.03190%
     121               N/A                  N/A                   N/A                0.03190%
     122               N/A                  N/A                   N/A                0.03190%
     123               N/A                  N/A                   N/A                0.03190%
     124               N/A                  N/A                   N/A                0.03190%
     125               N/A                  N/A                   N/A                0.03190%
     126               N/A                  N/A                   N/A                0.03190%
     127               N/A                  N/A                   N/A                0.03190%
     128               N/A                  N/A                   N/A                0.03190%
     129               N/A                  N/A                   N/A                0.03190%
     130               N/A                  N/A                   N/A                0.03190%
     131               N/A                  N/A                   N/A                0.03190%
     132               N/A                  N/A                   N/A                0.03190%
     133            6/11/2013               N/A                 T-Flat               0.03190%
     134               N/A                  N/A                   N/A                0.03190%
     135               N/A                  N/A                   N/A                0.03190%
     136               N/A                  N/A                   N/A                0.03190%
     137               N/A                  N/A                   N/A                0.03190%
     138            2/11/2013               N/A                 T-Flat               0.03190%
     139               N/A                  N/A                   N/A                0.03190%
     140               N/A                  N/A                   N/A                0.03190%
     141               N/A                  N/A                   N/A                0.03190%
     142               N/A                  N/A                   N/A                0.03190%
     143               N/A                  N/A                   N/A                0.03190%
     144               N/A                  N/A                   N/A                0.03190%
     145               N/A                  N/A                   N/A                0.03190%
     146               N/A                  N/A                   N/A                0.03190%
     147               N/A                  N/A                   N/A                0.03190%
     148               N/A                  N/A                   N/A                0.03190%
     149               N/A                  N/A                   N/A                0.03190%
     150               N/A                  N/A                   N/A                0.03190%
     152            4/11/2013               N/A                 T-Flat               0.03190%
     153               N/A                  N/A                   N/A                0.03190%

[TABLE CONTINUED]


(i) (v)

                                               Utilities                                Subject
                   Net Mortgage           Multifamily Tenant          Multifamily        Studio
      #                Rate                      Pays                  Elevators         Units
-----------------------------------------------------------------------------------------------------
      2              3.09610%
      2A                                          N/A                     N/A             N/A
      2B                                          N/A                     N/A             N/A
      3              3.26810%                     N/A                     N/A             N/A
      4              6.84810%
      4A                                          N/A                     N/A             N/A
      4B                                          N/A                     N/A             N/A
      5              6.11810%                     N/A                     N/A             N/A
      6              5.11810%                     N/A                     N/A             N/A
      7              4.68810%               Electric/Water                 0              N/A
      8              6.09310%                  Electric                    4               59
      10             5.91810%                     N/A                     N/A             N/A
      11             7.56810%                     N/A                     N/A             N/A
      13             5.36810%                     N/A                     N/A             N/A
      14             5.42810%                  Electric                    3              N/A
      15             5.83810%                     N/A                     N/A             N/A
      16             4.36810%                  Electric                    0              N/A
      17             6.35810%                    None                      5               58
      20             5.21810%                     N/A                     N/A             N/A
      26             4.36810%                 Water/Sewer                  0              N/A
      27             5.66810%                     N/A                     N/A             N/A
      29             5.72810%                Electric/Gas                  0              N/A
      30             5.66810%                Electric/Gas                  0              N/A
      31             5.66810%                Electric/Gas                  0              N/A
      32             5.66810%                Electric/Gas                  0              N/A
      33             4.87810%                     N/A                     N/A             N/A
      34             5.41810%                     N/A                     N/A             N/A
      37             5.26810%                     N/A                     N/A             N/A
      38             5.56810%                  Electric                    0               72
      40             5.75810%                  Electric                    0              N/A
      41             5.51810%               Electric/Water                 0              N/A
      42             5.82810%            Electric/Water/Sewer              0              N/A
      44             5.36810%                     N/A                     N/A             N/A
      45             5.83810%                     N/A                     N/A             N/A
      46             6.29810%                     N/A                     N/A             N/A
      47             5.51810%               Electric/Water                 0               40
      48             4.86810%                  Electric                    0              N/A
      50             6.01810%                     N/A                     N/A             N/A
      51             5.86810%               Electric/Water                 0              N/A
      53             5.61810%                     N/A                     N/A             N/A
      55             5.89810%                Electric/Gas                  0              N/A
      57             6.10810%                  Electric                    0              N/A
      58             5.11810%                Electric/Gas                  0              N/A
      60             5.26810%                     N/A                     N/A             N/A
      62             5.52810%
     62A                                          N/A                     N/A             N/A
     62B                                          N/A                     N/A             N/A
      63             4.96810%                     N/A                     N/A             N/A
      64             4.25810%                     N/A                     N/A             N/A
      68             5.56810%                  Electric                    0              N/A
      69             5.95810%               Electric/Water                 0              N/A
      70             6.10810%                  Electric                    0              N/A
      71             6.59810%                     N/A                     N/A             N/A
      72             5.85810%                     N/A                     N/A             N/A
      73             5.36810%                     N/A                     N/A             N/A
      75             6.10810%            Electric/Water/Sewer              0              N/A
      76             5.79810%                     N/A                     N/A             N/A
      77             5.42810%                  Electric                    0              N/A
      78             5.70810%                     N/A                     N/A             N/A
      80             6.01810%                     N/A                     N/A             N/A
      81             5.81810%                     N/A                     N/A             N/A
      83             5.51810%                     N/A                     N/A             N/A
      84             5.41810%                     N/A                     N/A             N/A
      86             5.36810%                     N/A                     N/A             N/A
      88             5.51810%                     N/A                     N/A             N/A
      89             5.21810%                Electric/Gas                  0              N/A
      91             6.37810%                     N/A                     N/A             N/A
      92             5.98810%                     N/A                     N/A             N/A
      93             6.34810%          Electric/Gas/Water/Sewer            0              N/A
      94             5.81810%                     N/A                     N/A             N/A
      95             5.46810%                     N/A                     N/A             N/A
      96             6.16810%                     N/A                     N/A             N/A
      97             5.31810%                     N/A                     N/A             N/A
      98             5.36810%                Electric/Gas                  0              N/A
      99             5.46810%                     N/A                     N/A             N/A
     100             5.76810%                     N/A                     N/A             N/A
     101             5.41810%                     N/A                     N/A             N/A
     102             5.78810%                  Electric                    0              N/A
     103             5.78810%                  Electric                    0              N/A
     104             5.11810%                  Electric                    1               75
     105             5.56810%                  Electric                    0              N/A
     106             6.27810%                     N/A                     N/A             N/A
     107             5.96810%                     N/A                     N/A             N/A
     109             5.97810%                     N/A                     N/A             N/A
     110             6.29810%                     N/A                     N/A             N/A
     111             5.72810%                     N/A                     N/A             N/A
     112             5.98810%                     N/A                     N/A             N/A
     113             5.99810%                     N/A                      0              N/A
     114             5.71810%                Electric/Gas                  0               1
     115             5.62810%                  Electric                    0              N/A
     116             5.93810%                     N/A                     N/A             N/A
     117             6.28810%                     N/A                     N/A             N/A
     118             6.46810%                     N/A                     N/A             N/A
     119             5.98810%                     N/A                     N/A             N/A
     120             7.30810%                     N/A                     N/A             N/A
     121             6.97810%                     N/A                     N/A             N/A
     122             5.66810%                Electric/Gas                  0              N/A
     123             5.96810%       Electric/Gas/Water/Sewer/Trash         0              N/A
     124             5.57810%                     N/A                     N/A             N/A
     125             6.13810%                     N/A                     N/A             N/A
     126             5.52810%         Electric/Water/Sewer/Trash           0               12
     127             5.16810%             Electric/Gas/Trash               0              N/A
     128             5.76810%                Electric/Gas                  0              N/A
     129             5.21810%                  Electric                    0              N/A
     130             5.48810%                     N/A                     N/A             N/A
     131             5.14810%                     N/A                     N/A             N/A
     132             5.36810%                     N/A                     N/A             N/A
     133             6.27810%                     N/A                     N/A             N/A
     134             5.01810%       Electric/Gas/Water/Sewer/Trash         0              N/A
     135             5.98810%                     N/A                     N/A             N/A
     136             7.06810%                  Electric                    0              N/A
     137             5.61810%                     N/A                     N/A             N/A
     138             6.12810%                     N/A                     N/A             N/A
     139             5.26810%       Electric/Gas/Water/Sewer/Trash         0              N/A
     140             6.47810%                  Electric                    0              N/A
     141             5.57810%                     N/A                     N/A             N/A
     142             5.86810%                     N/A                     N/A             N/A
     143             6.55810%                     N/A                     N/A             N/A
     144             6.38810%                  Electric                    1               41
     145             5.61810%                  Electric                    0               5
     146             5.71810%                  Electric                    0              N/A
     147             6.25810%                Electric/Gas                  0               2
     148             5.96810%                  Electric                    0              N/A
     149             5.96810%                  Electric                    0               6
     150             6.37810%            Electric/Water/Sewer              0              N/A
     152             6.05810%                Electric/Gas                  0              N/A
     153             7.25810%                     N/A                     N/A             N/A

[TABLE CONTINUED]


(i)

                    Subject           Subject           Subject            Subject            Subject
                     Studio            Studio             1 BR               1 BR              1 BR
      #            Avg. Rent         Max. Rent           Units            Avg. Rent          Max. Rent
-----------------------------------------------------------------------------------------------------------
      2
      2A              N/A               N/A               N/A                N/A                N/A
      2B              N/A               N/A               N/A                N/A                N/A
      3               N/A               N/A               N/A                N/A                N/A
      4
      4A              N/A               N/A               N/A                N/A                N/A
      4B              N/A               N/A               N/A                N/A                N/A
      5               N/A               N/A               N/A                N/A                N/A
      6               N/A               N/A               N/A                N/A                N/A
      7               N/A               N/A               416                $795             $1,168
      8              $2,108            $2,516              58               $2,857            $4,361
      10              N/A               N/A                16               $1,702            $2,000
      11              N/A               N/A               N/A                N/A                N/A
      13              N/A               N/A               N/A                N/A                N/A
      14              N/A               N/A               570                $425              $450
      15              N/A               N/A               N/A                N/A                N/A
      16              N/A               N/A                78                $727              $845
      17              $890             $1,079             101               $1,222            $1,590
      20              N/A               N/A               N/A                N/A                N/A
      26              N/A               N/A               192                $637             $1,450
      27              N/A               N/A               N/A                N/A                N/A
      29              N/A               N/A               N/A                N/A                N/A
      30              N/A               N/A               N/A                N/A                N/A
      31              N/A               N/A               N/A                N/A                N/A
      32              N/A               N/A               N/A                N/A                N/A
      33              N/A               N/A               N/A                N/A                N/A
      34              N/A               N/A               N/A                N/A                N/A
      37              N/A               N/A               N/A                N/A                N/A
      38              $430              $430              127                $544              $600
      40              N/A               N/A               N/A                N/A                N/A
      41              N/A               N/A               144                $498              $622
      42              N/A               N/A               112                $693              $714
      44              N/A               N/A               N/A                N/A                N/A
      45              N/A               N/A               N/A                N/A                N/A
      46              N/A               N/A               N/A                N/A                N/A
      47              $421              $795              160                $496              $619
      48              N/A               N/A                30                $651              $700
      50              N/A               N/A               N/A                N/A                N/A
      51              N/A               N/A               N/A                N/A                N/A
      53              N/A               N/A               N/A                N/A                N/A
      55              N/A               N/A               116                $462              $520
      57              N/A               N/A                60                $673              $699
      58              N/A               N/A               N/A                N/A                N/A
      60              N/A               N/A               N/A                N/A                N/A
      62
     62A              N/A               N/A               N/A                N/A                N/A
     62B              N/A               N/A               N/A                N/A                N/A
      63              N/A               N/A               N/A                N/A                N/A
      64              N/A               N/A               N/A                N/A                N/A
      68              N/A               N/A                96                $579              $660
      69              N/A               N/A               133                $438              $567
      70              N/A               N/A                71                $518              $615
      71              N/A               N/A               N/A                N/A                N/A
      72              N/A               N/A               N/A                N/A                N/A
      73              N/A               N/A               N/A                N/A                N/A
      75              N/A               N/A                34                $472              $475
      76              N/A               N/A               N/A                N/A                N/A
      77              N/A               N/A                40                $559              $575
      78              N/A               N/A               N/A                N/A                N/A
      80              N/A               N/A               N/A                N/A                N/A
      81              N/A               N/A               N/A                N/A                N/A
      83              N/A               N/A               N/A                N/A                N/A
      84              N/A               N/A               N/A                N/A                N/A
      86              N/A               N/A               N/A                N/A                N/A
      88              N/A               N/A               N/A                N/A                N/A
      89              N/A               N/A                12                $587              $595
      91              N/A               N/A               N/A                N/A                N/A
      92              N/A               N/A               N/A                N/A                N/A
      93              N/A               N/A                92                $423              $425
      94              N/A               N/A               N/A                N/A                N/A
      95              N/A               N/A               N/A                N/A                N/A
      96              N/A               N/A               N/A                N/A                N/A
      97              N/A               N/A               N/A                N/A                N/A
      98              N/A               N/A                12                $543              $550
      99              N/A               N/A               N/A                N/A                N/A
     100              N/A               N/A               N/A                N/A                N/A
     101              N/A               N/A               N/A                N/A                N/A
     102              N/A               N/A               N/A                N/A                N/A
     103              N/A               N/A                96                $495              $525
     104              $516              $575               10                $684              $760
     105              N/A               N/A                25                $421              $475
     106              N/A               N/A               N/A                N/A                N/A
     107              N/A               N/A               N/A                N/A                N/A
     109              N/A               N/A               N/A                N/A                N/A
     110              N/A               N/A               N/A                N/A                N/A
     111              N/A               N/A               N/A                N/A                N/A
     112              N/A               N/A               N/A                N/A                N/A
     113              N/A               N/A                18                $526              $535
     114             $1,499            $1,499              17               $1,340            $1,900
     115              N/A               N/A                48                $553              $600
     116              N/A               N/A               N/A                N/A                N/A
     117              N/A               N/A               N/A                N/A                N/A
     118              N/A               N/A               N/A                N/A                N/A
     119              N/A               N/A               N/A                N/A                N/A
     120              N/A               N/A               N/A                N/A                N/A
     121              N/A               N/A               N/A                N/A                N/A
     122              N/A               N/A                20                $500              $533
     123              N/A               N/A               N/A                N/A                N/A
     124              N/A               N/A               N/A                N/A                N/A
     125              N/A               N/A               N/A                N/A                N/A
     126              $396              $400               35                $455              $485
     127              N/A               N/A               N/A                N/A                N/A
     128              N/A               N/A               N/A                N/A                N/A
     129              N/A               N/A                28                $419              $440
     130              N/A               N/A               N/A                N/A                N/A
     131              N/A               N/A               N/A                N/A                N/A
     132              N/A               N/A               N/A                N/A                N/A
     133              N/A               N/A               N/A                N/A                N/A
     134              N/A               N/A               N/A                N/A                N/A
     135              N/A               N/A               N/A                N/A                N/A
     136              N/A               N/A               N/A                N/A                N/A
     137              N/A               N/A               N/A                N/A                N/A
     138              N/A               N/A               N/A                N/A                N/A
     139              N/A               N/A               N/A                N/A                N/A
     140              N/A               N/A                8                 $688              $700
     141              N/A               N/A               N/A                N/A                N/A
     142              N/A               N/A               N/A                N/A                N/A
     143              N/A               N/A               N/A                N/A                N/A
     144              $402              $465               16                $469              $550
     145              $811             $1,050              11                $958             $1,095
     146              N/A               N/A                9                 $870              $990
     147              $385              $400               48                $495              $520
     148              N/A               N/A               N/A                N/A                N/A
     149              $395              $395               24                $489              $495
     150              N/A               N/A                16                $428              $495
     152              N/A               N/A                12                $765              $800
     153              N/A               N/A               N/A                N/A                N/A

[TABLE CONTINUED]


(i)


                   Subject          Subject           Subject          Subject          Subject
                    2 BR             2 BR               2 BR             3 BR            3 BR
      #             Units          Avg. Rent         Max. Rent          Units          Avg. Rent
-----------------------------------------------------------------------------------------------------
      2
      2A             N/A              N/A               N/A              N/A              N/A
      2B             N/A              N/A               N/A              N/A              N/A
      3              N/A              N/A               N/A              N/A              N/A
      4
      4A             N/A              N/A               N/A              N/A              N/A
      4B             N/A              N/A               N/A              N/A              N/A
      5              N/A              N/A               N/A              N/A              N/A
      6              N/A              N/A               N/A              N/A              N/A
      7              231            $1,111             $1,432             15            $1,455
      8              28             $4,373             $5,500             2             $5,526
      10             16             $2,211             $2,700            N/A              N/A
      11             N/A              N/A               N/A              N/A              N/A
      13             N/A              N/A               N/A              N/A              N/A
      14             240             $545               $610             N/A              N/A
      15             N/A              N/A               N/A              N/A              N/A
      16             197             $817               $975             157            $1,006
      17             14             $1,448             $1,495            N/A              N/A
      20             N/A              N/A               N/A              N/A              N/A
      26             84              $843              $1,050            N/A              N/A
      27             N/A              N/A               N/A              N/A              N/A
      29             N/A              N/A               N/A              N/A              N/A
      30             N/A              N/A               N/A              N/A              N/A
      31             N/A              N/A               N/A              N/A              N/A
      32             N/A              N/A               N/A              N/A              N/A
      33             N/A              N/A               N/A              N/A              N/A
      34             N/A              N/A               N/A              N/A              N/A
      37             N/A              N/A               N/A              N/A              N/A
      38             145             $620               $675             N/A              N/A
      40             108             $700               $935              44             $811
      41             120             $655               $741             N/A              N/A
      42             88              $862               $906             N/A              N/A
      44             N/A              N/A               N/A              N/A              N/A
      45             N/A              N/A               N/A              N/A              N/A
      46             N/A              N/A               N/A              N/A              N/A
      47             52              $674               $765             N/A              N/A
      48             80              $747               $800              28             $903
      50             N/A              N/A               N/A              N/A              N/A
      51             58              $766               $810              57             $865
      53             N/A              N/A               N/A              N/A              N/A
      55             68              $585               $605             N/A              N/A
      57             60              $786               $849             N/A              N/A
      58             N/A              N/A               N/A              N/A              N/A
      60             N/A              N/A               N/A              N/A              N/A
      62
     62A             N/A              N/A               N/A              N/A              N/A
     62B             N/A              N/A               N/A              N/A              N/A
      63             N/A              N/A               N/A              N/A              N/A
      64             N/A              N/A               N/A              N/A              N/A
      68             56              $695               $745             N/A              N/A
      69             77              $572               $649              1              $675
      70             89              $660               $750              8              $821
      71             N/A              N/A               N/A              N/A              N/A
      72             N/A              N/A               N/A              N/A              N/A
      73             N/A              N/A               N/A              N/A              N/A
      75             68              $620               $625              36             $760
      76             N/A              N/A               N/A              N/A              N/A
      77             48              $669               $690              12             $810
      78             N/A              N/A               N/A              N/A              N/A
      80             N/A              N/A               N/A              N/A              N/A
      81             N/A              N/A               N/A              N/A              N/A
      83             N/A              N/A               N/A              N/A              N/A
      84             N/A              N/A               N/A              N/A              N/A
      86             N/A              N/A               N/A              N/A              N/A
      88             N/A              N/A               N/A              N/A              N/A
      89             48              $683               $705             N/A              N/A
      91             N/A              N/A               N/A              N/A              N/A
      92             N/A              N/A               N/A              N/A              N/A
      93             50              $520               $550             N/A              N/A
      94             N/A              N/A               N/A              N/A              N/A
      95             N/A              N/A               N/A              N/A              N/A
      96             N/A              N/A               N/A              N/A              N/A
      97             N/A              N/A               N/A              N/A              N/A
      98             101             $628               $690              11             $769
      99             N/A              N/A               N/A              N/A              N/A
     100             N/A              N/A               N/A              N/A              N/A
     101             N/A              N/A               N/A              N/A              N/A
     102             48              $823               $900             N/A              N/A
     103             30              $587               $625              8              $693
     104              1              $960               $960              2             $1,318
     105             53              $594               $640              10             $703
     106             N/A              N/A               N/A              N/A              N/A
     107             N/A              N/A               N/A              N/A              N/A
     109             N/A              N/A               N/A              N/A              N/A
     110             N/A              N/A               N/A              N/A              N/A
     111             N/A              N/A               N/A              N/A              N/A
     112             N/A              N/A               N/A              N/A              N/A
     113             54              $583               $610             N/A              N/A
     114              2             $2,300             $2,300            N/A              N/A
     115             10              $667               $741             N/A              N/A
     116             N/A              N/A               N/A              N/A              N/A
     117             N/A              N/A               N/A              N/A              N/A
     118             N/A              N/A               N/A              N/A              N/A
     119             N/A              N/A               N/A              N/A              N/A
     120             N/A              N/A               N/A              N/A              N/A
     121             N/A              N/A               N/A              N/A              N/A
     122             50              $538               $575             N/A              N/A
     123             N/A              N/A               N/A              N/A              N/A
     124             N/A              N/A               N/A              N/A              N/A
     125             N/A              N/A               N/A              N/A              N/A
     126             10              $601               $645             N/A              N/A
     127             N/A              N/A               N/A              N/A              N/A
     128             N/A              N/A               N/A              N/A              N/A
     129             28              $469               $500             N/A              N/A
     130             N/A              N/A               N/A              N/A              N/A
     131             N/A              N/A               N/A              N/A              N/A
     132             N/A              N/A               N/A              N/A              N/A
     133             N/A              N/A               N/A              N/A              N/A
     134             N/A              N/A               N/A              N/A              N/A
     135             N/A              N/A               N/A              N/A              N/A
     136             53              $607               $674             N/A              N/A
     137             N/A              N/A               N/A              N/A              N/A
     138             N/A              N/A               N/A              N/A              N/A
     139             N/A              N/A               N/A              N/A              N/A
     140             16              $788               $850             N/A              N/A
     141             N/A              N/A               N/A              N/A              N/A
     142             N/A              N/A               N/A              N/A              N/A
     143             N/A              N/A               N/A              N/A              N/A
     144              4              $650               $650             N/A              N/A
     145             N/A              N/A               N/A              N/A              N/A
     146              7              $905              $1,020            N/A              N/A
     147              4              $559               $575             N/A              N/A
     148             28              $547               $565             N/A              N/A
     149              6              $614               $625             N/A              N/A
     150             31              $523               $580              1              $565
     152              2              $925               $950             N/A              N/A
     153             N/A              N/A               N/A              N/A              N/A

[TABLE CONTINUED]


(i)

                    Subject          Subject         Subject          Subject          Subject
                     3 BR             4 BR             4 BR             4 BR             5 BR
      #            Max. Rent          Units         Avg. Rent        Max. Rent          Units
----------------------------------------------------------------------------------------------------
      2
      2A              N/A              N/A             N/A              N/A              N/A
      2B              N/A              N/A             N/A              N/A              N/A
      3               N/A              N/A             N/A              N/A              N/A
      4
      4A              N/A              N/A             N/A              N/A              N/A
      4B              N/A              N/A             N/A              N/A              N/A
      5               N/A              N/A             N/A              N/A              N/A
      6               N/A              N/A             N/A              N/A              N/A
      7             $1,564             N/A             N/A              N/A              N/A
      8             $5,800              2             $7,825           $7,825            N/A
      10              N/A              N/A             N/A              N/A              N/A
      11              N/A              N/A             N/A              N/A              N/A
      13              N/A              N/A             N/A              N/A              N/A
      14              N/A              N/A             N/A              N/A              N/A
      15              N/A              N/A             N/A              N/A              N/A
      16            $2,900             N/A             N/A              N/A              N/A
      17              N/A              N/A             N/A              N/A              N/A
      20              N/A              N/A             N/A              N/A              N/A
      26              N/A              N/A             N/A              N/A              N/A
      27              N/A              N/A             N/A              N/A              N/A
      29              N/A              N/A             N/A              N/A              N/A
      30              N/A              N/A             N/A              N/A              N/A
      31              N/A              N/A             N/A              N/A              N/A
      32              N/A              N/A             N/A              N/A              N/A
      33              N/A              N/A             N/A              N/A              N/A
      34              N/A              N/A             N/A              N/A              N/A
      37              N/A              N/A             N/A              N/A              N/A
      38              N/A              N/A             N/A              N/A              N/A
      40             $995              N/A             N/A              N/A              N/A
      41              N/A              N/A             N/A              N/A              N/A
      42              N/A              N/A             N/A              N/A              N/A
      44              N/A              N/A             N/A              N/A              N/A
      45              N/A              N/A             N/A              N/A              N/A
      46              N/A              N/A             N/A              N/A              N/A
      47              N/A              N/A             N/A              N/A              N/A
      48             $950              N/A             N/A              N/A              N/A
      50              N/A              N/A             N/A              N/A              N/A
      51             $920              N/A             N/A              N/A              N/A
      53              N/A              N/A             N/A              N/A              N/A
      55              N/A              N/A             N/A              N/A              N/A
      57              N/A              N/A             N/A              N/A              N/A
      58              N/A              N/A             N/A              N/A              N/A
      60              N/A              N/A             N/A              N/A              N/A
      62
     62A              N/A              N/A             N/A              N/A              N/A
     62B              N/A              N/A             N/A              N/A              N/A
      63              N/A              N/A             N/A              N/A              N/A
      64              N/A              N/A             N/A              N/A              N/A
      68              N/A              N/A             N/A              N/A              N/A
      69             $675              N/A             N/A              N/A              N/A
      70             $840              N/A             N/A              N/A              N/A
      71              N/A              N/A             N/A              N/A              N/A
      72              N/A              N/A             N/A              N/A              N/A
      73              N/A              N/A             N/A              N/A              N/A
      75             $775              N/A             N/A              N/A              N/A
      76              N/A              N/A             N/A              N/A              N/A
      77             $825              N/A             N/A              N/A              N/A
      78              N/A              N/A             N/A              N/A              N/A
      80              N/A              N/A             N/A              N/A              N/A
      81              N/A              N/A             N/A              N/A              N/A
      83              N/A              N/A             N/A              N/A              N/A
      84              N/A              N/A             N/A              N/A              N/A
      86              N/A              N/A             N/A              N/A              N/A
      88              N/A              N/A             N/A              N/A              N/A
      89              N/A              N/A             N/A              N/A              N/A
      91              N/A              N/A             N/A              N/A              N/A
      92              N/A              N/A             N/A              N/A              N/A
      93              N/A              N/A             N/A              N/A              N/A
      94              N/A              N/A             N/A              N/A              N/A
      95              N/A              N/A             N/A              N/A              N/A
      96              N/A              N/A             N/A              N/A              N/A
      97              N/A              N/A             N/A              N/A              N/A
      98             $800              N/A             N/A              N/A              N/A
      99              N/A              N/A             N/A              N/A              N/A
     100              N/A              N/A             N/A              N/A              N/A
     101              N/A              N/A             N/A              N/A              N/A
     102              N/A              N/A             N/A              N/A              N/A
     103             $700              N/A             N/A              N/A              N/A
     104            $1,360             N/A             N/A              N/A              N/A
     105             $725              N/A             N/A              N/A              N/A
     106              N/A              N/A             N/A              N/A              N/A
     107              N/A              N/A             N/A              N/A              N/A
     109              N/A              N/A             N/A              N/A              N/A
     110              N/A              N/A             N/A              N/A              N/A
     111              N/A              N/A             N/A              N/A              N/A
     112              N/A              N/A             N/A              N/A              N/A
     113              N/A              N/A             N/A              N/A              N/A
     114              N/A              N/A             N/A              N/A              N/A
     115              N/A              N/A             N/A              N/A              N/A
     116              N/A              N/A             N/A              N/A              N/A
     117              N/A              N/A             N/A              N/A              N/A
     118              N/A              N/A             N/A              N/A              N/A
     119              N/A              N/A             N/A              N/A              N/A
     120              N/A              N/A             N/A              N/A              N/A
     121              N/A              N/A             N/A              N/A              N/A
     122              N/A              N/A             N/A              N/A              N/A
     123              N/A              N/A             N/A              N/A              N/A
     124              N/A              N/A             N/A              N/A              N/A
     125              N/A              N/A             N/A              N/A              N/A
     126              N/A              N/A             N/A              N/A              N/A
     127              N/A              N/A             N/A              N/A              N/A
     128              N/A              N/A             N/A              N/A              N/A
     129              N/A              N/A             N/A              N/A              N/A
     130              N/A              N/A             N/A              N/A              N/A
     131              N/A              N/A             N/A              N/A              N/A
     132              N/A              N/A             N/A              N/A              N/A
     133              N/A              N/A             N/A              N/A              N/A
     134              N/A              N/A             N/A              N/A              N/A
     135              N/A              N/A             N/A              N/A              N/A
     136              N/A              N/A             N/A              N/A              N/A
     137              N/A              N/A             N/A              N/A              N/A
     138              N/A              N/A             N/A              N/A              N/A
     139              N/A              N/A             N/A              N/A              N/A
     140              N/A              N/A             N/A              N/A              N/A
     141              N/A              N/A             N/A              N/A              N/A
     142              N/A              N/A             N/A              N/A              N/A
     143              N/A              N/A             N/A              N/A              N/A
     144              N/A              N/A             N/A              N/A              N/A
     145              N/A              N/A             N/A              N/A              N/A
     146              N/A              N/A             N/A              N/A              N/A
     147              N/A              N/A             N/A              N/A              N/A
     148              N/A              N/A             N/A              N/A              N/A
     149              N/A              N/A             N/A              N/A              N/A
     150             $565              N/A             N/A              N/A              N/A
     152              N/A              N/A             N/A              N/A              N/A
     153              N/A              N/A             N/A              N/A              N/A

[TABLE CONTINUED]


(i)


                    Subject          Subject                             Major                           Major
                      5BR              5 BR                            Tenant #1                       Tenant #1
      #            Avg. Rent        Max. Rent                            Name                           Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------
      2
      2A              N/A              N/A                         Marshall Field's                     288,596
      2B              N/A              N/A                   St Joseph's (Mayfair Atrium)                54,932
      3               N/A              N/A                          Bloomingdale's                      228,986     (24)
      4
      4A              N/A              N/A                                N/A                             N/A
      4B              N/A              N/A                                N/A                             N/A
      5               N/A              N/A             California Department of Social Services          89,683
      6               N/A              N/A                   Ralph's Grocery Company Store               58,000
      7               N/A              N/A                                N/A                             N/A
      8               N/A              N/A                                N/A                             N/A
      10              N/A              N/A                          Plitt Theatres                       21,017
      11              N/A              N/A                Metropolitan Life Insurance Company           154,776
      13              N/A              N/A                            Albertson's                        57,921
      14              N/A              N/A                                N/A                             N/A
      15              N/A              N/A                         Saks Fifth Avenue                     37,425
      16              N/A              N/A                                N/A                             N/A
      17              N/A              N/A                                N/A                             N/A
      20              N/A              N/A                           Adaptec, Inc.                       99,604
      26              N/A              N/A                                N/A                             N/A
      27              N/A              N/A                        EMD Pharmaceuticals                    44,374
      29              N/A              N/A                                N/A                             N/A
      30              N/A              N/A                                N/A                             N/A
      31              N/A              N/A                                N/A                             N/A
      32              N/A              N/A                                N/A                             N/A
      33              N/A              N/A                     Beall's Department Store                  54,379
      34              N/A              N/A                              Borders                          18,538
      37              N/A              N/A                             Best Buy                          52,644
      38              N/A              N/A                                N/A                             N/A
      40              N/A              N/A                                N/A                             N/A
      41              N/A              N/A                                N/A                             N/A
      42              N/A              N/A                                N/A                             N/A
      44              N/A              N/A                           Piggly Wiggly                       40,500
      45              N/A              N/A        St. Jude Heritage Health Foundation dba St. Joseph     61,640
      46              N/A              N/A                         Haynes Furniture                     200,000
      47              N/A              N/A                                N/A                             N/A
      48              N/A              N/A                                N/A                             N/A
      50              N/A              N/A                   Value City Department Stores                99,574
      51              N/A              N/A                                N/A                             N/A
      53              N/A              N/A                       Central Medical Group                   6,166
      55              N/A              N/A                                N/A                             N/A
      57              N/A              N/A                                N/A                             N/A
      58              N/A              N/A                                N/A                             N/A
      60              N/A              N/A                            La Mansion                         13,000
      62
     62A              N/A              N/A                            The Avenue                         5,688
     62B              N/A              N/A                         Catherine's, Inc.                     5,790
      63              N/A              N/A                     USP Remote Coding Center                  18,689
      64              N/A              N/A                          Baby Superstore                      43,000
      68              N/A              N/A                                N/A                             N/A
      69              N/A              N/A                                N/A                             N/A
      70              N/A              N/A                                N/A                             N/A
      71              N/A              N/A                     Meridian One Corporation                  28,657
      72              N/A              N/A                             Food Lion                         33,807
      73              N/A              N/A                             Food Lion                         37,930
      75              N/A              N/A                                N/A                             N/A
      76              N/A              N/A                           Martino Tire                        7,058
      77              N/A              N/A                                N/A                             N/A
      78              N/A              N/A                           Target Sales                        29,000
      80              N/A              N/A                            Hobby Lobby                        55,135
      81              N/A              N/A                          C&M Marine Pro                       2,800
      83              N/A              N/A                              Aniden                           6,487
      84              N/A              N/A                     Platinum One Enterprises                  10,337
      86              N/A              N/A                      CSK Auto Inc. (Kragen)                   5,660
      88              N/A              N/A                        Eckerd's Drugstore                     11,760
      89              N/A              N/A                                N/A                             N/A
      91              N/A              N/A                        Arabian Towncenter                     6,125
      92              N/A              N/A                       Regent Financial Corp                   7,404
      93              N/A              N/A                                N/A                             N/A
      94              N/A              N/A                            Century 21                         3,945
      95              N/A              N/A                          Food Lion, Inc.                      33,000
      96              N/A              N/A                              Kroger                           45,133
      97              N/A              N/A                   Dr. Jacobi & Walden, DDS, PC                2,600
      98              N/A              N/A                                N/A                             N/A
      99              N/A              N/A                        Dr. Alan Goral DDS                     3,001
     100              N/A              N/A                             Food Lion                         33,558
     101              N/A              N/A                            Sleep City                         4,087
     102              N/A              N/A                                N/A                             N/A
     103              N/A              N/A                                N/A                             N/A
     104              N/A              N/A                                N/A                             N/A
     105              N/A              N/A                                N/A                             N/A
     106              N/A              N/A                        Yorkville Emporium                     1,700
     107              N/A              N/A                      Chipotle Mexican Grill                   2,508
     109              N/A              N/A                                N/A                             N/A
     110              N/A              N/A                         Casanova Meat Co.                     5,760
     111              N/A              N/A                        Eckerd's Drugstore                     11,347
     112              N/A              N/A                 College of Information Technology             6,354
     113              N/A              N/A                                N/A                             N/A
     114              N/A              N/A                                N/A                             N/A
     115              N/A              N/A                                N/A                             N/A
     116              N/A              N/A                          Baird & Warner                       3,162
     117              N/A              N/A                                N/A                             N/A
     118              N/A              N/A                          Take One Video                       3,000
     119              N/A              N/A                   W.E. Stevens & Company, P.C.                3,975
     120              N/A              N/A                        Town & Country IGA                     15,472
     121              N/A              N/A                           AT&T Wireless                       4,000
     122              N/A              N/A                                N/A                             N/A
     123              N/A              N/A                                N/A                             N/A
     124              N/A              N/A                            Sprint PCS                         3,224
     125              N/A              N/A                          Filippi's Pizza                      4,032
     126              N/A              N/A                                N/A                             N/A
     127              N/A              N/A                                N/A                             N/A
     128              N/A              N/A                                N/A                             N/A
     129              N/A              N/A                                N/A                             N/A
     130              N/A              N/A                     Summerfield, Willen, Esq.                 3,503
     131              N/A              N/A                              Subway                           1,600
     132              N/A              N/A                       Patelco Credit Union                    3,500
     133              N/A              N/A                  Express Automotive Certificate               3,428
     134              N/A              N/A                                N/A                             N/A
     135              N/A              N/A                      Smart Enterprises, LLC                   3,679
     136              N/A              N/A                                N/A                             N/A
     137              N/A              N/A                        Components and More                    23,032
     138              N/A              N/A                           Futon Factory                       2,160
     139              N/A              N/A                                N/A                             N/A
     140              N/A              N/A                                N/A                             N/A
     141              N/A              N/A                     Western General Mortgage                  1,158
     142              N/A              N/A                         Arcadis G&M, Inc.                     6,281
     143              N/A              N/A                           Payless Shoes                       2,700
     144              N/A              N/A                                N/A                             N/A
     145              N/A              N/A                                N/A                             N/A
     146              N/A              N/A                                N/A                             N/A
     147              N/A              N/A                                N/A                             N/A
     148              N/A              N/A                                N/A                             N/A
     149              N/A              N/A                                N/A                             N/A
     150              N/A              N/A                                N/A                             N/A
     152              N/A              N/A                                N/A                             N/A
     153              N/A              N/A                        Brooker Engineering                    2,390

[TABLE CONTINUED]


(i)



                                   Major                                           Major                              Major
                              Tenant #1 Lease                                    Tenant #2                          Tenant #2
      #                       Expiration Date                                       Name                             Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
      2
      2A                         1/31/2007                                      AMC Theater                           89,149
      2B                         9/30/2008                          Aurora Health Care (Mayfair Atrium)               32,118
      3                          2/28/2029                                         Macy's                            225,830   (24)
      4
      4A                            N/A                                             N/A                                N/A
      4B                            N/A                                             N/A                                N/A
      5                          7/1/2004                                 Wilshire Business Center                    50,887
      6                          5/31/2022                               L.A. Fitness International                   46,300
      7                             N/A                                             N/A                                N/A
      8                             N/A                                             N/A                                N/A
      10                        10/31/2009                               Morgan Stanley Dean Witter                   16,551
      11                         6/30/2016                                          N/A                                N/A
      13                         2/1/2018                                         Rite Aid                            42,352
      14                            N/A                                             N/A                                N/A
      15                         11/1/2016                                          N/A                                N/A
      16                            N/A                                             N/A                                N/A
      17                            N/A                                             N/A                                N/A
      20                         4/30/2008                                   Anteon Corporation                       21,499
      26                            N/A                                             N/A                                N/A
      27                         1/31/2006                                     Wachovia Bank                          18,596
      29                            N/A                                             N/A                                N/A
      30                            N/A                                             N/A                                N/A
      31                            N/A                                             N/A                                N/A
      32                            N/A                                             N/A                                N/A
      33                        10/31/2022                                   Publix Supermarket                       55,400
      34                         1/31/2010                                  Express/Express Men                       12,882
      37                         1/31/2015                                  Lucky Key Restaurant                      5,606
      38                            N/A                                             N/A                                N/A
      40                            N/A                                             N/A                                N/A
      41                            N/A                                             N/A                                N/A
      42                            N/A                                             N/A                                N/A
      44                         6/30/2013                                        Goodwill                            18,470
      45                        10/29/2010                                          N/A                                N/A
      46                        11/30/2020                                     Harbor Freight                         12,000
      47                            N/A                                             N/A                                N/A
      48                            N/A                                             N/A                                N/A
      50                         1/31/2016                                  Value City Furniture                      49,718
      51                            N/A                                             N/A                                N/A
      53                         6/30/2012                                    Western Urologic                        4,808
      55                            N/A                                             N/A                                N/A
      57                            N/A                                             N/A                                N/A
      58                            N/A                                             N/A                                N/A
      60                        10/31/2010                                  Family Dollar Store                       11,934
      62
     62A                         1/31/2014                                        Wendy's                             3,300
     62B                        10/31/2008                                        Coconuts                            4,000
      63                         6/22/2005                                  M & L Pharmaceutical                      14,650
      64                         7/1/2006                                       Bi-Lo, Inc.                           42,317
      68                            N/A                                             N/A                                N/A
      69                            N/A                                             N/A                                N/A
      70                            N/A                                             N/A                                N/A
      71                         8/31/2009                                 Water Management, Inc.                     14,968
      72                         6/1/2023                                      Family Dollar                          8,000
      73                         2/28/2021                                     Dollar General                         7,700
      75                            N/A                                             N/A                                N/A
      76                        11/30/2012                                       Jiffy Lube                           4,200
      77                            N/A                                             N/A                                N/A
      78                         1/18/2011                                    Vintage Cleaners                        8,140
      80                        12/31/2011                                    Media Play Group                        36,000
      81                            MTM                                         Mario Moreno                          2,620
      83                         6/1/2005                                 Woodfill & Pressler, LLP                    6,457
      84                         1/31/2005                                    Chief Automotive                        8,569
      86                         8/31/2012                                      Carpet Store                          2,003
      88                         9/11/2027                                          N/A                                N/A
      89                            N/A                                             N/A                                N/A
      91                         8/31/2006                                  Al Ajami Restaurant                       5,200
      92                         3/31/2007                                 Midwest Spine, L.L.C.                      6,990
      93                            N/A                                             N/A                                N/A
      94                         6/30/2006                                     Sylvan Center                          2,008
      95                         5/4/2019                                    Ballet Arts Studio                       1,920
      96                         3/31/2012                                       Peg's Pets                           2,400
      97                         3/31/2008                                    Oxford Cleaners                         1,800
      98                            N/A                                             N/A                                N/A
      99                         5/31/2005                                     Title America                          2,655
     100                         2/2/2016                                      Dollar General                         8,450
     101                         9/30/2008                                 Quizno's Classic Subs                      1,617
     102                            N/A                                             N/A                                N/A
     103                            N/A                                             N/A                                N/A
     104                            N/A                                             N/A                                N/A
     105                            N/A                                             N/A                                N/A
     106                         3/1/2004                                       JEJ Cleaners                           200
     107                         5/1/2018                                    T-Mobile USA, Inc.                       2,500
     109                            N/A                                             N/A                                N/A
     110                         5/31/2008                                     Stone Surfaces                         3,200
     111                         3/25/2023                                          N/A                                N/A
     112                            MTM                                     Christian Law Center                      1,977
     113                            N/A                                             N/A                                N/A
     114                            N/A                                             N/A                                N/A
     115                            N/A                                             N/A                                N/A
     116                         8/31/2007                                     Shins Cleaners                         1,598
     117                            N/A                                             N/A                                N/A
     118                        12/31/2004                                Southland Title Company                     1,800
     119                         3/31/2005                                       Adams Inc.                           3,191
     120                        12/31/2015                                   Top Value Hardware                       11,541
     121                        10/31/2008                                     Games Exchange                         2,960
     122                            N/A                                             N/A                                N/A
     123                            N/A                                             N/A                                N/A
     124                        12/31/2006                                     Pearle Vision                          1,797
     125                        10/31/2004                                   Faiez "Paul" Kato                        2,000
     126                            N/A                                             N/A                                N/A
     127                            N/A                                             N/A                                N/A
     128                            N/A                                             N/A                                N/A
     129                            N/A                                             N/A                                N/A
     130                         6/30/2008                                 Wilner & Scherr, P.A.                      1,534
     131                         2/28/2007                                     More Than Mail                         1,600
     132                        11/30/2011                                     CPS Properties                         2,627
     133                         5/31/2005                              California Freight Handlers                   6,962
     134                            N/A                                             N/A                                N/A
     135                         1/31/2007                              Great Plains One Call, Inc.                   2,625
     136                            N/A                                             N/A                                N/A
     137                        12/31/2004                                  Dymatize Enterprises                      19,869
     138                        12/31/2003                                     Togo's Eatery                          1,935
     139                            N/A                                             N/A                                N/A
     140                            N/A                                             N/A                                N/A
     141                         5/14/2005                                    Promote La Jolla                         550
     142                         7/31/2005                               Copy Duplicating Products                    3,022
     143                        11/30/2005                                    The Check Store                         1,562
     144                            N/A                                             N/A                                N/A
     145                            N/A                                             N/A                                N/A
     146                            N/A                                             N/A                                N/A
     147                            N/A                                             N/A                                N/A
     148                            N/A                                             N/A                                N/A
     149                            N/A                                             N/A                                N/A
     150                            N/A                                             N/A                                N/A
     152                            N/A                                             N/A                                N/A
     153                         5/31/2005                                  Suffern Green Grocer                      1,500

[TABLE CONTINUED]


(i)

                         Major                                        Major                                  Major
                    Tenant #2 Lease                                 Tenant #3                              Tenant #3
      #             Expiration Date                                   Name                                  Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
      2
      2A               4/30/2019                                 Barnes & Noble                             30,925
      2B              11/30/2011                 Firstar Bank Milwaukee NA (Mayfair Bank Tower)             11,512
      3                2/28/2029                                    Nordstrom                               180,000     (24)
      4
      4A                  N/A                                          N/A                                    N/A
      4B                  N/A                                          N/A                                    N/A
      5               12/31/2006                  Los Angeles Department of Building and Safety             36,698
      6                8/30/2017                       Longs Drug Stores California, Inc.                   23,112
      7                   N/A                                          N/A                                    N/A
      8                   N/A                                          N/A                                    N/A
      10               1/19/2007                             Red Bull North America                         12,485
      11                  N/A                                          N/A                                    N/A
      13               11/1/2005                                   Loehmann's                               15,000
      14                  N/A                                          N/A                                    N/A
      15                  N/A                                          N/A                                    N/A
      16                  N/A                                          N/A                                    N/A
      17                  N/A                                          N/A                                    N/A
      20               7/31/2006                          Pulau Electronics Corporation                     15,995
      26                  N/A                                          N/A                                    N/A
      27              10/31/2006                                  Merrill Lynch                              9,116
      29                  N/A                                          N/A                                    N/A
      30                  N/A                                          N/A                                    N/A
      31                  N/A                                          N/A                                    N/A
      32                  N/A                                          N/A                                    N/A
      33               4/30/2017                                 Tropical Realty                             5,400
      34               1/31/2009                                 Joseph A. Bank                              5,150
      37              11/30/2015                                Catherine's, Inc.                            4,160
      38                  N/A                                          N/A                                    N/A
      40                  N/A                                          N/A                                    N/A
      41                  N/A                                          N/A                                    N/A
      42                  N/A                                          N/A                                    N/A
      44               1/31/2010                                  Eckerd Drugs                              10,908
      45                  N/A                                          N/A                                    N/A
      46               5/14/2008                                      Duron                                  3,420
      47                  N/A                                          N/A                                    N/A
      48                  N/A                                          N/A                                    N/A
      50               1/31/2016                               Jo-Ann Stores, Inc.                          46,160
      51                  N/A                                          N/A                                    N/A
      53                  MTM                                    OB-Gyn Medical                              4,270
      55                  N/A                                          N/A                                    N/A
      57                  N/A                                          N/A                                    N/A
      58                  N/A                                          N/A                                    N/A
      60               4/29/2010                             Sherwin William's #8064                         5,000
      62
     62A               9/11/2007                             Physiotherapy Associate                         3,175
     62B               8/31/2008                             BJ's Market and Bakery                          3,600
      63               8/31/2005                                  Cheung Ja Kim                             13,200
      64               9/1/2016                                Western Auto Supply                          10,560
      68                  N/A                                          N/A                                    N/A
      69                  N/A                                          N/A                                    N/A
      70                  N/A                                          N/A                                    N/A
      71               5/31/2008                                 ABM Industries                              8,677
      72              12/31/2008                                     Subway                                  1,300
      73               4/30/2008                                       N/A                                    N/A
      75                  N/A                                          N/A                                    N/A
      76               8/31/2017                                   Brake World                               4,174
      77                  N/A                                          N/A                                    N/A
      78              10/31/2011                                     IMATEK                                  8,505
      80               1/31/2008                                  Boston Market                              2,944
      81              10/31/2003                             Practical Counter Tops                          2,560
      83               3/1/2009                            Brent Coon & Associates, PC                       6,075
      84              11/30/2003                               Lighthouse Resource                           8,402
      86               3/31/2008                                Curves for Women                             1,753
      88                  N/A                                          N/A                                    N/A
      89                  N/A                                          N/A                                    N/A
      91               5/31/2015                           Arab American Child Center                        4,489
      92               6/14/2008                              Quick & McFarlin, PC                           3,532
      93                  N/A                                          N/A                                    N/A
      94               8/31/2004                                      SDSU                                   1,876
      95              10/31/2003                                Qwik Pack & Ship                             1,920
      96               5/1/2004                                    Jag's Salon                               1,200
      97               3/31/2008                                Chuen & Ying Ong                             1,600
      98                  N/A                                          N/A                                    N/A
      99               6/14/2007                                 Fairfield Homes                             2,640
     100              12/31/2005                                Monterrey Mexican                            4,320
     101               7/31/2007                                   Wolf Coffee                               1,555
     102                  N/A                                          N/A                                    N/A
     103                  N/A                                          N/A                                    N/A
     104                  N/A                                          N/A                                    N/A
     105                  N/A                                          N/A                                    N/A
     106               12/1/2003                                       N/A                                    N/A
     107               4/1/2013                                     Starbucks                                1,500
     109                  N/A                                          N/A                                    N/A
     110               1/30/2006                                 Golbin Studios                              2,880
     111                  N/A                                          N/A                                    N/A
     112                  MTM                            Gati Tax & Business Consultant                      1,188
     113                  N/A                                          N/A                                    N/A
     114                  N/A                                          N/A                                    N/A
     115                  N/A                                          N/A                                    N/A
     116               6/30/2011                               Randall Oaks Animal                           1,467
     117                  N/A                                          N/A                                    N/A
     118              12/31/2006                                Wilkins Cleaners                             1,530
     119               6/30/2005                              Omaha Foot Specialist                          3,147
     120              12/31/2015                                 Dollar General                              8,000
     121               3/14/2005                                Pediatric Dental                             2,400
     122                  N/A                                          N/A                                    N/A
     123                  N/A                                          N/A                                    N/A
     124              12/30/2011                                  Gentle Dental                              1,756
     125               6/14/2007                          Don Lucio's Mexican Fast Food                      1,606
     126                  N/A                                          N/A                                    N/A
     127                  N/A                                          N/A                                    N/A
     128                  N/A                                          N/A                                    N/A
     129                  N/A                                          N/A                                    N/A
     130               6/30/2009                         Howard Kahn & Associates, P.A.                      1,488
     131               4/30/2008                                 Oxford Cleaners                             1,600
     132               4/30/2008                                  Cash Station                               1,008
     133               6/30/2005                                Larson Irrigation                            5,948
     134                  N/A                                          N/A                                    N/A
     135               2/8/2005                                Honorable Lee Terry                           2,547
     136                  N/A                                          N/A                                    N/A
     137               7/31/2005                              Acclivus Corporation                          10,981
     138               2/28/2006                                 Mabury Cleaners                             1,720
     139                  N/A                                          N/A                                    N/A
     140                  N/A                                          N/A                                    N/A
     141               8/31/2005                                  Mark Lippman                                422
     142              12/31/2005                                DH Investment Co.                            2,855
     143               1/31/2005                                Papa John's Pizza                            1,500
     144                  N/A                                          N/A                                    N/A
     145                  N/A                                          N/A                                    N/A
     146                  N/A                                          N/A                                    N/A
     147                  N/A                                          N/A                                    N/A
     148                  N/A                                          N/A                                    N/A
     149                  N/A                                          N/A                                    N/A
     150                  N/A                                          N/A                                    N/A
     152                  N/A                                          N/A                                    N/A
     153               7/31/2006                                 K.R. Securities                             1,170

[TABLE CONTINUED]


(i)

                       Major              Initial                                              Initial Other
                  Tenant #3 Lease          Other                                                  Reserve
      #           Expiration Date         Reserve                                                Description
------------------------------------------------------------------------------------------------------------------------------------
      2                                            N/A N/A
      2A             1/31/2014
      2B            12/31/2005
      3             10/31/2010                     N/A N/A
      4                                            N/A N/A
      4A                N/A
      4B                N/A
      5              1/1/2008               $2,000,000 Stabilization Reserve
      6              6/30/2022                $675,632 First Generation Rollover Reserve Fund
      7                 N/A                        N/A N/A
      8                 N/A                        N/A N/A
      10             3/31/2006                 $53,825 Morgan Stanley Reserve
      11                N/A                        N/A N/A
                                                       Allowance Reserve ($49,850), Paving Reserve ($77,928.75), Lucky Reserve
      13             10/1/2007                $235,279 ($7,500), and ADA Reserve ($100,000)
      14                N/A                        N/A N/A
      15                N/A                        N/A N/A
      16                N/A                        N/A N/A
      17                N/A                        N/A N/A
      20            12/31/2005                     N/A N/A
      26                N/A                        N/A N/A
      27            11/30/2010                     N/A N/A
      29                N/A                        N/A N/A
      30                N/A                        N/A N/A
      31                N/A                        N/A N/A
      32                N/A                        N/A N/A
      33             2/28/2008                     N/A N/A
      34             1/31/2006                     N/A N/A
      37             2/28/2006                     N/A N/A
      38                N/A                        N/A N/A
      40                N/A                        N/A N/A
      41                N/A                        N/A N/A
      42                N/A                        N/A N/A
      44             3/14/2020                     N/A N/A
      45                N/A                    $25,000 Termite Reserve
      46             1/31/2008                  $9,350 Sign Ordinance Reserve
      47                N/A                        N/A N/A
      48                N/A                        N/A N/A
      50             1/31/2010                     N/A N/A
      51                N/A                        N/A N/A
      53             4/30/2004                     N/A N/A
      55                N/A                        N/A N/A
      57                N/A                        N/A N/A
      58                N/A                        N/A N/A
      60             4/30/2004                     N/A N/A
      62                                           N/A N/A
     62A            11/30/2005
     62B            11/30/2006
      63             4/30/2007                     N/A N/A
      64             5/1/2004                      N/A N/A
      68                N/A                        N/A N/A
      69                N/A                        N/A N/A
      70                N/A                        N/A N/A
      71             6/30/2012                     N/A N/A
      72             5/31/2006                $250,000 Subway/Rainbow reserve
      73                N/A                        N/A N/A
      75                N/A                        N/A N/A
      76             9/30/2012                     N/A N/A
      77                N/A                        N/A N/A
      78             8/31/2011                     N/A N/A
      80             5/25/2010                $126,645 Service Merchandise Reserve
      81            12/31/2003                     N/A N/A
      83             12/1/2007                     N/A N/A
      84             3/31/2004                     N/A N/A
      86             9/30/2007                     N/A N/A
      88                N/A                        N/A N/A
      89                N/A                        N/A N/A
      91             7/31/2012                     N/A N/A
      92             1/31/2008                 $40,000 Ob-Gyn Care, PC and Midwest Spine, LLC Reserve
      93                N/A                        N/A N/A
      94             6/30/2005                  $1,738 Termite Reserve
      95             5/31/2007                     N/A N/A
      96             9/30/2004                     N/A N/A
      97             8/31/2013                     N/A N/A
      98                N/A                        N/A N/A
      99             4/30/2008                     N/A N/A
     100            12/31/2006                     N/A N/A
     101             9/30/2007                     N/A N/A
     102                N/A                    $68,470 Capital Improvements
     103                N/A                    $13,500 Termite Repair Reserve
     104                N/A                        N/A N/A
     105                N/A                        N/A N/A
     106                N/A                        N/A N/A
     107             4/1/2013                  $28,000 Omnipoint Free Rent Reserve
     109                N/A                        N/A N/A
     110             5/31/2007                     N/A N/A
     111                N/A                        N/A N/A
     112                MTM                        N/A N/A
     113                N/A                    $26,250 Boiler Repair
     114                N/A                        N/A N/A
     115                N/A                        N/A N/A
     116             6/30/2007                     N/A N/A
     117                N/A                        N/A N/A
     118             1/1/2005                      N/A N/A
     119             6/30/2005                     N/A N/A
     120             6/30/2006                     N/A N/A
     121             8/31/2003                     N/A N/A
     122                N/A                        N/A N/A
     123                N/A                        N/A N/A
     124             9/19/2011                     N/A N/A
     125             6/14/2005                     N/A N/A
     126                N/A                        N/A N/A
     127                N/A                        N/A N/A
     128                N/A                        N/A N/A
     129                N/A                        N/A N/A
     130             6/30/2005                     N/A N/A
     131            11/30/2006                     N/A N/A
     132            11/30/2006                     N/A N/A
     133            10/31/2004                     N/A N/A
     134                N/A                        N/A N/A
     135            12/31/2005                     N/A N/A
     136                N/A                        N/A N/A
     137             2/29/2004                 $55,000 Hail Damage Roof Repair
     138            10/31/2009                     N/A N/A
     139                N/A                        N/A N/A
     140                N/A                        N/A N/A
     141             1/19/2005                     N/A N/A
     142            12/31/2005                     N/A N/A
     143             4/30/2004                     N/A N/A
     144                N/A                        N/A N/A
     145                N/A                        N/A N/A
     146                N/A                        N/A N/A
     147                N/A                        N/A N/A
     148                N/A                        N/A N/A
     149                N/A                        N/A N/A
     150                N/A                        N/A N/A
     152                N/A                        N/A N/A
     153             8/31/2005                     N/A N/A

[TABLE CONTINUED]



(i) (xxi)

                 Contractual                        Contractual                                             Letter
                    Other                          Other Reserve          Letter of                        of Credit
      #            Reserve                           Description           Credit                         Description
------------------------------------------------------------------------------------------------------------------------------------
      2                    N/A         N/A                                   N/A        N/A
      2A
      2B
      3                    N/A         N/A                                   N/A        N/A
      4                    N/A         N/A                                   N/A        N/A
      4A
      4B
      5                    N/A         N/A                                   N/A        N/A
      6                    N/A         N/A                                   N/A        N/A
      7                    N/A         N/A                                   N/A        N/A
      8                    N/A         N/A                                   N/A        N/A
      10                   N/A         N/A                                   N/A        N/A
      11                   N/A         N/A                                   N/A        N/A
      13               $22,500         Ground Lease Reserve                  N/A        N/A
      14                   N/A         N/A                                   N/A        N/A
      15                   N/A         N/A                                   N/A        N/A
      16                   N/A         N/A                                   N/A        N/A
      17                $1,000         Garage Reserve                        N/A        N/A
      20                   N/A         N/A                                $550,000      TI/LC Letter of Credit.  Maybe released on
                                                                                        12/31/05 if Adaptec is in occupancy and the
                                                                                        property achieves a NCF of $1,700,000.
      26                   N/A         N/A                                   N/A        N/A
      27                   N/A         N/A                                   N/A        N/A
      29                   N/A         N/A                                   N/A        N/A
      30                   N/A         N/A                                   N/A        N/A
      31                   N/A         N/A                                   N/A        N/A
      32                   N/A         N/A                                   N/A        N/A
      33                   N/A         N/A                                   N/A        N/A
      34                   N/A         N/A                                   N/A        N/A
      37                   N/A         N/A                                   N/A        N/A
      38                   N/A         N/A                                $200,000      Debt Service LOC
      40                   N/A         N/A                                   N/A        N/A
      41                   N/A         N/A                                   N/A        N/A
      42                   N/A         N/A                                   N/A        N/A
      44                   N/A         N/A                                   N/A        N/A
      45                   N/A         N/A                                   N/A        N/A
      46                   N/A         N/A                                $278,055      Tax & Insurance LOC ($40,555.00) and
                                                                                        Replacement Reserve LOC ($237,500.00) in
                                                                                        lieu of cash deposits
      47                   N/A         N/A                                   N/A        N/A
      48                   N/A         N/A                                   N/A        N/A
      50                   N/A         N/A                                $500,000      JoAnn Fabrics LOC
      51                   N/A         N/A                                   N/A        N/A
      53                   N/A         N/A                                   N/A        N/A
      55                   N/A         N/A                                   N/A        N/A
      57                   N/A         N/A                                   N/A        N/A
      58                   N/A         N/A                                   N/A        N/A
      60                   N/A         N/A                                   N/A        N/A
      62                   N/A         N/A                                   N/A        N/A
     62A
     62B
      63                   N/A         N/A                                   N/A        N/A
      64                   N/A         N/A                                   N/A        N/A
      68                   N/A         N/A                                   N/A        N/A
      69                   N/A         N/A                                   N/A        N/A
      70                   N/A         N/A                                   N/A        N/A
      71                   N/A         N/A                                   N/A        N/A
      72               $10,140     (25)Master Lease Reserve               $250,000      Letter of credit for additional security
      73                   N/A         N/A                                   N/A        N/A
      75                   N/A         N/A                                   N/A        N/A
      76                   N/A         N/A                                   N/A        N/A
      77                   N/A         N/A                                   N/A        N/A
      78                   N/A         N/A                                   N/A        N/A
      80                   N/A         N/A                                   N/A        N/A
      81                   N/A         N/A                                   N/A        N/A
      83                   N/A         N/A                                   N/A        N/A
      84                   N/A         N/A                                   N/A        N/A
      86                   N/A         N/A                                   N/A        N/A
      88                   N/A         N/A                                   N/A        N/A
      89                   N/A         N/A                                   N/A        N/A
      91                   N/A         N/A                                   N/A        N/A
      92                   N/A         N/A                                   N/A        N/A
      93                   N/A         N/A                                   N/A        N/A
      94                   N/A         N/A                                   N/A        N/A
      95                   N/A         N/A                                   N/A        N/A
      96                   N/A         N/A                                   N/A        N/A
      97                   N/A         N/A                                   N/A        N/A
      98                   N/A         N/A                                   N/A        N/A
      99                   N/A         N/A                                   N/A        N/A
     100                   N/A         N/A                                   N/A        N/A
     101                   N/A         N/A                                   N/A        N/A
     102                   N/A         N/A                                   N/A        N/A
     103                   N/A         N/A                                   N/A        N/A
     104                   N/A         N/A                                   N/A        N/A
     105                   N/A         N/A                                   N/A        N/A
     106                   N/A         N/A                                   N/A        N/A
     107                   N/A         N/A                                   N/A        N/A
     109                   N/A         N/A                                   N/A        N/A
     110                   N/A         N/A                                   N/A        N/A
     111                   N/A         N/A                                   N/A        N/A
     112                   N/A         N/A                                   N/A        N/A
     113                   N/A         N/A                                   N/A        N/A
     114                   N/A         N/A                                   N/A        N/A
     115                   N/A         N/A                                   N/A        N/A
     116                   N/A         N/A                                   N/A        N/A
     117                   N/A         N/A                                   N/A        N/A
     118                   N/A         N/A                                   N/A        N/A
     119                   N/A         N/A                                   N/A        N/A
     120                   N/A         N/A                                   N/A        N/A
     121                   N/A         N/A                                   N/A        N/A
     122                   N/A         N/A                                   N/A        N/A
     123                   N/A         N/A                                   N/A        N/A
     124                   N/A         N/A                                 $50,000      Letter of Credit for debt service reserve
                                                                                        in event of default
     125                   N/A         N/A                                   N/A        N/A
     126                   N/A         N/A                                   N/A        N/A
     127                   N/A         N/A                                   N/A        N/A
     128                   N/A         N/A                                   N/A        N/A
     129                   N/A         N/A                                   N/A        N/A
     130                   N/A         N/A                                   N/A        N/A
     131                   N/A         N/A                                   N/A        N/A
     132                   N/A         N/A                                   N/A        N/A
     133                   N/A         N/A                                   N/A        N/A
     134                   N/A         N/A                                   N/A        N/A
     135                   N/A         N/A                                   N/A        N/A
     136                   N/A         N/A                                   N/A        N/A
     137                   N/A         N/A                                   N/A        N/A
     138                   N/A         N/A                                   N/A        N/A
     139                   N/A         N/A                                   N/A        N/A
     140                   N/A         N/A                                   N/A        N/A
     141                   N/A         N/A                                   N/A        N/A
     142                   N/A         N/A                                   N/A        N/A
     143                   N/A         N/A                                   N/A        N/A
     144                   N/A         N/A                                   N/A        N/A
     145                   N/A         N/A                                   N/A        N/A
     146                   N/A         N/A                                   N/A        N/A
     147                   N/A         N/A                                   N/A        N/A
     148                   N/A         N/A                                   N/A        N/A
     149                   N/A         N/A                                   N/A        N/A
     150                   N/A         N/A                                   N/A        N/A
     152                   N/A         N/A                                   N/A        N/A
     153                   N/A         N/A                                   N/A        N/A

[TABLE CONTINUED]


(i)


                                                                                 Earnout
                                   Earnout                                       Reserve
           #                       Reserve                                     Description
---------------------------------------------------------------------------------------------------------------------
           2                         N/A              N/A
           2A
           2B
           3                         N/A              N/A
           4                         N/A              N/A
           4A
           4B
           5                         N/A              N/A
           6                         N/A              N/A
           7                         N/A              N/A
           8                         N/A              N/A
           10                        N/A              N/A
           11                        N/A              N/A
           13                        N/A              N/A
           14                        N/A              N/A
           15                        N/A              N/A
           16                        N/A              N/A
           17                        N/A              N/A
           20                        N/A              N/A
           26                        N/A              N/A
           27                        N/A              N/A
           29                        N/A              N/A
           30                        N/A              N/A
           31                        N/A              N/A
           32                        N/A              N/A
           33                        N/A              N/A
           34                        N/A              N/A
           37                        N/A              N/A
           38                        N/A              N/A
           40                        N/A              N/A
           41                        N/A              N/A
           42                        N/A              N/A
           44                        N/A              N/A
           45                        N/A              N/A
           46                        N/A              N/A
           47                        N/A              N/A
           48                        N/A              N/A
           50                        N/A              N/A
           51                        N/A              N/A
           53                        N/A              N/A
           55                        N/A              N/A
           57                        N/A              N/A
           58                        N/A              N/A
           60                        N/A              N/A
           62                        N/A              N/A
          62A
          62B
           63                      $250,000           To be released if on or before 7/31/2005 property is 92% leased and EGI of $860K
           64                        N/A              N/A
           68                        N/A              N/A
           69                        N/A              N/A
           70                        N/A              N/A
           71                        N/A              N/A
           72                        N/A              N/A
           73                        N/A              N/A
           75                        N/A              N/A
           76                        N/A              N/A
           77                        N/A              N/A
           78                        N/A              N/A
           80                        N/A              N/A
           81                        N/A              N/A
           83                        N/A              N/A
           84                        N/A              N/A
           86                      $525,000           To be released to Trustor upon: a) 95% stress value of the property is not
                                                      < $3,125,000; b) no change in rent roll and c) delivery of an executed renewal lease with Golf, Etc. or other tenant with rental rate > $24/psf,
                                                      NNN & > 5yrs
           88                        N/A              N/A
           89                        N/A              N/A
           91                        N/A              N/A
           92                        N/A              N/A
           93                        N/A              N/A
           94                        N/A              N/A
           95                        N/A              N/A
           96                        N/A              N/A
           97                        N/A              N/A
           98                        N/A              N/A
           99                        N/A              N/A
          100                        N/A              N/A
          101                      $340,000           To be released to Trustor upon: a) 95% stress value of the property is not
                                                      < $2,460,000; b) no change in rent roll and c) delivery of an executed renewal lease for suite 250 or 266 or other tenant with rental rate > $24/psf,
                                                      NNN & > 5yrs
          102                        N/A              N/A
          103                        N/A              N/A
          104                      $150,000           To be released upon: 1)obtaining NOI for the preceding 3 months of no less than $264,800;2)provide certified rent rolls stating at least 90% occupancy and 3)complete at least 30 units by 8/1/03.
          105                        N/A              N/A
          106                        N/A              N/A
          107                        N/A              N/A
          109                        N/A              N/A
          110                        N/A              N/A
          111                        N/A              N/A
          112                        N/A              N/A
          113                        N/A              N/A
          114                        N/A              N/A
          115                        N/A              N/A
          116                        N/A              N/A
          117                        N/A              N/A
          118                        N/A              N/A
          119                        N/A              N/A
          120                        N/A              N/A
          121                        N/A              N/A
          122                        N/A              N/A
          123                        N/A              N/A
          124                        N/A              N/A
          125                        N/A              N/A
          126                        N/A              N/A
          127                        N/A              N/A
          128                        N/A              N/A
          129                        N/A              N/A
          130                        N/A              N/A
          131                        N/A              N/A
          132                        N/A              N/A
          133                        N/A              N/A
          134                        N/A              N/A
          135                        N/A              N/A
          136                        N/A              N/A
          137                        N/A              N/A
          138                        N/A              N/A
          139                        N/A              N/A
          140                        N/A              N/A
          141                        N/A              N/A
          142                        N/A              N/A
          143                        N/A              N/A
          144                        N/A              N/A
          145                        N/A              N/A
          146                        N/A              N/A
          147                        N/A              N/A
          148                        N/A              N/A
          149                        N/A              N/A
          150                        N/A              N/A
          152                        N/A              N/A
          153                        N/A              N/A

[TABLE CONTINUED]


(i)

                                    Additional                     Additional                                  Additional
                                    Collateral                     Collateral                                  Collateral
           #                          Amount                       Event Date                                 Description
-----------------------------------------------------------------------------------------------------------------------------------
           2                            N/A                            N/A             N/A
           2A
           2B
           3                            N/A                            N/A             N/A
           4                            N/A                            N/A             N/A
           4A
           4B
           5                            N/A                            N/A             N/A
           6                            N/A                            N/A             N/A
           7                            N/A                            N/A             N/A
           8                            N/A                            N/A             N/A
           10                           N/A                            N/A             N/A
           11                           N/A                            N/A             N/A
           13                           N/A                            N/A             N/A
           14                           N/A                            N/A             N/A
           15                           N/A                            N/A             N/A
           16                           N/A                            N/A             N/A
           17                           N/A                            N/A             N/A
           20                           N/A                            N/A             N/A
           26                           N/A                            N/A             N/A
           27                           N/A                            N/A             N/A
           29                           N/A                            N/A             N/A
           30                           N/A                            N/A             N/A
           31                           N/A                            N/A             N/A
           32                           N/A                            N/A             N/A
           33                           N/A                            N/A             N/A
           34                           N/A                            N/A             N/A
           37                           N/A                            N/A             N/A
           38                           N/A                            N/A             N/A
           40                           N/A                            N/A             N/A
           41                           N/A                            N/A             N/A
           42                           N/A                            N/A             N/A
           44                           N/A                            N/A             N/A
           45                           N/A                            N/A             N/A
           46                           N/A                            N/A             N/A
           47                           N/A                            N/A             N/A
           48                           N/A                            N/A             N/A
           50                           N/A                            N/A             N/A
           51                           N/A                            N/A             N/A
           53                           N/A                            N/A             N/A
           55                           N/A                            N/A             N/A
           57                           N/A                            N/A             N/A
           58                           N/A                            N/A             N/A
           60                           N/A                            N/A             N/A
           62                           N/A                            N/A             N/A
          62A
          62B
           63                         250000                        7/31/2005          To be released if: a) on or before 7/31/2005
                                                                                       property is 92% leased and b)EGI of $860K
           64                           N/A                            N/A             N/A
           68                           N/A                            N/A             N/A
           69                           N/A                            N/A             N/A
           70                           N/A                            N/A             N/A
           71                           N/A                            N/A             N/A
           72                           N/A                            N/A             N/A
           73                           N/A                            N/A             N/A
           75                           N/A                            N/A             N/A
           76                           N/A                            N/A             N/A
           77                           N/A                            N/A             N/A
           78                           N/A                            N/A             N/A
           80                           N/A                            N/A             N/A
           81                           N/A                            N/A             N/A
           83                           N/A                            N/A             N/A
           84                           N/A                            N/A             N/A
           86                         525000                        1/2/2004           To be released to Trustor upon: a) 95% stress
                                                                                       value of the property is not < $3,125,000; b)
                                                                                       no change in rent roll and c) delivery of an
                                                                                       executed renewal lease with Golf, Etc. or
                                                                                       other tenant with rental rate > $24/psf, NNN
                                                                                       & > 5yrs
           88                           N/A                            N/A             N/A
           89                           N/A                            N/A             N/A
           91                           N/A                            N/A             N/A
           92                           N/A                            N/A             N/A
           93                           N/A                            N/A             N/A
           94                           N/A                            N/A             N/A
           95                           N/A                            N/A             N/A
           96                           N/A                            N/A             N/A
           97                           N/A                            N/A             N/A
           98                           N/A                            N/A             N/A
           99                           N/A                            N/A             N/A
          100                           N/A                            N/A             N/A
          101                         340000                        1/2/2004           To be released to Trustor upon: a) 95% stress
                                                                                       value of the property is not < $2,460,000; b)
                                                                                       no change in rent roll and c) delivery of an
                                                                                       executed renewal lease for suite 250 or 266
                                                                                       or other tenant with rental rate > $24/psf,
                                                                                       NNN & > 5yrs
          102                           N/A                            N/A             N/A
          103                           N/A                            N/A             N/A
          104                         150000                        6/2/2004           To be released upon: 1)obtaining NOI for the
                                                                                       preceding 3 months of no less than $264,800;
                                                                                       2)provide certified rent rolls stating at
                                                                                       least 90% occupancy and 3)complete at least
                                                                                       30 units by 8/1/03.
          105                           N/A                            N/A             N/A
          106                           N/A                            N/A             N/A
          107                           N/A                            N/A             N/A
          109                           N/A                            N/A             N/A
          110                           N/A                            N/A             N/A
          111                           N/A                            N/A             N/A
          112                           N/A                            N/A             N/A
          113                           N/A                            N/A             N/A
          114                           N/A                            N/A             N/A
          115                           N/A                            N/A             N/A
          116                           N/A                            N/A             N/A
          117                           N/A                            N/A             N/A
          118                           N/A                            N/A             N/A
          119                           N/A                            N/A             N/A
          120                           N/A                            N/A             N/A
          121                           N/A                            N/A             N/A
          122                           N/A                            N/A             N/A
          123                           N/A                            N/A             N/A
          124                           N/A                            N/A             N/A
          125                           N/A                            N/A             N/A
          126                           N/A                            N/A             N/A
          127                           N/A                            N/A             N/A
          128                           N/A                            N/A             N/A
          129                           N/A                            N/A             N/A
          130                           N/A                            N/A             N/A
          131                           N/A                            N/A             N/A
          132                           N/A                            N/A             N/A
          133                           N/A                            N/A             N/A
          134                           N/A                            N/A             N/A
          135                           N/A                            N/A             N/A
          136                           N/A                            N/A             N/A
          137                           N/A                            N/A             N/A
          138                           N/A                            N/A             N/A
          139                           N/A                            N/A             N/A
          140                           N/A                            N/A             N/A
          141                           N/A                            N/A             N/A
          142                           N/A                            N/A             N/A
          143                           N/A                            N/A             N/A
          144                           N/A                            N/A             N/A
          145                           N/A                            N/A             N/A
          146                           N/A                            N/A             N/A
          147                           N/A                            N/A             N/A
          148                           N/A                            N/A             N/A
          149                           N/A                            N/A             N/A
          150                           N/A                            N/A             N/A
          152                           N/A                            N/A             N/A
          153                           N/A                            N/A             N/A

[TABLE CONTINUED]


(i)


                         Existing                           Description
                         Secondary                          of Existing                                          Description
           #             Financing                          Secondary Financing                                  of Lockbox
-----------------------------------------------------------------------------------------------------------------------------------
           2             N/A                                N/A                                                  Hard
           2A
           2B
           3                                    $55,000,000 Mezzanine Debt                                       Springing
           4             N/A                                N/A                                                  Hard
           4A
           4B
           5             N/A                                N/A                                                  Modified
           6             N/A                                N/A                                                  Springing
           7                                     $5,000,000 $5,000,000 B-Note                                    Springing
           8                                    $46,200,000 Subordinate financing from managing
                                                            borrower.                                            N/A
           10            N/A                                N/A                                                  Springing
           11            N/A                                N/A                                                  N/A
           13            N/A                                N/A                                                  Springing
           14                                    $2,200,000 $2.2 million of mezzanine                            Springing
           15                                    $6,025,000 Master Tenant has an unsecured loan
                                                            from Alton Properties & Trading.                     Hard
           16            N/A                                N/A                                                  N/A
           17            N/A                                N/A                                                  Springing
           20            N/A                                N/A                                                  N/A
           26            N/A                                N/A                                                  N/A
           27            N/A                                N/A                                                  N/A
           29            N/A                                N/A                                                  N/A
           30            N/A                                N/A                                                  N/A
           31            N/A                                N/A                                                  N/A
           32            N/A                                N/A                                                  N/A
           33            N/A                                N/A                                                  N/A
           34            N/A                                N/A                                                  Springing
           37            N/A                                N/A                                                  N/A
           38            N/A                                N/A                                                  N/A
           40            N/A                                N/A                                                  N/A
           41                                      $530,000 Secured subordinate financing was
                                                            obtained from CBA-Mezzanine Capital Finance.         N/A
           42                                      $570,000 There is a $570,000 CBA-Mezz Financing in place.     N/A
           44            N/A                                N/A                                                  Springing
           45            N/A                                N/A                                                  Hard
           46            N/A                                N/A                                                  N/A
           47                                      $420,000 Secured subordinate financing was
                                                            obtained from CBA-Mezzanine Capital Finance.         N/A
           48            N/A                                N/A                                                  N/A
           50            N/A                                N/A                                                  Springing
           51            N/A                                N/A                                                  N/A
           53            N/A                                N/A                                                  N/A
           55            N/A                                N/A                                                  Springing
           57            N/A                                N/A                                                  N/A
           58            N/A                                N/A                                                  N/A
           60            N/A                                N/A                                                  Springing
           62            N/A                                N/A                                                  N/A
          62A
          62B
           63            N/A                                N/A                                                  N/A
           64            N/A                                N/A                                                  N/A
           68            N/A                                N/A                                                  N/A
           69            N/A                                N/A                                                  N/A
           70            N/A                                N/A                                                  Springing
           71            N/A                                N/A                                                  Hard
           72            N/A                                N/A                                                  N/A
           73            N/A                                N/A                                                  N/A
           75            N/A                                N/A                                                  N/A
           76            N/A                                N/A                                                  N/A
           77            N/A                                N/A                                                  N/A
           78            N/A                                N/A                                                  N/A
           80            N/A                                N/A                                                  Springing
           81            N/A                                N/A                                                  N/A
           83            N/A                                N/A                                                  N/A
           84            N/A                                N/A                                                  N/A
           86            N/A                                N/A                                                  N/A
           88            N/A                                N/A                                                  Springing
           89            N/A                                N/A                                                  N/A
           91            N/A                                N/A                                                  N/A
           92            N/A                                N/A                                                  N/A
           93                                      $570,000 Secured Debt                                         N/A
           94            N/A                                N/A                                                  N/A
           95            N/A                                N/A                                                  N/A
           96            N/A                                N/A                                                  Springing
           97            N/A                                N/A                                                  N/A
           98            N/A                                N/A                                                  N/A
           99            N/A                                N/A                                                  N/A
          100                                      $135,521 Unsecured debt                                       Springing
          101            N/A                                N/A                                                  N/A
          102            N/A                                N/A                                                  N/A
          103            N/A                                N/A                                                  N/A
          104            N/A                                N/A                                                  N/A
          105            N/A                                N/A                                                  N/A
          106            N/A                                N/A                                                  N/A
          107            N/A                                N/A                                                  Springing
          109            N/A                                N/A                                                  N/A
          110            N/A                                N/A                                                  N/A
          111            N/A                                N/A                                                  N/A
          112            N/A                                N/A                                                  N/A
          113            N/A                                N/A                                                  N/A
          114            N/A                                N/A                                                  N/A
          115            N/A                                N/A                                                  N/A
          116            N/A                                N/A                                                  N/A
          117            N/A                                N/A                                                  N/A
          118            N/A                                N/A                                                  N/A
          119            N/A                                N/A                                                  N/A
          120            N/A                                N/A                                                  Springing
          121            N/A                                N/A                                                  N/A
          122            N/A                                N/A                                                  N/A
          123            N/A                                N/A                                                  N/A
          124            N/A                                N/A                                                  N/A
          125            N/A                                N/A                                                  N/A
          126            N/A                                N/A                                                  N/A
          127            N/A                                N/A                                                  N/A
          128            N/A                                N/A                                                  N/A
          129            N/A                                N/A                                                  N/A
          130                                       $39,000 Unsecured financing from the Seller                  N/A
          131            N/A                                N/A                                                  N/A
          132            N/A                                N/A                                                  N/A
          133            N/A                                N/A                                                  N/A
          134            N/A                                N/A                                                  N/A
          135            N/A                                N/A                                                  N/A
          136            N/A                                N/A                                                  N/A
          137            N/A                                N/A                                                  N/A
          138            N/A                                N/A                                                  N/A
          139            N/A                                N/A                                                  N/A
          140            N/A                                N/A                                                  N/A
          141            N/A                                N/A                                                  N/A
          142            N/A                                N/A                                                  N/A
          143            N/A                                N/A                                                  N/A
          144            N/A                                N/A                                                  N/A
          145            N/A                                N/A                                                  N/A
          146            N/A                                N/A                                                  N/A
          147            N/A                                N/A                                                  N/A
          148            N/A                                N/A                                                  N/A
          149            N/A                                N/A                                                  N/A
          150            N/A                                N/A                                                  N/A
          152            N/A                                N/A                                                  N/A
          153            N/A                                N/A                                                  N/A

[TABLE CONTINUED]


(i) (xvii) (xviii)

                          Initial                         Recurring                Initial
                          Replacement                     Renovation/Leasing       Debt Service        Earthquake     Environmental
           #              Reserve                         Reserve                  Reserve             Insurance      Insurance
------------------------------------------------------------------------------------------------------------------------------------
           2                     $ -                      $ -                           $ -
           2A                                                                                           No            No
           2B                                                                                           No            No
           3                     $ -                      $ -                           $ -             Yes           No
           4                     $ -                      $ -                           $ -
           4A                                                                                           No            No
           4B                                                                                           No            No
           5                     $ -                      $ -                           $ -             No            No
           6                     $ -                      $ -                           $ -             No            No
           7                     $ -                      $ -                           $ -             No            No
           8                     $ -                      $ -                           $ -             No            No
           10                    $ -                      $ -                           $ -             No            No
           11                    $ -                      $ -                           $ -             No            No
           13                    $ -                      $ -                           $ -             No            No
           14                    $ -                      $ -                           $ -             No            No
           15                    $ -                      $ -                           $ -             Yes           No
           16                    $ -                      $ -                           $ -             No            No
           17                    $ -                      $ -                           $ -             No            No
           20                    $ -                      $ -                           $ -             No            No
           26                    $ -                      $ -                           $ -             No            No
           27                    $ -                      $ -                           $ -             No            No
           29                    $ -                      $ -                           $ -             No            No
           30                    $ -                      $ -                           $ -             No            No
           31                    $ -                      $ -                           $ -             No            No
           32                    $ -                      $ -                           $ -             No            No
           33                    $ -                      $ -                           $ -             No            No
           34                    $ -                      $ -                           $ -             No            No
           37                    $ -                      $ -                           $ -             No            No
           38                    $ -                      $ -                           $ -             No            No
           40                    $ -                      $ -                           $ -             No            No
           41                    $ -                      $ -                           $ -             No            No
           42                    $ -                      $ -                           $ -             No            No
           44                    $ -                      $ -                           $ -             No            No
           45                    $ -                      $ -                           $ -             No            No
           46                    $ -                      $ -                           $ -             No            No
           47              $ 100,000                      $ -                           $ -             No            No
           48                    $ -                      $ -                           $ -             No            No
           50                    $ -                      $ -                           $ -             No            No
           51                    $ -                      $ -                           $ -             No            No
           53                    $ -                      $ -                           $ -             No            No
           55                    $ -                      $ -                           $ -             No            No
           57                    $ -                      $ -                           $ -             No            No
           58                    $ -                      $ -                           $ -             No            No
           60               $ 62,050                      $ -                           $ -             No            No
           62                    $ -                      $ -                           $ -
          62A                                                                                           No            No
          62B                                                                                           No            No
           63                    $ -                      $ -                           $ -             No            No
           64                    $ -                      $ -                           $ -             No            No
           68                    $ -                      $ -                     $ 150,000             No            No
           69                    $ -                      $ -                           $ -             No            No
           70                    $ -                      $ -                           $ -             No            No
           71                    $ -                      $ -                           $ -             No            No
           72                    $ -                      $ -                           $ -             No            No
           73                    $ -                      $ -                           $ -             No            No
           75                    $ -                      $ -                           $ -             No            No
           76                    $ -                      $ -                           $ -             No            No
           77               $ 25,000                      $ -                           $ -             No            No
           78                    $ -                      $ -                           $ -             No            No
           80                    $ -                      $ -                           $ -             No            No
           81                    $ -                      $ -                           $ -             No            No
           83                    $ -                      $ -                           $ -             No            No
           84                    $ -                      $ -                           $ -             No            No
           86                    $ -                      $ -                           $ -             No            No
           88                    $ -                      $ -                           $ -             No            Yes
           89                    $ -                      $ -                           $ -             No            No
           91                    $ -                      $ -                           $ -             No            Yes
           92                    $ -                      $ -                           $ -             No            Yes
           93                    $ -                      $ -                           $ -             No            Yes
           94                    $ -                      $ -                           $ -             No            No
           95                    $ -                      $ -                           $ -             No            No
           96                    $ -                      $ -                           $ -             No            Yes
           97                    $ -                      $ -                           $ -             No            No
           98               $ 40,000                      $ -                           $ -             No            No
           99                    $ -                      $ -                           $ -             No            No
          100                    $ -                      $ -                           $ -             No            No
          101                    $ -                      $ -                           $ -             No            No
          102                    $ -                      $ -                           $ -             No            No
          103                    $ -                      $ -                           $ -             No            No
          104                    $ -                      $ -                           $ -             No            No
          105                    $ -                      $ -                           $ -             No            Yes
          106                    $ -                      $ -                           $ -             No            Yes
          107                    $ -                      $ -                           $ -             No            No
          109                    $ -                      $ -                           $ -             No            No
          110                    $ -                      $ -                           $ -             No            No
          111                    $ -                      $ -                           $ -             No            Yes
          112                    $ -                      $ -                           $ -             No            Yes
          113                    $ -                      $ -                           $ -             No            Yes
          114                    $ -                      $ -                           $ -             No            Yes
          115               $ 26,750                      $ -                           $ -             No            Yes
          116                    $ -                      $ -                           $ -             No            Yes
          117                    $ -                      $ -                           $ -             No            Yes
          118                    $ -                      $ -                           $ -             No            Yes
          119                    $ -                      $ -                           $ -             No            Yes
          120                    $ -                      $ -                           $ -             No            No
          121                    $ -                      $ -                           $ -             No            Yes
          122                    $ -                      $ -                           $ -             No            Yes
          123                    $ -                      $ -                           $ -             No            Yes
          124                    $ -                      $ -                           $ -             No            Yes
          125                    $ -                      $ -                           $ -             No            Yes
          126                    $ -                      $ -                           $ -             No            Yes
          127                    $ -                      $ -                           $ -             No            Yes
          128                    $ -                      $ -                           $ -             No            Yes
          129                    $ -                      $ -                           $ -             No            No
          130                    $ -                      $ -                           $ -             No            No
          131                    $ -                      $ -                           $ -             No            No
          132                    $ -                      $ -                           $ -             No            No
          133                    $ -                      $ -                           $ -             No            No
          134                    $ -                      $ -                           $ -             No            Yes
          135                    $ -                      $ -                           $ -             No            Yes
          136                    $ -                      $ -                           $ -             No            No
          137                    $ -                      $ -                           $ -             No            No
          138                    $ -                      $ -                           $ -             No            Yes
          139                    $ -                      $ -                           $ -             No            No
          140                $ 9,000                      $ -                           $ -             No            Yes
          141                    $ -                      $ -                           $ -             No            Yes
          142                    $ -                      $ -                           $ -             No            No
          143               $ 15,000                      $ -                           $ -             No            No
          144                    $ -                      $ -                           $ -             No            Yes
          145                    $ -                      $ -                           $ -             No            Yes
          146                    $ -                      $ -                           $ -             No            Yes
          147                    $ -                      $ -                           $ -             No            Yes
          148                    $ -                      $ -                           $ -             No            Yes
          149                    $ -                      $ -                           $ -             No            Yes
          150                    $ -                      $ -                           $ -             No            Yes
          152                    $ -                      $ -                           $ -             No            Yes
          153                    $ -                      $ -                      $ 30,000             No            Yes

                                                                    SCHEDULE III


                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

1.    Magnolia Village (loan number 29), Blue Jay Mobile Home Park (loan number
      30), Candlelight Manor (loan number 31) and Elmwood Mobile Home Park (loan number 33).

                                                                     SCHEDULE IV


                         MORTGAGE LOANS WITH LOST NOTES

                                     [None]

                                                                      SCHEDULE V


                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

Exception to paragraph (v)
Montalvo Shopping Center:
Final Certificates of Occupancy could not be obtained for LA Fitness International, Rubio's, Fifth Avenue Cleaners and Coffee Bean & Tea Leaf.

Exception to paragraph (xxxi)(K)
Crow Canyon:
If less than 10 years remain on the term of the ground lease and 50% or more of the improvements have been destroyed on the related Mortgaged Property, the ground lessee has the right to terminate the lease and the insurance proceeds are to be paid in full satisfaction of the related Mortgage Loan (with any remaining proceeds being allocated between ground lessor and lessee in accordance with the terms of the ground lease).

Exception to paragraph (xl)
With respect to the Mortgaged Properties identified on Schedule II as Shilo Center - 5 , Shilo Center - 7 and Shilo Center - 8, a lot line adjustment was recently filed to make each related Mortgaged Property a separate tax lot, but has not yet been issued a tax parcel number. Tax reserves for the whole portion of each related Mortgaged Property have been collected by the lender at closing.

Exception to paragraph (xliii)
Crow Canyon Commons Shopping Center:
The Borrower is one of several co-defendants in a pending action under the Americans with Disabilities Act regarding the portion of the related Mortgaged Property leased to Loehman's. The litigation was estimated to cost the borrower approximately $60,000 to settle for which the lender had the borrower escrow $100,000 at closing.

Exceptions to paragraph (liv)
With respect to the Mortgaged Properties identified on Schedule II as Mayfair Mall, 220 Post Street Building and Crossings at Westland, there exists no "Bad boy" guarantor for damages arising from the enumerated acts.

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            For purposes of these representations and warranties, the phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

            The Seller hereby represents and warrants, subject to the exceptions set forth in the applicable Exception Report, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

                  (1) originated by a savings and loan association, savings
            bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

                  (2) if originated by a person which is not a Qualified
            Originator (any such person, a "Non-Qualified Originator"), then:

                  (1) such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                  (2) the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                  (3) the Mortgage Loan was originated by the Non-Qualified
            Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                  (4) the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                        a. such closing documents reflect the Qualified
                  Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                        b. such closing documents reflect the Non-Qualified
                  Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                        c. such closing documents reflect the Non-Qualified
                  Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

            (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to the Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (a) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since September 3, 2003, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection;

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to
      (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (d) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (e) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the mortgage instrument for that other Mortgage Loan and (f) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (a), (b), (c), (d), (e) and (f) collectively, "Permitted Encumbrances") and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and
      (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail. With respect to any disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b) would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller elsewhere in this Exhibit A or the Exception Report;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi)(a) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impaired property environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impaired property environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off Date);

            (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                  (1) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (2) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (3) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

                  (4) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (5) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

                  (6) The ground lease is in full force and effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to the Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (7) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (8) The lender is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (9) The ground lease does not impose any restrictions on
            subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (10) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (11) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

                  (12) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv)(1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

            (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding Single-Purpose Entity status;

            (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

            (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

            (xliii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xliv) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlvii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property or (c) releases of unimproved out-parcels or (d) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

            (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (xlix)(l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (l) To the Seller's knowledge, (a) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments,
      (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest,
      (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel,
      (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

            (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

            (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan;
      (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the mortgage loans sold to the Depositor by Column Financial, Inc., PNC Bank, National Association and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of December 1, 2003, between the Depositor and Column Financial, Inc, PNC Bank, National Association and KeyBank National Association, respectively, as of the Cut-Off Date;

            (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

            (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            _____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that Column is the owner and holder of a mortgage loan in the original principal amount of $ secured by a mortgage (the "Mortgage") on the premises known as located in ;

            3. (a) that Column, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $_____________________ made by ____________________, to Column, under date of ____________________
            (the "Note");

            4. that the Note is now owned and held by Column;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

            7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C5 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.

                                       COLUMN FINANCIAL, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Sworn to before me this
day of December 5, 2003

                                                                       EXHIBIT C

                                     FORM OF
                          ASSIGNMENT OF MORTGAGE(S) AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

            KNOW ALL MEN BY THESE PRESENTS:

            THAT, as of ____________, Column Financial, Inc., a Delaware corporation, whose address is 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("ASSIGNOR"), in consideration of ten and 00/100 ($10.00) dollars and other good and valuable consideration, paid by Wells Fargo Bank Minnesota, N.A., as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C5, whose address is 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

            See Schedule "A" attached hereto and incorporated herein
                               by this reference.

            TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

            THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of December 1, 2003 among ASSIGNOR and Credit Suisse First Boston Mortgage Securities Corp.

            IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of _________________.

IN PRESENCE OF:

[corporate seal]


                                       COLUMN FINANCIAL, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ___________, before me the undersigned, a NOTARY PUBLIC OF , personally appeared _______________, as ________ of Column Financial, Inc., a Delaware corporation, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said company and (2) he executed said instrument as the act and deed of said company.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the day and year last above written.


                                       ---------------------------------------
                                                      Signature


                                       ---------------------------------------
                                                     Print Name

                                       Residing at
                                                   ---------------------------
                                                   ---------------------------
                                                   ---------------------------

                                       A NOTARY PUBLIC OF
                                                          --------------------

[AFFIX SEAL]                              My Commission expires on____________

                          ASSIGNMENT OF MORTGAGE(S) AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

                             COLUMN FINANCIAL, INC.
                                       TO
                  WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE

                              RECORD AND RETURN TO: